As filed with the Securities and Exchange Commission on July 23, 2019

Securities Act Registration No. 333-

Investment Act Registration No. 811-23458

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-2

REGISTRATION STATEMENT

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐	PRE-EFFECTIVE AMENDMENT NO.

☐	POST-EFFECTIVE AMENDMENT NO.

and/or

☒	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☐	AMENDMENT NO.

Kayne Anderson Income Strategies Fund

Registrant Exact Name as Specified in Charter

811 Main Street, 14th Floor

Houston, Texas 77002

Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

(877) 657-3863

Registrant’s Telephone Number, including Area Code

Jarvis V. Hollingsworth, Esq.

Kayne Anderson Fund Advisors, LLC

811 Main Street, 14th Floor

Houston, Texas 77002

Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

Copies of Communications to:

David A. Hearth, Esq. Paul Hastings LLP 101 California Street, 48th Floor San Francisco, California 94111 (415) 856-7000	R. William Burns III, Esq. Paul Hastings LLP 600 Travis Street, 58th Floor Houston, Texas 77002 (713) 860-7300

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.

☐

Check box if any of the securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan.

It is proposed that this filing will become effective (check appropriate box)

☐	When declared effective pursuant to section 8(c)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Common shares of beneficial interest, $0.001 par value per share			$100,000	$12.12

(1)	Estimated solely for the purpose of calculating the registration fee pursuant to Rule 457(o) under the Securities Act of 1933.
(2)	Paid herewith.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION

Preliminary Prospectus dated July 23, 2019

Kayne Anderson Income Strategies Fund

            Shares

$                per Share

Kayne Anderson Income Strategies Fund (the “Fund,” “we,” “us” or “our”) is a newly organized, non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.

Investment Objective. Our investment objective is to provide our common shareholders with a high level of total return with an emphasis on current distributions. We expect to achieve our investment objective by investing at least 80% of our assets in income-generating investments, with a particular focus on Energy & Infrastructure Equity Investments, Direct Lending Investments and Liquid Credit Investments. We cannot assure you that we will achieve our investment objective.

Investment Adviser. We will be managed by Kayne Anderson Fund Advisors, LLC (our “Adviser”), an affiliate of Kayne Anderson Capital Advisors, L.P. (“KACALP” and, together with its affiliates, “Kayne Anderson”). Our Adviser will be responsible for overseeing our overall investment strategy and its implementation. Each of our Adviser and KACALP is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

Kayne Anderson is a leading alternative investment management firm founded in 1984. As of May 31, 2019, Kayne Anderson managed $30 billion of assets across a variety of strategies. Kayne Anderson has a broad team of research and portfolio management professionals dedicated to its Energy & Infrastructure Equity Investments, Direct Lending Investments and Liquid Credit Investments, and we believe Kayne Anderson’s substantial market knowledge will provide it with the ability to recognize long-term trends and to identify differences in relative value when allocating among individual investment opportunities in the Fund’s portfolio.

No Prior History. Prior to this offering, there has been no public or private market for our common shares. We intend to apply for the listing of our common shares on the New York Stock Exchange under the ticker symbol “KIF” subject to notice of issuance. Shares of closed-end management investment companies frequently trade at prices lower than their net asset value or initial offering price. This discount risk may be greater for investors expecting to sell shares shortly after the completion of this offering.

Investing in our securities involves certain risks. You could lose some or all of your investment. You should consider carefully these risks, together with all of the other information contained in this prospectus before making a decision to purchase our securities. See “Risk Factors” beginning on page 22 of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total(1)
Public offering price	$	$
Sales load(2)	$	$
Proceeds to the Fund(3)	$	$

The underwriters expect to deliver the common shares to purchasers on or about                , 2019.

The date of this prospectus is                 , 2019.

(footnotes continued from previous page)

(1)

The underwriters named in this prospectus have the option to purchase up to                additional common shares at the public offering price within                days from the date of this prospectus solely to cover over-allotments, if any. If the over-allotment option is exercised in full, the total public offering price and proceeds to us will be $                and $                , respectively. See “Underwriters.”

(2)

KACALP, an affiliate of our Adviser (and not the Fund), has agreed to pay, from its own assets (a) compensation of $                per share to the underwriters in connection with this offering, and separately (b) an upfront structuring and syndication fee to                , and may pay certain other qualifying underwriters a structuring fee, a sales incentive fee or other additional compensation in connection with this offering. These fees and compensation are not reflected under “Sales load” in the table above. See “Underwriters—Compensation to Be Paid by Our Adviser.”

(3)

KACALP has agreed to pay all organizational expenses of the Fund and all offering costs associated with this offering. We are not obligated to repay any such organizational expenses or offering costs paid by KACALP.

Rationale for the Fund. The Fund seeks to capitalize on the significant experience of Kayne Anderson’s energy & infrastructure and credit investment teams, with a portfolio targeting Energy & Infrastructure Equity Investments (including Renewable Energy Infrastructure Companies), Direct Lending Investments and Liquid Credit Investments. Kayne Anderson designed the Fund to provide investors access to what we currently see as attractive income-generating investment strategies, offering active portfolio management in a process that is rooted in the firm’s core investment philosophy.

The Fund offers investors an opportunity to participate in a portfolio that offers a diversified mix of equity investments in the energy & infrastructure sector and credit investments across a variety of sectors. Prior to this offering, retail investors have not had the opportunity to invest in the firm’s renewable energy infrastructure, direct lending and liquid credit strategies. Kayne Anderson believes that the Fund is an efficient way for investors to have exposure to these types of income-generating instruments.

Distributions. We intend to make monthly cash distributions to common shareholders. In addition, on an annual basis, we intend to distribute in the last calendar quarter realized net capital gains, if any. Our monthly distributions may include return of capital, which represents a return of a shareholder’s original investment in the Fund. See “Distributions.”

Leverage. We generally will seek to enhance our total returns through the use of financial leverage, which may include the issuance of Leverage Instruments. Under normal market conditions, our policy is to utilize Leverage Instruments in an amount that represents approximately 25% of our total assets. However, based on market conditions, the actual amount of leverage that we use may exceed (or be less than) 25% of our total assets to the extent permitted by the Investment Company Act of 1940, as amended. We expect our initial leverage to consist of floating rate borrowings under a revolving credit facility.

This prospectus sets forth the information about the Fund that you should know before investing. You should read this prospectus before deciding whether to invest in our securities. You should retain this prospectus for future reference. A statement of additional information, dated                 , 2019, as supplemented from time to time, containing additional information, has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the statement of additional information (the table of contents of which is on page 92 of this prospectus), our annual, semi-annual and quarterly reports (when available), and other information about the Fund or make shareholder inquiries, by calling toll-free at (877) 657-3863 or by writing to us at 811 Main Street, 14th Floor, Houston, Texas 77002, Attention: Investor Relations Department. Certain information about the Fund also will be available for free on our Adviser’s website at www.kaynefunds.com (information included on such website does not form part of this prospectus) or from the SEC’s website (www.sec.gov).

Our securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Term. Our Declaration of Trust provides that we will have a limited existence and will dissolve as of the close of business twelve years from the effective date of the initial registration statement of the Fund (the “Termination Date”); provided that our Board of Trustees (the “Board”) may, in its sole discretion and without any action by the shareholders of the Fund, by a majority vote extend the Termination Date (1) for one period that may in no event exceed one year following the Termination Date, and (2) for one additional period that may in no event exceed one year, in each case without a vote of our shareholders. Each holder of common shares of beneficial interest (“common shares”) of the Fund would be paid a pro rata portion of the Fund’s net assets upon termination of the Fund. Notwithstanding the foregoing, if our Board determines to cause the Fund to conduct an Eligible Tender Offer (as defined herein) and the Eligible Tender Offer is completed, the Board may, in its sole discretion and without any action by our shareholders, eliminate the Termination Date and provide for our perpetual existence, subject to the terms and conditions described herein.

Our Declaration of Trust provides that an eligible tender offer (an “Eligible Tender Offer”) is a tender offer by the Fund to purchase up to 100% of the then-outstanding common shares of the Fund as of a date within the twelve months preceding the Termination Date. It is anticipated that shareholders who properly tender common shares in the Eligible Tender Offer will receive a purchase price equal to the net asset value per share as of a date following the expiration date of the Eligible Tender Offer and prior to the payment date. Our Declaration of Trust provides that, following an Eligible Tender Offer, the Fund must have at least $100 million of net assets to ensure our continued viability (the “Termination Threshold”). If the number of properly tendered common shares would result in our net assets totaling less than the Termination Threshold, the Eligible Tender Offer will be terminated and no common shares will be repurchased pursuant to the Eligible Tender Offer. Instead, we will begin (or continue) liquidating our investment portfolio and proceed to terminate on the Termination Date. If the number of properly tendered common shares would result in our net assets totaling greater than the Termination Threshold, we will purchase all common shares properly tendered and not withdrawn pursuant to the terms of the Eligible Tender Offer. Following the completion of an Eligible Tender Offer, our Board may vote to eliminate the Termination Date without a vote of our shareholders and cause the Fund to have a perpetual existence.

Our final distribution to common shareholders on the Termination Date and the amount paid to participating common shareholders upon completion of an Eligible Tender Offer will be based upon our net asset value at such time. Depending on a variety of factors, the amount distributed to common shareholders in connection with our termination or paid to participating common shareholders upon completion of an Eligible Tender Offer may be significantly less than an investor’s original investment. Additionally, given the nature of certain of our investments, the amount actually distributed upon our termination may be less than our net asset value per share on the Termination Date, and the amount actually paid upon completion of an Eligible Tender Offer may be less than our net asset value per share on the expiration date of the Eligible Tender Offer. See “Risk Factors— Risks Related to Our Business and Structure—Limited Term and Tender Offer Risks.”

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, shareholder reports will be available on the Fund’s website at www.kaynefunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may request current, and also elect to continue receiving all future, shareholder reports and other communications in paper free of charge by contacting the Fund at (877) 657-3863 if you hold your shares directly with the Fund, or if you hold your shares through a financial intermediary by contacting your financial intermediary. Your election to receive reports in paper will apply to all shares you hold directly with the Fund or through your financial intermediary, as applicable.

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under “Risk Factors” in this prospectus and our statement of additional information. In this prospectus, we use words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements.

The forward-looking statements contained in this prospectus include statements as to:

•	our operating results;

•	our business prospects;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	our ability to source favorable private investments;

•	the ability of the companies in which we intend to invest to achieve their objectives;

•	our expected financings and investments;

•	our use of financial leverage;

•	our tax status;

•	the tax status of the companies in which we intend to invest;

•	the adequacy of our cash resources and working capital; and

•	the timing and amount of interest, distributions and dividends from the companies in which we intend to invest.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including our annual reports. We acknowledge that, notwithstanding the foregoing statement, the safe harbor for forward-looking statements under the Private Securities Litigation Reform Act of 1995 does not apply to investment companies such as us and statements made in connection with initial public offerings such as this.

-i-

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different or inconsistent information. If anyone provides you with different or inconsistent information, you should not rely on it. The Fund is not, and the underwriters are not, making an offer of these securities in any jurisdiction where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. The Fund’s business, financial condition and prospects may have changed since that date.

-ii-

GLOSSARY OF KEY TERMS

This glossary contains definitions of certain key terms, as they are used in our investment objective and policies and as described in this prospectus. These definitions may not correspond to standard sector definitions.

“Direct Lending Investments” means directly-originated loans and other debt instruments in privately-held businesses. We expect the Fund’s Direct Lending Investments to be focused on middle market companies, which we consider to be companies with annual EBITDA between $10 million and $100 million, but we may invest in larger or smaller companies. We do not expect the Fund’s Direct Lending Investments to be registered with the SEC. Consequently, we do not anticipate that there will be a liquid market to trade these instruments with other market participants.

“Energy Assets” means Midstream Assets, Renewable Energy Infrastructure Assets and other assets that are used in the energy sector, including, but not limited to, assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing or marketing of natural gas, natural gas liquids, crude oil, refined products or electricity.

“Energy Companies” means companies that own and/or operate Energy Assets or provide energy-related services. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenue or operating income from Energy Assets or providing services for the operation of such Energy Assets or (ii) have Energy Assets that represent the majority of their assets.

“Energy & Infrastructure Equity Investments” means equity securities, including common stock and common units, issued by companies in the Energy & Infrastructure Sector that have listed common equity.

“Energy & Infrastructure Sector” consists of Midstream Companies, Renewable Energy Infrastructure Companies and Other Energy Companies.

“Leverage Instruments” means our debt securities, revolving credit facility and other borrowings, and our preferred stock.

“Liquid Credit Investments” means bonds, notes, loans and other debt securities and preferred equity securities issued by companies in the Energy & Infrastructure Sector as well as other industries. We anticipate the Fund’s Liquid Credit Investments will have a liquid market to trade these securities with other market participants.

“Master Limited Partnerships”, or “MLPs”, means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

“Midstream Assets” means assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, distributing, or marketing of natural gas, natural gas liquids, crude oil or refined products.

“Midstream Companies” means companies that own and operate Midstream Assets. Such companies may be structured as Master Limited Partnerships or taxed as corporations. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenue or operating income from Midstream Assets or (ii) have Midstream Assets that represent the majority of their assets.

“North American Companies” means companies that (i) derive at least 50% of their revenues or operating income from North American business operations or (ii) have a majority of their assets located in North America.

“Other Energy Companies” means Energy Companies, excluding Midstream Companies and Renewable Energy Infrastructure Companies.

“Renewable Energy Infrastructure Assets” means assets used in the generation, production, distribution, transportation, storage and marketing of renewable energy such as solar, wind, hydroelectric power, geothermal and biomass power.

-iii-

“Renewable Energy Infrastructure Companies” means companies that own, operate or provide services for Renewable Energy Infrastructure Assets. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenue or operating income from Renewable Energy Infrastructure Assets or (ii) have Renewable Energy Infrastructure Assets that represent the majority of their assets.

“Restricted Securities” means a security that (i) is subject to a lock-up agreement or otherwise contractually restricted from re-sale or (ii) does not have a liquid market to trade such security with other investors.

-iv-

PROSPECTUS SUMMARY

The following summary contains basic information about us and our securities. It is not complete and may not contain all of the information you may want to consider. You should review the more detailed information contained elsewhere in this prospectus and in the statement of additional information, especially the information set forth under the heading “Risk Factors” beginning on page 22 of this prospectus.

The Fund

Kayne Anderson Income Strategies Fund (the “Fund,” “we,” “us” or “our”) is a newly organized, non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). We will be managed by Kayne Anderson Fund Advisors, LLC (our “Adviser”), an affiliate of Kayne Anderson Capital Advisors, L.P. (“KACALP” and, together with its affiliates, “Kayne Anderson”).

Investment Objective

Our investment objective is to provide our common shareholders with a high level of total return with an emphasis on current distributions. We expect to achieve our investment objective by investing at least 80% of our assets in income-generating investments, with a particular focus on Energy & Infrastructure Equity Investments, Direct Lending Investments and Liquid Credit Investments. We cannot assure you that we will achieve our investment objective.

Rationale for the Fund

The Fund seeks to capitalize on the significant experience of Kayne Anderson’s energy & infrastructure and credit investment teams, with a portfolio targeting Energy & Infrastructure Equity Investments (including Renewable Energy Infrastructure Companies), Direct Lending Investments and Liquid Credit Investments. Kayne Anderson designed the Fund to provide investors access to what we currently see as attractive income-generating investment strategies, offering active portfolio management in a process that is rooted in the firm’s core investment philosophy.

The Fund offers investors an opportunity to participate in a portfolio that offers a diversified mix of equity investments in the energy & infrastructure sector and credit investments across a variety of sectors. Prior to this offering, retail investors have not had the opportunity to invest in the firm’s renewable energy infrastructure, direct lending and liquid credit strategies. Kayne Anderson believes that the Fund is an efficient way for investors to have exposure to these types of income-generating instruments.

Background on our Adviser

Kayne Anderson is a leading alternative investment management firm with a 35-year track record. Kayne Anderson’s investment philosophy is to focus on investment niches where the firm can gain competitive advantages, including knowledge and sourcing advantages, and through its rigorous investment process deliver above-average returns for investors in a defensive fashion. The firm’s investment activities are focused on energy & infrastructure, real estate, credit and growth equity.

Energy & Infrastructure

The energy & infrastructure team at Kayne Anderson began investing in MLPs in 1998 when there were twelve MLPs with a combined market capitalization of approximately $10 billion. Kayne Anderson’s investment team has since grown to become one of the largest and most experienced investors in Midstream Companies, with a long-term track record tested by multiple market cycles. The energy & infrastructure team includes approximately 55 investment professionals located in Houston and Los Angeles and currently manages two existing publicly-traded closed-end funds, Kayne Anderson MLP/Midstream Investment Company (NYSE: KYN) and Kayne Anderson Midstream/Energy Fund, Inc. (NYSE: KMF). As of May 31, 2019, Kayne Anderson’s energy & infrastructure team managed $15.6 billion across closed-end funds, SMAs, private funds and upstream-focused private equity funds. We believe the firm’s breadth of activities in the energy & infrastructure industry both among sectors (e.g., upstream, midstream and renewable energy infrastructure) as well as types of investments (e.g., equity and credit investments in publicly-traded and privately-held companies) gives the firm’s investment professionals a broader view into industry trends and relative value among different types of investment opportunities. We believe the Fund will benefit from this perspective.

Credit

Kayne Anderson’s credit team has approximately 45 investment professionals located in Chicago, New York, Los Angeles and Dallas. This team manages $9.2 billion across private funds, SMAs and collateralized loan obligations (“CLOs”), including strategies targeting energy & infrastructure and real estate. Kayne Anderson’s direct lending team joined the firm in 2011 and has invested $4.0 billion in more than 130 transactions over the last eight years. The direct lending team has 24 investment professionals, and the senior leadership of this team has worked together for over 30 years. Like the firm’s energy & infrastructure investment team, the breadth of experience of Kayne Anderson’s credit team – both among the types of investments as well as different industries – provides the firm’s investment professionals a broader view on relative value among different types of credit investments as well as industry trends. We believe the Fund will benefit from this perspective.

Current Opportunity

Kayne Anderson designed the Fund to provide investors access to what we currently see as attractive income-generating investment strategies, offering active portfolio management in a process that is rooted in the firm’s core investment philosophy. The Fund offers investors an opportunity to participate in a portfolio that offers a diversified mix of equity investments in the energy & infrastructure sector and credit investments across a variety of sectors.

Kayne Anderson believes that energy & infrastructure investments currently offer attractive current income as well as the potential for capital appreciation in companies that have long-lived assets with high barriers to entry. Midstream Companies, as measured by the Alerian MLP Index, are trading more than 50% below their highs, and Kayne Anderson believes that current valuation levels do not adequately reflect the favorable operating outlook for these companies. Further, yields for publicly-traded infrastructure companies are well above historical averages and are very attractive in Kayne Anderson’s opinion. As of June 30, 2019, the yield of Midstream Companies, as measured by the Alerian MLP Index, was 7.88% which is 588 basis points higher than the yield on the 10-year U.S. Treasury bond. This compares to a historical average of 395 basis points over the last 15 years.

One of the reasons Kayne Anderson believes the outlook for Midstream Companies is attractive is the recent and projected trends in domestic production of energy-related commodities. Domestic production for crude oil, natural gas and natural gas liquids (“NGLs”) has risen sharply in recent years and we expect this trend to continue. We expect that Midstream Companies will benefit from continued throughput gains as U.S. production continues to grow, increasing the utilization and operating profits for existing Midstream Assets as well as creating the need for additional Midstream Assets to be placed into service.

Kayne Anderson believes that one of the most compelling “megatrends” occurring in the global energy & infrastructure industry is the buildout of renewable energy infrastructure needed to facilitate the transition of power generation from fossil fuels to renewable energy. Kayne Anderson has established itself as a “first mover” in the rapidly growing renewable energy infrastructure sector, and intends to capitalize on this megatrend. The firm has been investing in the renewable energy infrastructure sector since 2013, and in recent years has allocated significant resources to the development of its investment capabilities in the renewable energy sector, which we believe will benefit security selection in the Fund’s portfolio.

Kayne Anderson believes its credit investment strategies have attractive “all-weather” attributes, targeting investments with sustainable yields and limited correlation to broader markets. The Direct Lending Investments that we expect to hold in the Fund’s portfolio will generate what we believe are attractive yields, make quarterly interest payments to holders and will often rank ahead of other debt instruments in the borrower’s capital structure. Many of the Fund’s Direct Lending Investments and Liquid Credit Investments are expected to be floating rate loans, providing a natural hedge against inflation if interest rates increase. As a result of the team’s focus on businesses that we believe to exhibit limited cyclicality, we believe that operating results for the businesses in Kayne Anderson’s direct lending portfolio have had, and will continue to have, minimal correlation to price changes in the broader equity markets. This lack of correlation to the broader markets, combined with attractive yields on senior debt investments are two of the primary reasons we find direct lending investments to be compelling for the Fund’s portfolio.

Our Portfolio Investments

To achieve our investment objective, we will invest at least 80% of our assets in income-generating investments, with a particular focus on Energy & Infrastructure Equity Investments (including Renewable Energy Infrastructure Companies), Direct Lending Investments and Liquid Credit Investments:

•

Energy & Infrastructure Equity Investments. We intend to invest in U.S. and non-U.S. listed common equity securities issued by companies in the Energy & Infrastructure Sector, with a focus on Renewable Energy Infrastructure Companies and Midstream Companies. The Fund may also invest in private investments in public equities (“PIPE Investments”), which are typically unregistered securities, sold by listed companies.

•

Direct Lending Investments. We intend to invest in directly-originated loans and other debt instruments in privately-held businesses. Kayne Anderson is a leading provider of directly negotiated loans to privately-held middle market companies. In general, we use the term “middle market companies” to refer to companies with annual EBITDA between $10 million and $100 million, but we may invest in larger or smaller companies. The Direct Lending Investments we purchase are not expected to be registered with the SEC, and consequently, we do not anticipate that there will be a liquid market to trade these securities with other market participants.

•

Liquid Credit Investments. We intend to invest in debt instruments and preferred equity securities issued by companies in the Energy & Infrastructure Sector as well as other industries. While the debt instruments in which we intend to invest will be a mix of registered and unregistered securities, we anticipate these investments will have a liquid market to trade with other market participants.

Kayne Anderson has a broad team of research and portfolio management professionals dedicated to its Energy & Infrastructure Equity Investments, Direct Lending Investments and Liquid Credit Investments, and we believe Kayne Anderson’s substantial market knowledge will provide it with the ability to recognize long-term trends and to identify differences in relative value when allocating among individual investment opportunities in the Fund’s portfolio.

We may invest in companies listed anywhere in the world, but will invest at least two-thirds of the portfolio in North American Companies. We will invest in companies of any market capitalization.

Attributes of Our Investments

For the reasons discussed below, we believe that the returns for our targeted portfolio investments have the potential to generate attractive risk-adjusted returns.

Energy & Infrastructure Equity Investments

•

Income-generating investments. The Energy & Infrastructure Equity Investments in which we intend to invest generate cash flow from tangible, hard assets. The Fund intends to focus on those publicly-traded companies that offer a sustainable current yield with potential growth opportunities and attractive risk-adjusted returns. As of June 30, 2019, the yield of Midstream Companies, as measured by the Alerian MLP Index, was 7.88% which is 588 basis points higher than the yield on the 10-year U.S. Treasury bond. This compares to a historical average of 395 basis points over the last 15 years.

•

Real assets with strategic importance. Both Midstream Companies and Renewable Energy Infrastructure Companies own assets that are necessary for consumers to have access to energy resources. These assets are fundamental in the generation and transportation of energy to end users and therefore provide a service critically necessary to the health of the global economy. Construction of new energy infrastructure will be required as the economy expands and energy consumption increases.

•

Favorable macro outlook. In the United States, production of crude oil, natural gas and NGLs has risen sharply in recent years, and we expect this trend to continue, providing a favorable backdrop for Midstream Companies. According to the Energy Information Administration, crude oil production reached an all-time high in 2018, with United States output reaching 11.7 million barrels per day, up 19% from late 2017 levels. Natural gas production reached a record of 88.6 billion cubic feet per day in 2018, up more than 11% from late 2017 levels. Total natural gas exports reached a record 10 billion cubic feet per day in 2018, and the United States exported more gas than it imported for the second consecutive year. Production of NGLs reached 4.5 million barrels per day in 2018, up 13% from late 2017 levels. We expect that existing Midstream Assets will benefit from throughput gains as U.S. production continues to grow, increasing the utilization and operating profits for existing Midstream Assets as well as creating the need for additional Midstream Assets to be placed into service.

Renewable Energy Infrastructure Companies similarly have a favorable macro outlook, as wind and solar power generation is now often cost competitive with conventional power without subsidies. Renewable technologies are dominating spending on new generating capacity, with renewable energy projected to account for more than 80% of all new power-generation investments in the coming decades. In 2010, wind and solar energy was less than 30% of global new capacity additions. In 2018, however, wind and solar-related power generation were nearly 70% of global new capacity additions. Based on third-party forecasts, Kayne Anderson expects at least $9 trillion of spending on new wind and solar-related power generation through 2050.

•

Strong relative value. Following the commodity price downturn that began in late 2014, the North American midstream energy sector has focused on de-leveraging, simplifying its ownership structure, and retaining more cash to self-fund growth initiatives. Midstream Companies have made good progress accomplishing these goals and, in Kayne Anderson’s opinion, are on strong financial footing. Midstream Companies, as measured by the Alerian MLP Index, are down over 50% since their peak in August 2014, while the S&P 500 is up almost 50% over the same period. Over the same time period, valuations for Midstream Companies, as measured by the multiple of enterprise value to projected EBITDA (one-year forward estimates) for the Alerian MLP Index, have declined from approximately 11.7x to approximately 9.4x. Kayne Anderson believes these valuation levels are compelling when compared to similar trading multiples for the S&P 500.

Kayne Anderson believes that Renewable Energy Infrastructure Companies are at the forefront of a global energy megatrend of growth in additional renewable power generation capacity and, a result of this trend, should result in strong growth in earnings and cash flows for these companies. Further, because we focus on companies with a highly-contracted asset base, we believe Renewable Energy Infrastructure Companies offer lower sensitivity to economic cycles and commodity prices than a number of other energy sub-sectors. We believe that long-term growth for Renewable Energy Infrastructure Companies will be largely driven by demand for renewable power generation from utilities, governments and corporations, and should have limited correlation to global GDP growth and consumption of fossil fuels. Additionally, we believe this will result in limited correlation between equity prices of Renewable Energy Infrastructure Companies and the equity prices of Midstream Companies and Other Energy Companies. Kayne Anderson believes that a number of Renewable Energy Infrastructure Companies trade with valuations that are not giving sufficient credit to future growth prospects, high-quality assets and market demand for investments with positive environmental impact. As a result of these positive attributes, Kayne Anderson believes that many Renewable Energy Infrastructure Companies should trade at higher valuation multiples than they do currently.

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Midstream Assets have high barriers to entry. Due to the high cost of constructing and the extensive time required to obtain all the necessary environmental and regulatory approvals required to construct new Midstream Assets, the barriers to enter the sector are high. As a result, an existing network of integrated Midstream Assets may be difficult to replicate. These barriers to entry create a competitive advantage for companies with significant existing operations and help to protect the returns generated by those assets.

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Renewable Energy Infrastructure Assets have exhibited cash flow stability. Renewable Energy Infrastructure Companies own contracted or regulated infrastructure assets with predictable cash flows. Assets like wind and solar farms typically generate electricity pursuant to long-term contracts at agreed upon rates. As a result, they generate a highly visible stream of reliable, long-term cash flows with low ongoing operating and maintenance costs. Kayne Anderson believes that diversification of the Fund’s portfolio across global geographies and subsectors will help limit correlation among the Fund’s portfolio of Renewable Energy Infrastructure Companies.

Direct Lending Investments

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Income generating investments. Directly-originated loans to middle market companies typically require the borrower to make monthly or quarterly interest payments, providing holders of these instruments a steady stream of income. Based on third party data and the experience of Kayne Anderson’s investment team, yields on these types of investments have been relatively stable over the last ten years as credit spreads have remained generally consistent over this time period. Returns are generated through the receipt of these interest payments as well as through any fees received, including upfront fees, closing fees, arrangement fees, prepayment fees, administrative agent fees and other fees. In addition, these types of investments are typically structured with floating interest rates which provides the holder a natural hedge against the risk of rising interest rates.

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Low correlation to broader market volatility. Direct Lending Investments are focused on privately-held middle market companies. Kayne Anderson targets businesses that it believes to exhibit limited cyclicality, as the operating results for these types of businesses and, in turn, their ability to service and repay loans has historically exhibited minimal correlation to price changes in the broader equity markets.

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Strong relative value. Based on data Kayne Anderson has compiled from third-party sources, (i) yields on private first lien debt of middle market companies have historically been higher than yields of first lien debt issued by larger companies (average yield premium of approximately 100 basis points over the last ten years), (ii) Direct Lending Investments have achieved higher returns than other asset classes that have the same or similar historical volatility of returns and (iii) middle market Direct Lending Investments have exhibited lower loss rates than the broader credit markets. We believe that private middle market debt offers a compelling risk-reward opportunity for investors.

•	Large target market with attractive supply/demand dynamics for Direct Lending Investments.

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According to the National Center for the Middle Market, there are nearly 200,000 middle market companies in the United States operating across a wide range of industries and geographies. Together, these businesses represent approximately one-third of U.S. private sector GDP. Kayne Anderson believes this large universe presents opportunity as these potential borrowers continue to access debt capital to refinance existing debt, support growth and finance acquisitions.

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In addition, the typical company that Kayne Anderson targets for a Direct Lending Investment has a private equity firm that owns a majority of the company’s equity (Kayne Anderson is often making an investment at the time a private equity firm is making an equity investment in the company to finance the purchase of the underlying business). Based on data from third-party sources, Kayne Anderson believes private equity firms focused on North American investments have over $1 trillion of uninvested capital, which we believe will create a tremendous need for new Direct Lending Investments.

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We also believe that the sources of credit have decreased in recent years as government regulations have significantly increased capital and liquidity requirements for banks, decreasing their ability to hold non-investment grade loans on their balance sheets. This has led to what we believe is an imbalance between the supply of, and demand for, loans to middle market companies, creating opportunities to make investments with attractive risk-adjusted rates of return.

Liquid Credit Investments

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Income generating investments. Liquid Credit Investments typically provide either fixed or variable interest payments to investors. Interest payments on debt instruments are contractual obligations of the borrowers made to the lenders and must be made on specific dates by the borrower. A failure to do so will generally allow creditors to exercise certain remedies against the borrowers.

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Structural protections. The types of bonds in which we intend to invest are typically unsecured, ranking equally with other unsecured debt instruments. These securities benefit from financial covenants that protect the economic interests of the lender. In addition, many of the Liquid Credit Investments in which we intend to invest are structured as loans. These debt instruments are typically secured loans with financial covenants that are more restrictive than the financial covenants in bonds. These loans pay floating interest rates, which provide the holder of such securities a natural hedge against the risk of rising interest rates.

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Liquidity and active asset allocation. The Liquid Credit Investments in which we intend to invest typically have an active trading market that allows the Fund to take advantage of market dislocations and relative value opportunities across different issuers and types of securities. The Fund intends to actively manage portfolio allocations as our portfolio managers evaluate and find attractive investment opportunities.

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Hard assets with high recovery rates. The Fund intends to focus its Liquid Credit Investments on issuers that own hard assets critical to the United States economy and provide stable cash flows, even during recessionary periods. We believe that in events of economic downturn, recovery rates for these types of investments will typically be higher than those of “asset-light” businesses.

Term

Our Declaration of Trust provides that the Fund will have a limited period of existence and will dissolve as of the close of business twelve years from the effective date of the initial registration statement of the Fund (such date, including any extension, the “Termination Date”); provided that our Board of Trustees (the “Board”) may, in its sole discretion and without any action by the shareholders of the Fund, by a majority vote extend the Termination Date (1) for one period that may in no event exceed one year following the Termination Date, and (2) for one additional period that may in no event exceed one year. Notwithstanding the foregoing, if our Board determines to cause the Fund to conduct an Eligible Tender Offer (as defined below), and the Eligible Tender Offer is completed, our Board may, in its sole discretion and without any action by the shareholders of the Fund, eliminate the Termination Date and provide for our perpetual existence, subject to the terms and conditions described below.

Eligible Tender Offer

Our Declaration of Trust provides that an eligible tender offer (an “Eligible Tender Offer”) is a tender offer by the Fund to purchase up to 100% of the then-outstanding common shares as of a date within the twelve months preceding the Termination Date. It is anticipated that shareholders who properly tender common shares in the Eligible Tender Offer will receive a purchase price equal to the net asset value per share as of a date following the expiration date of the Eligible Tender Offer and prior to the payment date. In an Eligible Tender Offer, we will offer to purchase all outstanding common shares held by each shareholder. Our Declaration of Trust provides that, following an Eligible Tender Offer, the Fund must have at least $100 million of net assets to ensure our continued viability (the “Termination Threshold”).

If the number of common shares properly tendered in an Eligible Tender Offer would result in our net assets totaling greater than the Termination Threshold, we will purchase all common shares properly tendered and not withdrawn pursuant to the terms of the Eligible Tender Offer and following the completion of such Eligible Tender Offer, our Board may, in its sole discretion and without any action by the shareholders of the Fund, eliminate the Termination Date and cause us to have a perpetual existence. See “Risk Factors— Risks Related to Our Business and Structure—Limited Term and Tender Offer Risks.” In making a decision to eliminate the Termination Date to provide for our perpetual existence, our Board will take such actions with respect to our continued operations as it deems to be in the best interests of the Fund, based on market conditions at such time, the extent of common shareholder participation in the Eligible Tender Offer and all other factors deemed relevant by our Board in consultation with our Adviser, taking into account that our Adviser may have a potential conflict of interest in seeking to convert the Fund to a perpetual fund.

If the number of properly tendered common shares would result in our net assets totaling less than the Termination Threshold, the Eligible Tender Offer will be terminated, no common shares will be repurchased pursuant to the Eligible Tender Offer and we will begin (or continue) liquidating our investment portfolio and proceed to terminate on the Termination Date.

Our Adviser will pay all costs and expenses associated with the making of an Eligible Tender Offer, other than brokerage and related transaction costs associated with disposition of portfolio investments in connection with the Eligible Tender Offer, which will be borne by us and our common shareholders. An Eligible Tender Offer would be made, and common shareholders would be notified thereof, in accordance with our Declaration of Trust, the 1940 Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the applicable tender offer rules thereunder (including Rule 13e-4 and Regulation 14E under the Exchange Act).

Termination and Liquidation

On or before the Termination Date, we will cease our investment operations, retire or redeem our Leverage Instruments, liquidate our investment portfolio (to the extent possible) and distribute all of our liquidated net assets to common shareholders of record in one or more distributions on or after the Termination Date. In determining whether to extend the term, our Board may consider a number of factors, including, without limitation, whether we would be unable to sell our assets at favorable prices in a time frame consistent with the Termination Date due to lack of market liquidity or other adverse market conditions, or whether market conditions are such that it is reasonable to believe that, with an extension, our remaining assets would appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing our operations.

Our Adviser will seek to manage our investment portfolio consistent with our obligation to cease operations on the Termination Date. To that end, our Adviser intends to seek investments in restricted securities that they reasonably expect can be sold or otherwise exited at favorable prices on or before the Termination Date. However, there is no assurance that a market or other exit strategy will be available for our less liquid investments, including our Direct Lending Investments or other investments in restricted securities. As the Termination Date approaches, we expect that our Adviser will seek to liquidate our less liquid investments. As a result, based on prevailing market conditions, available investment opportunities and other factors, we may invest the proceeds from the sale of such investments in corporate debt securities or in listed equity securities, thereby increasing the portion of our total assets invested in those types of securities, or our Adviser may invest the proceeds in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. As a result, as the Termination Date approaches, our monthly cash distributions may decline, and there can be no assurance that we will achieve our investment objective or that our investment strategies will be successful.

Depending on a variety of factors, including the performance of our investment portfolio over the period of our operations, the amount distributed to common shareholders in connection with our termination or paid to participating common shareholders upon completion of an Eligible Tender Offer may be less, and potentially significantly less, than your original investment. Our final distribution to common shareholders on the Termination Date and the amount paid to participating common shareholders upon completion of an Eligible Tender Offer will be based upon our net asset value at such time, and initial investors and any investors that purchase our common shares after the completion of this offering may receive less, and potentially significantly less, than their original investment. Additionally, given the nature of certain of our investments, the amount actually distributed upon our termination may be less than our net asset value per share on the Termination Date, and the amount actually paid upon completion of an Eligible Tender Offer may be less than our net asset value per share on the expiration date of the Eligible Tender Offer.

Because our assets will be liquidated in connection with our termination or to pay for common shares tendered in an Eligible Tender Offer, we may be required to sell portfolio securities when we otherwise would not, including at times when market conditions are not favorable, which may cause us to lose money. We will make a distribution on the Termination Date of all cash raised from the liquidation of our assets prior to that time. However, given the nature of certain of our investments, particularly our Direct Lending Investments, we may be unable to liquidate certain of our investments until well after the Termination Date. In this case, we may make one or more additional distributions after the Termination Date of any cash received from the ultimate liquidation of those investments. This would delay distribution payments, perhaps for an extended period of time, and there can be no assurance that the total value of the cash distribution made on the Termination Date and such subsequent distributions, if any, will equal our net asset value on the Termination Date, depending on the ultimate results of such post-Termination Date asset liquidations. If, as a result of lack of market liquidity or other adverse market conditions, our Board determines it is in the best interests of the Fund, we may transfer any portfolio investments that remain unsold on the Termination Date to a liquidating trust and distribute interests in such liquidating trust to common shareholders as part of our final distribution. Interests in the liquidating trust are expected to be nontransferable, except by operation of law. The liquidating trust will seek to liquidate such remaining investments for the benefit of our common shareholders as soon as practicable following the Termination Date. However, there can be no assurance as to the timing of or the value obtained from such liquidation. See “Risk Factors— Risks Related to Our Business and Structure—Limited Term and Tender Offer Risks.”

Listing and Symbol

Prior to this offering, there has been no public or private market for our common shares. We intend to apply for the listing of our common shares on the New York Stock Exchange under the ticker symbol “KIF” subject to notice of issuance.

Use of Proceeds

We expect to use the net proceeds from the sale of our common shares to invest in accordance with our investment objective and policies. We anticipate completing the Energy & Infrastructure Equity Investments and the Liquid Credit Investments within three months after the completion of this offering (which will be equal to approximately 60% of our portfolio). We anticipate completing our Direct Lending Investments within approximately twelve months after the completion of this offering. Pending such investment, we expect that the net proceeds of this offering will be invested in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. See “Use of Proceeds” and “Risk Factors— Risks Related to Our Business and Structure—Risk of Delay in Use of Proceeds.”

Fees

Pursuant to the investment management agreement that we will enter into with our Adviser, we will pay our Adviser a management fee for its investment management services equal to an annual rate of 1.35% of our average total assets. Our Adviser has agreed, for a period of the first twelve months following this offering, to waive a portion (0.25% of the Fund’s average total assets) of its management fee. This waiver may not be terminated by our Adviser.

The investment management fee that we will pay our Adviser will be calculated and paid quarterly in arrears. See “Management of the Fund—Investment Management Agreement—Compensation and Expenses.”

Federal Income Tax Status

We intend to elect to be treated, and to qualify each year, as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). Assuming that we qualify as a RIC, we generally will not be subject to U.S. federal income tax on income and gains that we distribute each taxable year to common shareholders if we meet certain minimum distribution requirements. To qualify as a RIC and maintain our RIC status, we will be required to meet asset diversification tests and annual qualifying income and distribution tests. See “Material U.S. Federal Income Tax Considerations.”

Investment Policies

Our investment objective is to provide our common shareholders with a high level of total return with an emphasis on current distributions. We expect to achieve our investment objective by investing at least 80% of our assets in income-generating investments, with a particular focus on Energy & Infrastructure Equity Investments, Direct Lending Investments and Liquid Credit Investments. This investment objective is non-fundamental.

We expect to invest the proceeds of this offering during the first twelve months following the completion of this offering (the “Ramp Up Period”). After the Ramp Up Period, under normal market conditions, our non-fundamental investment policies are as follows:

•	We will invest at least 80% of our total assets (including assets obtained through leverage) in income-generating investments. Return of capital is treated as income for this purpose.

•	We may invest up to but not more than [60]% of our total assets in Energy & Infrastructure Equity Investments.

•	We may invest up to but not more than [50]% of our total assets in Direct Lending Investments.

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We may directly invest up to but not more than 25% (or such higher amount as permitted by any applicable tax diversification rules) of our total assets in equity or debt securities of MLPs as of the end of each fiscal quarter.

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We may invest up to but not more than [30]% of our total assets in Liquid Credit Investments, including below-investment-grade debt securities (commonly referred to as “junk bonds” or “high yield bonds”). Of our Liquid Credit Investments, up to but not more than [10]% of our total assets may be invested in unrated debt securities or below-investment-grade debt securities that are rated less than “B-” (or an equivalent rating) by a nationally recognized ratings agency (for purposes of this test, we will look to the highest credit rating on such debt investment). We may invest in debt securities of any maturity.

•	We may invest up to but not more than [50]% of our total assets in Restricted Securities.

•	We may invest in companies listed anywhere in the world, but will invest at least two-thirds of the portfolio in North American Companies.

•	We may invest up to but not more than [10]% of our total assets in any single issuer.

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We may utilize financial leverage, which may include the issuance of Leverage Instruments and expect to utilize Leverage Instruments in an amount that represents approximately 25% of our total assets. However, based on market conditions at that time, the actual amount of leverage we use may exceed (or be less than) 25% of our total assets to the extent permitted by the 1940 Act. See “Use of Leverage.”

•	We will invest in equities of any market capitalization.

Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations. However, although we may not be required to sell securities due to subsequent changes in value, if such changes cause us to have invested less than 80% of our total assets in income-generating investments, we will be required to make future purchases of securities in a manner so as to bring us into compliance with this investment policy.

Our non-fundamental investment policies may be changed by the Board without your approval, provided that shareholders receive at least 60 days’ prior written notice of any change.

During the final twelve months of operation of the Fund, we may deviate from our investment policies. As we approach the Termination Date, we may invest a portion of our assets, which may be significant, in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities.

Distributions

We intend to make monthly cash distributions to common shareholders. We expect the source of the Fund’s cash distributions to common shareholders to be net distributable income from investments. We define net distributable income as cash or paid-in-kind distributions received from equity securities owned by us, interest payments on debt securities owned by us, other payments on securities owned by us, net premiums received from the sale of covered call options, less operating expenses, and our leverage costs (including dividends on any preferred stock issued by

us). We expect to declare the initial distribution approximately 45 to 60 days, and to pay such distribution approximately 60 to 90 days, from the completion of this offering, depending upon market conditions. In addition, on an annual basis, we intend to distribute realized net capital gains, if any.

While we expect net distributable income to be the source of distributions paid to our shareholders, it is not equal to investment company taxable income. A portion of the distributions that we receive from our investments may be a return of capital resulting in one of the several differences between net distributable income and investment company taxable income.

Investment company taxable income includes, among other items, dividends, interest, ordinary income from MLPs and net short-term capital gains, less expenses. Long-term capital gains reflect the realized market price received in the sale of an investment security in excess of its cost basis, less net capital losses, including any capital loss carryforwards.

For federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income. However, we expect that part (but not all) of the distributions to our common shareholders may be eligible for qualified dividend income treatment for individual and other non-corporate shareholders and the dividend-received deduction for corporate shareholders, assuming the shareholder meets certain holding period and other requirements with respect to its Fund shares. Any distributions in excess of our current and accumulated earnings and profits will be treated first, as a tax-deferred return of capital, which is applied against and will reduce the adjusted tax basis of shares and, after such adjusted basis is reduced to zero, will generally constitute capital gains. Any long-term capital gain distributions are taxable to shareholders as long-term capital gains regardless of the length of time shares have been held. Net capital gain distributions are not eligible for qualified dividend income treatment or the dividend received deduction. See “Material U.S. Federal Income Tax Considerations” for a discussion regarding federal income tax requirements as a RIC, as well as the potential tax characterization of our distributions to shareholders.

Various factors will affect the level of our income, such as our mix of investments as well as the profitability of the underlying businesses in which we have investments. We may not be able to make distributions in certain circumstances. To permit us to maintain a more stable distribution, our Board may from time to time cause us to distribute less than the entire amount of income earned in a particular period. As a result, the distributions paid by us for any particular period may be more or less than the amount of income actually earned by us during that period. If distributions paid to common shareholders exceed the amount of income and gains actually earned by us during a period, the excess of such distribution will generally constitute, for federal income tax purposes, a return of capital to the extent of the shareholder’s basis in the shares and capital gain thereafter. A return of capital, which represents a return of a shareholder’s original investment in the Fund, reduces the basis of the shares held by a shareholder, which may increase the amount of gain recognized upon the sale of such shares. See “Distributions” and “Risk Factors— Risks Related to Our Business and Structure—Distribution Risk.”

Automatic Dividend Reinvestment Plan

We intend to have an automatic dividend reinvestment plan for our shareholders that will be effective upon completion of this offering. Our plan will be an “opt out” dividend reinvestment plan. Registered holders of our common shares will automatically be enrolled and entitled to participate in the plan. As a result, if we declare a distribution after the plan is effective, a registered holder’s cash distribution will be automatically reinvested in additional common shares, unless the registered holder specifically “opts out” of the dividend reinvestment plan so as to receive cash distributions. Taxable distributions are subject to federal income tax whether received in cash or additional common shares. See “Automatic Dividend Reinvestment Plan” and “Material U.S. Federal Income Tax Considerations.”

Leverage

We generally will seek to enhance our total returns through the use of financial leverage, which may include the issuance of Leverage Instruments. Under normal market conditions, our policy is to utilize Leverage Instruments in an amount that represents approximately 25% of our total assets. However, based on market conditions, the actual amount of leverage that we use may exceed (or be less than) 25% of our total assets to the extent permitted by the 1940 Act. We expect our initial leverage to consist of floating rate borrowings under a revolving credit facility.

Leverage creates risk for our common shareholders, including the likelihood of greater volatility of net asset value and market price of our common shares, and the risk of fluctuations in dividend rates or interest rates on Leverage Instruments which may affect the return to the holders of our common shares or will result in fluctuations in the distributions paid by us on our common shares. To the extent the return on securities purchased with funds received from Leverage Instruments exceeds their cost (including increased expenses to us), our total return will be greater than if Leverage Instruments had not been used. Conversely, if the return derived from such securities is less than the cost of Leverage Instruments (including increased expenses to us), our total return will be less than if Leverage Instruments had not been used, and therefore, the amount available for distribution to our common shareholders will be reduced. In the latter case, our Adviser in its best judgment nevertheless may determine to maintain our leveraged position if it expects that the long-term benefits of so doing will outweigh the near-term impact of the reduced return to our common shareholders.

Maryland law permits us as a Maryland statutory trust, without prior approval of our common shareholders, to borrow money. In this regard, we may obtain proceeds through Borrowings and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security our assets. In connection with such Borrowings, we may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of such Borrowing over its stated interest rate.

Under the requirements of the 1940 Act, we, immediately after issuing any senior securities representing indebtedness, must have an asset coverage of at least 300% after such issuance. With respect to such issuance, asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness issued by us.

Allocation of Investment Opportunities

Our Adviser and its affiliates currently manage, and may in the future have, other clients with similar or competing investment objectives. Specifically, Kayne Anderson also manages KYN, KMF and several private investment funds that invest in the Energy & Infrastructure Sector. Some of the affiliated funds have investment objectives that overlap with ours.

Investment decisions for us are made independently from those of Kayne Anderson’s other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by Kayne Anderson or its affiliates seek to purchase or sell the same publicly-traded securities, the securities actually purchased or sold are allocated by Kayne Anderson in its discretion in accordance with the clients’ various investment objectives and its allocation policies. In addition, Kayne Anderson has adopted a formal credit conflicts policy to address actual and potential conflicts with respect to matters arising from the investment activities of the broader credit platform including, but not limited to, refinancings, follow-ons and investments across a capital structure. In some cases, this system may adversely affect the price or size of the position we may obtain. In other cases, however, our ability to participate in volume transactions may produce better outcomes for us.

Kayne Anderson has applied for exemptive relief from the SEC that permits certain co-investment transactions. There is no assurance that Kayne Anderson will obtain such relief, however. If received, Kayne Anderson will have the ability to allocate investment opportunities of certain negotiated transactions between the Fund and other Kayne Anderson accounts in a manner consistent with Kayne Anderson’s allocation policy and procedures, up to the amount proposed to be invested by each. All accounts generally are required to participate on the same terms. Pursuant to the exemptive order, Kayne Anderson will be required to provide the board of directors of each participating registered fund with certain information concerning the relevant investment. A majority (as defined in section 57(o) of the 1940 Act) of the directors eligible to consider the co-investment transaction of each participating registered fund must approve such registered fund’s participation in the co-investment transaction.

Hedging and Risk Management

While we have no current intent to do so, we may write call options with the purpose of generating realized gains or reducing our ownership of certain equity securities. We will only write call options on securities that we hold in our portfolio (i.e., covered calls). A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If we write a call option on a security, we have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss. We, as the writer of the option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

We may utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of our Leverage Instruments. Such interest rate swaps would principally be used to protect us against higher costs on our Leverage Instruments resulting from increases in short-term interest rates. We anticipate that the majority of our interest rate hedges will be interest rate swap contracts with financial institutions.

While we have no current intent to do so, we may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, we may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in our portfolio; (ii) purchase call options or put options, (iii) enter into total return swap contracts; or (iv) sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Equity Securities Risks—Short Sales Risk.” We do not intend to have a net short position that exceeds 2% of our total assets.

We may also use various hedging and other risk management strategies to seek to manage market risks or foreign currency risks. Such hedging strategies would be utilized to seek to protect against possible adverse changes in the market value of securities held in our portfolio or foreign currency exchange rates, or to otherwise protect the value of our portfolio. We may execute our hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options, swaps or futures contracts on indexes or foreign currencies. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Derivatives and Hedging Risk.”

For purposes of determining compliance with the requirement that we invest 80% of our total assets in income-generating investments, we value derivative instruments based on their respective current fair market values. See “Investment Objective and Principal Investment Strategies.”

Adviser’s Information

The principal offices of our Adviser are located at 811 Main Street, 14th Floor, Houston, Texas 77002. The toll-free telephone number of our Adviser is (877) 657-3863. Our Adviser’s website is www.kaynefunds.com. Information posted to the websites of our Adviser, or the websites of any of its affiliates, should not be considered part of this prospectus.

Risks

The Fund is a newly organized, non-diversified, limited term closed-end management investment company with no history of operations and is designed for long-term investors and not as a trading vehicle.

Investing in our common shares involves risk, including the risk that you may receive little or no return on your investment, or even that you may lose part or all of your investment. Our emphasis on Energy & Infrastructure Equity Investments, Direct Lending Investments and Liquid Credit Investments may present more risk than if we were more broadly diversified. An investment in our common shares will also be subject to the risks inherent to investing in private investments and other illiquid securities. These risks, along with other risks applicable to an investment in our common shares, are more fully set forth under the heading “Risk Factors.” Before investing in our common shares, you should consider carefully all of these risks.

An investment in our securities should not constitute a complete investment program for any investor and involves a high degree of risk. Due to the uncertainty in all investments, there can be no assurance that we will achieve our investment objective.

FEES AND EXPENSES

The following table contains information about the costs and expenses that common shareholders will bear directly or indirectly. In accordance with SEC requirements, the expenses shown in the table under “Other Expenses,” “Annual Expenses” and “Net Annual Expenses” are based on estimated amounts for our first full year of operations and assume that we will issue              common shares ($            ). The table below assumes the use of Leverage Instruments in an amount equal to             % of our total assets and shows our expenses as a percentage of net assets attributable to our common shares. Our actual expenses may vary from the estimated expenses shown in the table.

Shareholder Transaction Expenses:
Sales Load Paid	None
Offering Expenses Borne by the Shareholders(1)	None
Dividend Reinvestment Plan Fees(2)	None

Total Shareholder Transaction Expenses	None

Annual Expenses as a Percentage of Net Assets Attributable to Common Shares(3)

Annual Expenses:
Management Fees(4)%
Interest Payments on Borrowed Funds(5)
Other Expenses(6)
Annual Expenses
Less Fee and Expense Reimbursement(7)	(	)

Net Annual Expenses		%

(1)

Kayne Anderson (and not the Fund) has agreed to pay, from its own assets, all organizational expenses of the Fund and all offering costs associated with this offering. The Fund is not obligated to repay any such organizational expenses or offering costs paid by Kayne Anderson.

(2)

There are no brokerage charges with respect to common shares issued by the Fund. The expenses of administering our Dividend Reinvestment Plan are included in Other Expenses. Common shareholders will pay brokerage charges if they direct American Stock Transfer & Trust Company, as their agent (the “Plan Administrator”), to sell their common shares held in a dividend reinvestment account. See “Automatic Dividend Reinvestment Plan.”

(3)

The table presented above estimates what our annual expenses would be stated as a percentage of our net assets attributable to common shares for our first full year of operations. This results in a higher percentage than the percentage attributable to our estimated expenses for our first full year of operations stated as a percentage of our total assets. See “Use of Leverage—Annual Expenses as a Percentage of Total Assets Attributable to Common Shares.”

(4)

Pursuant to the terms of the investment management agreement between the Fund and our Adviser, the management fee is calculated at an annual rate of 1.35% of our average total assets, computed and paid quarterly. Management fees in the table above are calculated as a percentage of net assets attributable to common shares, which results in a higher percentage than the percentage attributable to average total assets. See “Management of the Fund—Investment Management Agreement—Compensation and Expenses.”

(5)

Assumes that we borrow approximately $            million under a revolving credit facility, assuming an annual interest rate of            % on the amount borrowed, which represents leverage of approximately            % of our total assets.

(6)

Other expenses include our estimated overhead expenses, including payments to our transfer agent, administrator, custodian, legal, audit and tax compliance expenses for our first full year of operations. The holders of our common shares indirectly bear the costs associated with such other expenses as well as all other costs not specifically assumed by our Adviser and incurred in connection with our operations.

(7)

Our Adviser has agreed, for a period of the first twelve months following this offering, to waive a portion (0.25% of the Fund’s average total assets) of its management fee. This waiver will not apply after the passage of this twelve month period. This waiver may not be terminated by our Adviser.

The purpose of the table above and the example below is to help you understand all fees and expenses that you would bear directly or indirectly as a holder of our common shares. See “Use of Leverage,” “Management of the Fund—Investment Management Agreement—Compensation and Expenses” and “Automatic Dividend Reinvestment Plan.”

Example

The following example illustrates the cumulative expenses that common shareholders would pay on a $1,000 investment in our common shares, assuming annual expenses at the levels set forth in the table above, including the management fee waiver of 0.25% for one year following the completion of this offering. The following example assumes that all distributions received by our common shareholders are reinvested at net asset value, and an annual rate of return of 5% on our portfolio securities.

	1 Year	3 Years	5 Years	10 Years
Expenses	$	$	$	$

THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. The example assumes that the estimated “Annual Expenses” set forth in the Annual Expenses table are accurate and that all distributions are reinvested at net asset value. ACTUAL EXPENSES (INCLUDING THE COST OF LEVERAGE, IF ANY, AND OTHER EXPENSES) MAY BE GREATER OR LESS THAN THOSE SHOWN. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

For additional information with respect to our expenses, see “Management of the Fund” and “Automatic Dividend Reinvestment Plan.”

THE FUND

We are a newly organized, non-diversified, closed-end management investment company registered as such with the SEC under the 1940 Act. We were organized as a Maryland statutory trust. Our fiscal year ends on December 31st. Prior to this offering, there has been no public or private market for our common shares. We intend to apply for the listing of our common shares on the New York Stock Exchange under the ticker symbol “KIF” subject to notice of issuance.

USE OF PROCEEDS

We expect to use the net proceeds from the sale of our common shares to invest in accordance with our investment objective and policies. We anticipate completing the Energy & Infrastructure Equity Investments and the Liquid Credit Investments within three months after the completion of this offering (which will be equal to approximately 60% of our portfolio). We anticipate completing our Direct Lending Investments within approximately twelve months after the completion of this offering. Pending such investment, we expect that the net proceeds of this offering will be invested in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. See “Risk Factors— Risks Related to Our Business and Structure—Risk of Delay in Use of Proceeds.”

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Investment Objective

Our investment objective is to provide our common shareholders with a high level of total return with an emphasis on current distributions. We expect to achieve our investment objective by investing at least 80% of our assets in income-generating investments, with a particular focus on Energy & Infrastructure Equity Investments, Direct Lending Investments and Liquid Credit Investments. We cannot assure you that we will achieve our investment objective.

Rationale for the Fund

The Fund seeks to capitalize on the significant experience of Kayne Anderson’s energy & infrastructure and credit investment teams, with a portfolio targeting Energy & Infrastructure Equity Investments (including Renewable Energy Infrastructure Companies), Direct Lending Investments and Liquid Credit Investments. Kayne Anderson designed the Fund to provide investors access to what we currently see as attractive income-generating investment strategies, offering active portfolio management in a process that is rooted in the firm’s core investment philosophy.

The Fund offers investors an opportunity to participate in a portfolio that offers a diversified mix of equity investments in the energy & infrastructure sector and credit investments across a variety of sectors. Prior to this offering, retail investors have not had the opportunity to invest in the firm’s renewable energy infrastructure, direct lending and liquid credit strategies. Kayne Anderson believes that the Fund is an efficient way for investors to have exposure to these types of income-generating instruments.

Background on our Adviser

Kayne Anderson is a leading alternative investment management firm with a 35-year track record. Kayne Anderson’s investment philosophy is to focus on investment niches where the firm can gain competitive advantages, including knowledge and sourcing advantages, and through its rigorous investment process deliver above-average returns for investors in a defensive fashion. The firm’s investment activities are focused on energy & infrastructure, real estate, credit and growth equity.

Energy & Infrastructure

The energy & infrastructure team at Kayne Anderson began investing in MLPs in 1998 when there were twelve MLPs with a combined market capitalization of approximately $10 billion. Kayne Anderson’s investment team has since grown to become one of the largest and most experienced investors in Midstream Companies, with a long-term track record tested by multiple market cycles. The energy & infrastructure team includes approximately 55 investment professionals located in Houston and Los Angeles and currently manages two existing publicly-traded closed-end funds, Kayne Anderson MLP/Midstream Investment Company (NYSE: KYN) and Kayne Anderson Midstream/Energy Fund, Inc. (NYSE: KMF). As of May 31, 2019, Kayne Anderson’s energy & infrastructure team managed $15.6 billion across closed-end funds, SMAs, private funds and upstream-focused private equity funds. We believe the firm’s breadth of activities in the energy & infrastructure industry both among sectors (e.g., upstream, midstream and renewable energy infrastructure) as well as types of investments (e.g., equity and credit investments in publicly-traded and privately-held companies) gives the firm’s investment professionals a broader view into industry trends and relative value among different types of investment opportunities. We believe the Fund will benefit from this perspective.

Credit

Kayne Anderson’s credit team has approximately 45 investment professionals located in Chicago, New York, Los Angeles and Dallas. This team manages $9.2 billion across private funds, SMAs and CLOs, including strategies targeting energy & infrastructure and real estate. Kayne Anderson’s direct lending team joined the firm in 2011 and has invested $4.0 billion in more than 130 transactions over the last eight years. The direct lending team has 24 investment professionals, and the senior leadership of this team has worked together for over 30 years. Like the firm’s energy & infrastructure investment team, the breadth of experience of Kayne Anderson’s credit team – both among the types of investments as well as different industries – provides the firm’s investment professionals a broader view on relative value among different types of credit investments as well as industry trends. We believe the Fund will benefit from this perspective.

Our Portfolio Investments

To achieve our investment objective, we will invest at least 80% of our assets in income-generating investments, with a particular focus on Energy & Infrastructure Equity Investments (including Renewable Energy Infrastructure Companies), Direct Lending Investments and Liquid Credit Investments:

•

Energy & Infrastructure Equity Investments. We intend to invest in U.S. and non-U.S. listed common equity securities issued by companies in the Energy & Infrastructure Sector, with a focus on Renewable Energy Infrastructure Companies and Midstream Companies. The Fund may make PIPE Investments, which are typically unregistered securities, sold by listed companies.

•

Direct Lending Investments. We intend to invest in directly-originated loans and other debt instruments in privately-held businesses. Kayne Anderson is a leading provider of directly negotiated loans to privately-held middle market companies. In general, we use the term “middle market companies” to refer to companies with annual EBITDA between $10 million and $100 million, but we may invest in larger or smaller companies. The Direct Lending Investments we purchase are not expected to be registered with the SEC, and consequently, we do not anticipate that there will be a liquid market to trade these securities with other market participants.

•

Liquid Credit Investments. We intend to invest in debt instruments and preferred equity securities issued by companies in the Energy & Infrastructure Sector as well as other industries. While the debt instruments in which we intend to invest will be a mix of registered and unregistered securities, we anticipate these investments will have a liquid market to trade with other market participants.

Kayne Anderson has a broad team of research and portfolio management professionals dedicated to its Energy & Infrastructure Equity Investments, Direct Lending Investments and Liquid Credit Investments, and we believe Kayne Anderson’s substantial market knowledge will provide it with the ability to recognize long-term trends and to identify differences in relative value when allocating among individual investment opportunities in the Fund’s portfolio.

We may invest in companies listed anywhere in the world, but will invest at least two-thirds of the portfolio in North American Companies. We will invest in companies of any market capitalization.

More information on our portfolio investments is contained in the statement of additional information.

Investment Policies

Our investment objective is to provide our common shareholders with a high level of total return with an emphasis on current distributions. We expect to achieve our investment objective by investing at least 80% of our assets in income-generating investments, with a particular focus on Energy & Infrastructure Equity Investments, Direct Lending Investments and Liquid Credit Investments. This investment objective is non-fundamental.

We expect to invest the proceeds of this offering during the Ramp Up Period. After the Ramp Up Period, under normal market conditions, our non-fundamental investment policies are as follows:

•	We will invest at least 80% of our total assets (including assets obtained through leverage) in income-generating investments. Return of capital is treated as income for this purpose.

•	We may invest up to but not more than [60]% of our total assets in Energy & Infrastructure Equity Investments.

•	We may invest up to but not more than [50]% of our total assets in Direct Lending Investments.

•

We may directly invest up to but not more than 25% (or such higher amount as permitted by any applicable tax diversification rules) of our total assets in equity or debt securities of MLPs as of the end of each fiscal quarter.

•

We may invest up to but not more than [30]% of our total assets in Liquid Credit Investments, including below-investment-grade debt securities (commonly referred to as “junk bonds” or “high yield bonds”). Of our Liquid Credit Investments, up to but not more than [10]% of our total assets may be invested in unrated debt securities or below-investment-grade debt securities that are rated less than “B-” (or an equivalent rating) by a nationally recognized ratings agency (for purposes of this test, we will look to the highest credit rating on such debt investment). We may invest in debt securities of any maturity.

•	We may invest up to but not more than [50]% of our total assets in Restricted Securities.

•	We may invest in companies listed anywhere in the world, but will invest at least two-thirds of the portfolio in North American Companies.

•	We may invest up to but not more than [10]% of our total assets in any single issuer.

•

We may utilize financial leverage, which may include the issuance of Leverage Instruments and expect to utilize Leverage Instruments in an amount that represents approximately 25% of our total assets. However, based on market conditions at that time, the actual amount of leverage we use may exceed (or be less than) 25% of our total assets to the extent permitted by the 1940 Act. See “Use of Leverage.”

•	We will invest in equities of any market capitalization.

Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations. However, although we may not be required to sell securities due to subsequent changes in value, if such changes cause us to have invested less than 80% of our total assets in income-generating investments, we will be required to make future purchases of securities in a manner so as to bring us into compliance with this investment policy.

Our non-fundamental investment policies may be changed by the Board without your approval, provided that the shareholders receive at least 60 days’ prior written notice of any change.

During the final twelve months of operation of the Fund, we may deviate from our investment policies. As we approach the Termination Date, we may invest a portion of our assets, which may be significant, in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities.

Investment Practices

Covered Calls

While we have no current intent to do so, we may write call options with the purpose of generating realized gains or reducing our ownership of certain equity securities. We will only write call options on securities that we hold in our portfolio (i.e., covered calls). A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If we write a call option on a security, we have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss. We, as the writer of the option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

Interest Rate Swaps

We may utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of our Leverage Instruments. Such interest rate swaps would principally be used to protect us against higher costs on our Leverage Instruments resulting from increases in short-term interest rates. We anticipate that the majority of our interest rate hedges will be interest rate swap contracts with financial institutions.

Use of Arbitrage and Other Derivative-Based Strategies

While we have no current intent to do so, we may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, we may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in our portfolio; (ii) purchase call options or put options, (iii) enter into total return swap contracts; or (iv) sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Equity Securities Risks—Short Sales Risk.” We do not intend to have a net short position that exceeds 2% of our total assets.

Other Risk Management Strategies

We may also use various hedging and other risk management strategies to seek to manage market risks or foreign currency risks. Such hedging strategies would be utilized to seek to protect against possible adverse changes in the market value of securities held in our portfolio or foreign currency exchange rates, or to otherwise protect the value of our portfolio. We may execute our hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options, swaps or futures contracts on indexes or foreign currencies. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Derivatives and Hedging Risk.”

Subsidiaries

If our Adviser determines it to be appropriate or necessary, we may form one or more wholly owned subsidiaries in one or more jurisdictions, each of which would be treated as a corporation for U.S. federal income tax purposes. We may invest either directly or indirectly through such subsidiaries. We will be the sole shareholder of any such subsidiary. We may invest indirectly through the subsidiaries if our Adviser believes it is desirable to do so to comply with the requirements for qualification as a RIC under the Code.

Any such subsidiaries will not be registered under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or any jurisdiction in which a subsidiary is formed could result in our inability or the inability of the subsidiaries to operate as described in this prospectus and our statement of additional information and could adversely affect the Fund. Our Board will have oversight responsibility for the investment activities of the Fund, including the Fund’s investments in any subsidiary, and our role as the sole shareholder of any subsidiary.

The assets of any subsidiaries and the assets of the Fund, taken as a whole, will be subject to the same investment restrictions and limitations, and the subsidiary will be subject to the same compliance policies and procedures, as the Fund. As a result, investments held through a subsidiary will be taken into account in determining compliance with the investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, affiliated transactions and the timing and method of the valuation of any subsidiary’s portfolio investments.

Temporary Investments and Defensive Investments

Pending investment of the proceeds of this offering (which we expect may take up to approximately twelve months following the closing of this offering), we may invest offering proceeds in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. We also may invest in these instruments on a temporary basis to meet working capital needs, including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions and to facilitate the payment of expenses and settlement of trades.

Under adverse market or economic conditions, we may invest up to 100% of our total assets in these securities. The yield on these securities may be lower than the returns on equity securities or yields on lower rated debt securities. In addition, as the Termination Date approaches, we may invest a portion of our assets, which may be significant, in these securities. To the extent we invest in these securities on a temporary basis or for defensive purposes, we may not achieve our investment objective.

Portfolio Turnover

We anticipate that our annual portfolio turnover rate will range between 20% and 30%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in our Adviser’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “Material U.S. Federal Income Tax Consequences.”

Allocation of Investment Opportunities

Our Adviser and its affiliates currently manage, and may in the future have, other clients with similar or competing investment objectives. Specifically, Kayne Anderson also manages KYN, KMF and several private investment funds that invest in the Energy & Infrastructure Sector. Some of the affiliated funds have investment objectives that overlap with ours.

Investment decisions for us are made independently from those of Kayne Anderson’s other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by Kayne Anderson or its affiliates seek to purchase or sell the same publicly-traded securities, the securities actually purchased or sold are allocated by Kayne Anderson in its discretion in accordance with the clients’ various investment objectives and its allocation policies. In addition, Kayne Anderson has adopted a formal credit conflicts policy to address actual and potential conflicts with respect to matters arising from the investment activities of the broader credit platform including, but not limited to, refinancings, follow-ons and investments across a capital structure. In some cases, this system may adversely affect the price or size of the position we may obtain. In other cases, however, our ability to participate in volume transactions may produce better outcomes for us.

Kayne Anderson has applied for exemptive relief from the SEC that permits certain co-investment transactions. There is no assurance that Kayne Anderson will obtain such relief, however. If received, Kayne Anderson will have the ability to allocate investment opportunities of certain negotiated transactions between the Fund and other Kayne Anderson accounts in a manner consistent with Kayne Anderson’s allocation policy and procedures, up to the amount proposed to be invested by each. All accounts generally are required to participate on the same terms. Pursuant to the exemptive order, Kayne Anderson will be required to provide the board of directors of each participating registered fund with certain information concerning the relevant investment. A majority (as defined in section 57(o) of the 1940 Act) of the directors eligible to consider the co-investment transaction of each participating registered fund must approve such registered fund’s participation in the co-investment transaction.

RISK FACTORS

We are a newly organized, non-diversified, closed-end management investment company and have no operating history or history of public trading of our common shares. We are designed as a long-term investment vehicle and not as a trading tool. Investing in our common shares involves a number of significant risks. Before you invest in our common shares, you should be aware of various risks, including those described below. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition, results of operations and cash flows could be materially and adversely affected. In such case, our NAV could decline, we could reduce or suspend our distribution and you may lose all or part of your investment.

Risks Related to Our Investments and Investment Techniques

Investment and Market Risk

An investment in our common shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in our common shares represents an indirect investment in the securities owned by us, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the publicly-traded securities in our portfolio, like other market investments, may move up or down, sometimes rapidly and unpredictably. We expect that a meaningful portion of the securities owned by us will not be traded on a national securities exchange or in the over-the-counter markets. As a result, it may be difficult (or impossible) for us to sell these securities at certain times. Further, there will not be an observable market price for these securities, with the value determined by us according to our valuation policies and procedures. The value of the securities in which we invest will affect the value of our common shares. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of our dividends. We are primarily a long-term investment vehicle and should not be used for short-term trading. An investment in our common shares is not intended to constitute a complete investment program and should not be viewed as such.

Energy & Infrastructure Sector Risk

We intend to have a substantial portion of our investments in the Energy & Infrastructure Sector. Our concentration in the Energy & Infrastructure Sector may present more risk than if we were broadly diversified over multiple sectors of the economy. A downturn in one or more industries within the Energy & Infrastructure Sector, material declines in prices for energy-related commodities, adverse political, legislative or regulatory developments or other events could have a larger impact on us than on an investment company that does not concentrate in the Energy & Infrastructure Sector. In addition, there are several specific risks associated with investments in the Energy & Infrastructure Sector, including the following:

Development and Acquisition Risk

The ability of the Energy & Infrastructure Sector to grow and, where applicable, to increase dividends or distributions to their equity holders can be dependent on their ability to develop new projects and/or make acquisitions of assets that result in an increase in free cash flow. In the event that such companies are unable to develop new projects or make accretive acquisitions because (i) they are unable to identify attractive opportunities or negotiate acceptable contracts with counterparties, (ii) they are unable to raise financing for such growth projects or acquisitions on economically acceptable terms or (iii) they face competition for such growth projects or acquisitions, their future growth and ability to make or raise dividends or distributions may be limited. Furthermore, even if these companies do consummate growth projects or acquisitions that they believe will be accretive, such activities may instead result in a decrease in free cash flow.

Regulatory Risk

We may invest in or lend to companies in the Energy & Infrastructure Sector that are subject to extensive regulatory requirements that may affect the companies’ financial condition and results of operations and, therefore, the return on our investments. Specifically, the Energy & Infrastructure Sector is subject to significant federal, state and local government regulation in virtually every aspect of operations, including (i) how facilities are constructed, maintained and operated, (ii) how services are provided, (iii) environmental and safety controls, and, in some cases (iv) the prices they may charge for the products and services they provide. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them. As a result, state or local governments and agencies may have the ability to significantly delay or stop activities undertaken by Midstream Companies, Renewable Energy Infrastructure Companies and Other Energy Companies by enacting laws or regulations or making it difficult or impossible to obtain permits.

Violators may be subject to administrative, civil and criminal penalties, including civil fines and injunctions. Stricter laws, regulations or enforcement policies could be enacted in the future, which would likely increase compliance costs and may adversely affect the financial performance of the Energy & Infrastructure Sector.

In the last few years, several pipeline projects have experienced significant delays related to difficulties in obtaining the necessary permits to proceed with construction (or some phase of construction). These delays have raised concerns about the ability of the Energy & Infrastructure Sector to place such projects in service and their ability to get the necessary financing to complete such projects. Furthermore, it is common for opponents of energy and infrastructure development to utilize the courts, media campaigns and political activism to attempt to stop, or delay these projects as much as possible. Significant delays could result in a material increase in the cost of developing these projects. Such delays could also result in companies in the Energy & Infrastructure Sector failing to generate the expected return on investment or, if the project does not go forward, realizing a financial loss, either of which would adversely affect the results of operations and financial performance of companies in the Energy & Infrastructure Sector.

In addition, companies in the Energy & Infrastructure Sector face the potential for higher operating costs as a result of increased or changing regulations, especially with respect to greenhouse gases. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Regulatory Risk—Environmental and Hazardous Substance Regulatory Risk.” Such outcomes could, in turn, affect our financial performance.

Operating Risk

The Energy & Infrastructure Sector is subject to many operating risks, including equipment failure causing outages; structural, maintenance, impairment, spills and safety problems; energy transmission or transportation constraints, inoperability or inefficiencies; changes in electricity, commodity and fuel usage; changes in power generation efficiency; lack of sufficient capital to maintain facilities; significant capital expenditures to keep older assets operating efficiently; changes in supply and demand for conventional and renewable energy; catastrophic and/or weather-related events such as leaks, well blowouts, uncontrollable flows, ruptures, fires, explosions, floods, earthquakes, hurricanes, discharges of toxic gases and similar occurrences; storage, handling, disposal and decommissioning costs; environmental compliance costs; disruption of operations; inability to timely and effectively integrate newly acquired assets; unanticipated operation and maintenance expenses; lack of proper asset integrity; underestimated cost projections; inability to renew or increased costs of rights of way; failure to obtain the necessary permits to operate and failure of third-party contractors to perform their contractual obligations.

Midstream Companies and Other Energy Companies Risk

Supply and Demand Risk

Our investments in Midstream Companies and Other Energy Companies could be adversely affected by reductions in the supply of or demand for energy commodities and could also be adversely affected by increases in supply of energy commodities if there is not a corresponding increase in demand for such commodities. The adverse impact of these events could lead to a reduction in the distributions paid by Midstream Companies and Other Energy Companies to their equity holders or substantial reduction (or elimination) in the growth rate of distributions paid to equity holders, either of which could lead to a decline in (i) the equity values of Midstream Companies and Other Energy Companies and/or (ii) our net distributable income. The volume of production of energy commodities and the volume of energy commodities available for production, transportation, storage, processing or distribution could be affected by a variety of factors, including depletion of resources, depressed commodity prices, access to capital for Midstream Companies and Other Energy Companies engaged in exploration and production, catastrophic events, labor relations, regulation by the Federal Energy Regulatory Commission (“FERC”), increased environmental or other governmental regulation, equipment malfunctions and maintenance difficulties, volumes of imports or exports, international politics, policies of OPEC, and increased competition from alternative energy sources.

Alternatively, a decline in demand for energy commodities could result from factors such as adverse economic conditions; increased taxation; increased environmental or other governmental regulation; increased fuel economy; increased energy conservation; increased use of renewable and alternative energy sources; legislation intended to promote the use of renewable and alternative energy sources; or increased commodity prices.

Commodity Pricing Risk

The operations and financial performance of Midstream Companies and Other Energy Companies may be directly affected by energy commodity prices, especially those companies that own the underlying energy commodity or receive payments for services that are based on commodity prices. Such impact may be a result of changes in the price for such commodity or a result of changes in the price of one energy commodity relative to the price of another energy commodity (for example, the price of natural gas relative to the price of natural gas liquids). Commodity prices fluctuate for several reasons, including changes in market and economic conditions, the impact of weather on demand, levels of domestic and international production, policies implemented by OPEC, energy conservation, domestic and foreign governmental regulation and taxation and the availability of local, intrastate and interstate transportation systems. Volatility of commodity prices, which may lead to a reduction in production or supply, may also negatively impact the performance of companies that are solely involved in the transportation, processing, storage, distribution or marketing of commodities. For example, crude oil and natural gas liquids prices declined by over 65% from July 2014 to February 2016. Prices have since increased but remain well below July 2014 levels. These severe price declines have negatively impacted the capital expenditure budgets of the Energy & Infrastructure Sector companies engaged in exploration and production over the last few years. Volatility of commodity prices may also make it more difficult for Midstream Companies and Other Energy Companies to raise capital to the extent the market perceives that their performance may be directly or indirectly tied to commodity prices and there is uncertainty regarding these companies’ ability to maintain or grow cash distributions to their equity holders. In addition to the volatility of commodity prices, extremely high commodity prices may drive further energy conservation efforts, which may adversely affect the performance of Midstream Companies and Other Energy Companies.

Reserve and Depletion Risk

Companies engaged in the production of natural gas, natural gas liquids and crude oil estimate the quantities of their reserves. If reserve estimates prove to be inaccurate, these companies’ reserves may be overstated, and no commercially productive amounts of such energy commodities may be discovered. Furthermore, Midstream Companies and Other Energy Companies may be impacted if drilling or other exploration activities are curtailed, delayed, or cancelled as a result of low commodity prices, unexpected conditions or miscalculations, pressure or irregularities in formations, equipment failures or accidents, adverse weather conditions, compliance with environmental and other governmental requirements and cost of, or shortages or delays in the availability of, drilling rigs and other exploration equipment.

In addition, Midstream Assets may be affected when energy reserves naturally deplete as they are produced over time. To maintain or grow their revenues, companies engaged in the exploration and production of natural gas, natural gas liquids, crude oil and other energy commodities need to maintain or expand their reserves through exploration of new sources of supply, through the development of existing sources or through the acquisition of additional reserves. The financial performance of Midstream Companies and Other Energy Companies may be adversely affected if new reserves are not sufficient to replace production declines. During the most recent industry downturn, many companies engaged in the exploration and production of energy reserves significantly reduced capital expenditures for the development of their acreage/undeveloped reserves. This reduction in activity levels resulted in declines in domestic production levels, impacting the volumes of energy transported by Midstream Assets, negatively impacting the operating results and financial performance for some Midstream Companies and Other Energy Companies engaged in the transportation, storage, distribution and processing of production from such companies. Volumes have since recovered, but companies engaged in the exploration and development of energy reserves are facing pressure from investors to reduce capital expenditures and increase free cash flow. This, in turn, could lead to production declines or lower than expected growth rates, which could negatively impact the volume of energy transported by Midstream Assets, negatively impacting the operating results and financial performance for some Midstream Companies and Other Energy Companies engaged in the transportation, storage, distribution and processing of production from such companies.

Renewable Energy Infrastructure Companies Risk

General

Renewable Energy Infrastructure Companies’ future growth may be highly dependent upon on government policies that support renewable power generation and enhance the economic viability of owning renewable electric generation assets. Such policies can include tax credits, accelerated cost-recovery systems of depreciation and renewable portfolio standard programs, which mandate that a specified percentage of electricity sales come from eligible sources of renewable energy.

The electricity produced and revenues generated by a renewable energy generation facility, including solar electric or wind energy, is highly dependent on suitable weather conditions. Furthermore, components used in the generation of renewable energy could be damaged by severe weather, such as hailstorms or tornadoes. In addition, replacement and spare parts for key components may be difficult or costly to acquire or may be unavailable. Unfavorable weather and atmospheric conditions could impair the effectiveness of assets or reduce their output beneath their rated capacity or require shutdown of key equipment, impeding operation of renewable assets. Actual climatic conditions at a facility site, particularly wind conditions, may not conform to the historical findings and, therefore, renewable energy facilities may not meet anticipated production levels or the rated capacity of the generation assets, which could adversely affect the business, financial condition and results of operations and cash flows of the Renewable Energy Infrastructure Companies involved in the renewable energy industry.

A portion of revenues from investments in Renewable Energy Infrastructure Assets will be tied, either directly or indirectly, to the wholesale market price for electricity in the markets served. Wholesale market electricity prices are impacted by a number of factors including: the price of fuel (for example, natural gas) that is used to generate electricity; the cost of and management of generation and the amount of excess generating capacity relative to load in a particular market; and conditions (such as extremely hot or cold weather) that impact electrical system demand. In addition, there is uncertainty surrounding the trend in electricity demand growth, which is influenced by macroeconomic conditions; absolute and relative energy prices; and energy conservation and demand management. This volatility and uncertainty in power markets could have a material adverse effect on the assets, liabilities, financial condition, results of operations and cash flow of the companies in which we invest.

Decreases in Government Budgets, Subsidies, Allowed Rate of Return or Regulations Risk

Poor economic conditions have an effect on government budgets and threaten the continuation of government subsidies such as regulated revenues, cash grants, U.S. federal income tax benefits and other similar subsidies that benefit Renewable Energy Infrastructure Companies. Such conditions may also lead to adverse changes in laws, or, if applicable, the rate of return allowed by a government for Renewable Energy Infrastructure Assets. A number of states and municipal authorities are experiencing fiscal pressures as they seek to address budget deficits. The reduction or elimination of tariffs or subsidies or adverse changes in law could have a material adverse effect on the profitability of some existing projects, and the lack of availability of projects undertaken in reliance on the continuation of such subsidies could adversely affect the growth plan of Renewable Energy Infrastructure Companies.

Development of new renewable energy sources and the overall growth of the renewable energy industry has recently been supported by state or provincial, national, supranational and international policies. Some of the companies in which we may invest benefit from such incentives. The attractiveness of renewable energy to purchasers of renewable assets, as well as the economic return available to project sponsors, is often enhanced by such incentives. There is a risk that regulations that provide incentives for renewable energy could change or expire in a manner that adversely impacts the market for Renewable Energy Infrastructure Companies generally. Any such changes may impact the competitiveness of renewable energy generally and the economic value of new projects undertaken by Renewable Energy Infrastructure Companies.

Renewable Energy Infrastructure Companies rely in part on environmental and other regulations of industrial and local government activities, including regulations granting subsidies or mandating reductions in carbon or other greenhouse gas emissions and minimum biofuel content in fuel or use of energy from renewable sources. If the businesses to which such regulations relate were deregulated or if such subsidies or regulations were changed or weakened, the profitability of Renewable Energy Infrastructure Companies could suffer.

The production from Renewable Energy Infrastructure Assets is often the subject of various tax relief measures or tax incentives. These assets currently are largely contingent on public policy mechanisms including, among others, ITCs, cash grants, loan guarantees, accelerated depreciation, carbon trading plans, environmental tax credits and R&D incentives, all of which play an important role in the profitability of renewable energy projects. In the future, it is possible that some or all of these will be suspended, curtailed, not renewed or revoked. These mechanisms have been implemented at the U.S. federal and state levels and in other jurisdictions where our assets are located to support the development of renewable power generation and other clean infrastructure technologies. The availability and continuation of public policy support mechanisms will drive a significant part of the economics and viability of clean energy investments.

Utilities

Utilities companies include companies that produce or distribute gas, electricity or water. These companies are subject to the risk of the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations and the capital markets’ ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may negatively affect utilities companies.

Hydrology, Solar and Wind Changes Risk

The revenues and cash flows generated by Renewable Energy Infrastructure Assets are often correlated to the amount of electricity generated, which for some assets is dependent upon available water flows, solar conditions, wind conditions and weather conditions generally. Hydrology, solar, wind and weather conditions have natural variations from season to season and from year to year and may also change permanently because of climate change or other factors. A natural disaster could also impact water flows within the watersheds the Renewable Energy Infrastructure Companies in which we invest operate. Wind energy is highly dependent on weather conditions and, in particular, on wind conditions. The profitability of a wind farm depends not only on observed wind conditions at the site, which are inherently variable, but also on whether observed wind conditions are consistent with assumptions made during the project development phase.

Operational Disruption Risk

We are exposed to risks in connection with disruptions to the operations of Renewable Energy Infrastructure Companies or the third parties on which they depend, which may be caused by technical breakdowns at power generation assets, including transmission assets, power stations, distribution grids, power storage facilities, caused by aged or defective facility components, insufficient maintenance, failed repairs, power outages, adverse weather conditions, natural disasters, labor disputes, ill-intentioned acts or other accidents or incidents. These disruptions could result in shut downs, delays or long term decommissioning in production or distribution of energy. This may materially and adversely affect operations or financial condition and cause harm to the reputation of companies in which we invest.

Construction Risk

Renewable Energy Infrastructure Companies may invest in projects that are subject to construction risk and construction delays. The ability of these projects to generate revenues will often depend upon their successful completion of the construction and operation of generating assets.

Capital equipment for renewable energy projects needs to be manufactured, shipped to project sites, installed and tested on a timely basis. Developers of renewable energy facilities depend on a limited number of suppliers of solar panels, inverters, module turbines, towers and other system components and turbines and other equipment associated with wind and solar power plants. Any shortage, delay or component price change from these suppliers could result in construction or installation delays. There have been periods of industry-wide shortage of key components, including solar panels and wind turbines, in times of rapid industry growth. The manufacturing infrastructure for some of these components has a long lead time, requires significant capital investment and relies on the continued availability of key commodity materials, potentially resulting in an inability to meet demand for these components. Construction may be delayed as a result of inclement weather, labor disruptions, technical complications or other reasons, and material cost over-runs may be incurred, which may result in such projects being unable to earn positive income, which could negatively impact the market values of Renewable Energy Infrastructure Companies.

In addition, recently imposed tariffs on imports to the United States could affect operating or construction costs for a number of companies in which we invest. The cost of new solar power generation projects could be more challenging as a result of increases in the cost of solar panels or tariffs on imported solar panels imposed by the U.S. government on imported solar cells and modules manufactured in China. If project developers purchase solar panels containing cells manufactured in China, the purchase price for renewable energy equipment and facilities may reflect the tariff penalties mentioned above.

Renewable Energy Technology Risk

Technology related to the production of renewable power and conventional power generation is continually advancing, resulting in a gradual decline in the cost of producing electricity. Renewable Energy Infrastructure Companies may invest in and use newly developed, less proven, technologies in their development projects or in maintaining or enhancing their existing assets. There is no guarantee that such new technologies will perform as anticipated. The failure of a new technology to perform as anticipated may materially and adversely affect the profitability of a particular development project.

Increasing Competition/Market Change Risks

A significant portion of the electric power generation and transmission capacity sold by Renewable Energy Infrastructure Assets is sold under long-term offtake agreements with public utilities, industrial or commercial end-users or governmental entities. If, for any reason, any of the purchasers of power or transmission capacity under these agreements are unable or unwilling to fulfill their related contractual obligations or if they refuse to accept delivery of power delivered thereunder or if they otherwise terminate such agreements prior to the expiration thereof, the assets, liabilities, business, financial condition, results of operations and cash flow of Renewable Energy Infrastructure Companies could be materially and adversely affected. Furthermore, to the extent any Renewable Energy Infrastructure Assets’ power or transmission capacity purchasers are controlled by governmental entities, their facilities may be subject to sovereign risk or legislative or other political action that may impair their contractual performance. The power generation industry is characterized by intense competition and electric generation assets encounter competition from utilities, industrial companies and other independent power producers, in particular with respect to uncontracted output, which may impact the ability of Renewable Energy Infrastructure Companies to replace an expiring or terminated agreement with an agreement on equivalent terms and conditions, including at prices that permit operation of the related facility on a profitable basis. If Renewable Energy Infrastructure Companies are unable to replace an expiring or terminated offtake agreement, the affected facility may temporarily or permanently cease operations.

Changes in Tariffs Risk

The revenue that Renewable Energy Infrastructure Assets generate from contracted concessions is often dependent on regulated tariffs or other long-term fixed rate arrangements. Under such concession agreements, a tariff structure is established, and Renewable Energy Infrastructure Companies have limited or no possibility to independently raise tariffs beyond the established rates and indexation or adjustment mechanisms. Similarly, under a long-term power purchase agreement, Renewable Energy Infrastructure Companies may be required to deliver power at a fixed rate for the contract period, with limited escalation rights. In addition, Renewable Energy Infrastructure Companies may be unable to adjust tariffs or rates as a result of fluctuations in prices of raw materials, exchange rates, labor and subcontractor costs during the operating phase of these projects. Moreover, in some cases, if Renewable Energy Infrastructure Assets fail to comply with certain pre-established conditions, the government or customer, as applicable, may reduce the tariffs or rates payable. In addition, during the life of a concession, the relevant government authority may unilaterally impose additional restrictions on tariff rates, subject to the regulatory frameworks applicable in each jurisdiction.

Debt Investments Risk

Ranking Risk

The companies in which we invest may have, or may be permitted to incur, other debt that ranks equally with, or senior to, our debt investments. By their terms, such instruments may provide that the holders are entitled to receive payment of debt, interest or principal on or before the dates on which we are entitled to receive payments in respect of our investments. These debt instruments would usually prohibit the companies from paying interest on or repaying our investments in the event and during the continuance of a default under such debt. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a company, holders of securities ranking senior to our investment in that company typically are entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such holders, the company may not have any remaining assets to use for repaying its obligation to us. In the case of securities ranking equally with our investments, we would have to share on an equal basis any distributions with other security holders in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant company.

The rights we may have with respect to the collateral securing any junior priority loans we make to such companies may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that senior obligations are outstanding, we may forfeit certain rights with respect to the collateral to the holders of the senior obligations. These rights may include the right to commence enforcement proceedings against the collateral, the right to control the conduct of such enforcement proceedings, the right to approve amendments to collateral documents, the right to release liens on the collateral and the right to waive past defaults under collateral documents. We may not have the ability to control or direct such actions, even if as a result our rights as junior lenders are adversely affected.

Operating and Financial Risks of Issuers and Impact of Other Issuers

One of the fundamental risks associated with our debt investments is credit risk, which is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due and the related risk that the value of a debt security may decline because of concerns about the issuer’s ability or willingness to make such payments. Because we plan to invest a material amount of our assets in debt securities that are not investment grade rated, many of which will be privately-held businesses, our credit risks may be greater than those of funds that buy only investment grade debt securities. Our return would be adversely impacted if an issuer of debt securities in which we invest becomes unable to make such payments when due. The credit quality of issuers in which we invest could deteriorate as a result of, among other factors, adverse developments in their businesses, changes in the competitive environment or an economic downturn. As a result, issuers that we expect to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or to maintain their competitive position or may otherwise have a weak financial condition or be experiencing financial distress,

When we make debt investments, we are subject to the risk that a company may make business decisions with which we disagree and the equity holders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a company may make decisions that could decrease the value of our investment.

Default Risk

A company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its assets, which could trigger cross-defaults under other agreements and jeopardize such company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting company. In addition, lenders in certain cases can be subject to lender liability claims for actions taken by them when they become too involved in the borrower’s business or exercise control over a borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken if we render managerial assistance to the borrower.

Direct Lending Investments Risk

Our Direct Lending Investments will typically consist of instruments for which a liquid trading market does not exist. The fair value of these instruments may not be readily determinable. We will value these instruments in accordance with valuation procedures adopted by our Board. See “Determination of Net Asset Value.” Our Board intends to use the services of an independent valuation firm to review the fair value of certain instruments prepared by our Adviser. The types of factors that may be considered in fair value pricing of our investments include, as applicable, the nature and realizable value of any collateral, the issuer’s ability to make payments, the markets in which the issuer does business, comparison to publicly-traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of non-traded instruments and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. The determination of fair value by our Board may differ materially from the values that would have been used if a liquid trading market for these instruments existed. Our net asset value could be adversely affected if the determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposition of such instruments.

Direct Lending Investments Competition Risk

There will be competition from numerous other potential providers to make Direct Lending Investments, many of which will have significant financial resources. As a result, there can be no guarantee that a sufficient quantity of suitable investment opportunities for us will be found, that investments on favorable terms can be negotiated, or that we will be able to fully realize the value of our investments. Competition for Direct Lending Investments may have the effect of increasing our costs and expenses or otherwise decreasing returns generated on underlying investments, thereby reducing our investment returns.

A number of entities compete with us to make the types of Direct Lending Investments that we plan to make. We will compete with public and private funds, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some of our competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than we do. Furthermore, many of our competitors are not subject to the source of income, asset diversification and distribution requirements we must satisfy to qualify and maintain our qualification as a RIC. As a result of this competition, we may from time to time not be able to take advantage of attractive investment opportunities, and we may not be able to identify and make investments that are consistent with our investment objective.

With respect to the Direct Lending Investments we make, we do not seek to compete based primarily on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that will be lower than the rates we offer. With respect to these investments, we may lose some investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income, lower yields and increased risk of credit loss. Although our Adviser allocates opportunities in accordance with its allocation policy, allocations to other accounts managed or sponsored by our Adviser or its affiliates reduce the amount and frequency of opportunities available to us and may not be in the best interests of us and our shareholders.

Private and Middle Market Portfolio Risk

Investment in private and middle market companies involves a number of significant risks. Generally, little public information exists about these companies, and we rely on the ability of our Adviser’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If our Adviser is unable to uncover all material information about these private companies, it may not make a fully informed investment decision, and we may lose money on our investments. Middle market companies generally have less predictable operating results and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. Middle market companies may have limited financial resources, may have difficulty accessing the capital markets to meet future capital needs and may be unable to meet their obligations under their debt instruments that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing optimal value from any collateral or guarantees we may have obtained in connection with our investment. In addition, such companies typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, middle market companies are more likely to depend on the management talents and efforts of a small group of persons. Therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on a company in which we invest and, in turn, on us. Middle market companies also may be parties to litigation and may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence.

We may also make unsecured debt investments, meaning that such investments will not benefit from any interest in collateral of such companies. Liens on collateral, if any, will secure the company’s obligations under its outstanding secured debt and may secure certain future debt that is permitted to be incurred by the company under its secured debt agreements. The holders of obligations secured by such liens will generally control the liquidation of, and be entitled to receive proceeds from, any realization of such collateral to repay their obligations in full before us. In addition, the value of such collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from sales of such collateral would be sufficient to satisfy our unsecured debt obligations after payment in full of all secured debt obligations. If such proceeds were not sufficient to repay the outstanding secured debt obligations, then our unsecured claims would rank equally with the unpaid portion of such secured creditors’ claims against the company’s remaining assets, if any.

We may originate loans that are subordinated or may be subordinated in right of payment and ranked junior to other instruments issued by, or loans made to, obligors. If a borrower experiences financial difficulty, holders of its more senior instruments will be entitled to payments in priority to the Fund. Where debt senior to the Fund’s loan exists, the presence of intercreditor arrangements may limit the Fund’s ability to amend its loan documents, assign its loans, accept prepayments, exercise its remedies (through “standstill periods”) and control decisions made in bankruptcy proceedings relating to borrowers. We may also acquire equity interests in such companies. Such investments may involve risks not present in direct debt investments, including, for example, the possibility that such companies might become bankrupt, or may at any time have economic or business interests or goals that are divergent from or contrary to those of the Fund or that such companies may be in a position to take action contrary to the Fund’s objectives.

High Yield Securities Risk

High yield debt securities, commonly referred to as “junk” bonds, are debt securities rated below investment grade (i.e., BB+/Ba1 or lower) or unrated securities that our Adviser deems to be of comparable quality. These securities may be subject to greater levels of credit and liquidity risk than debt securities rated investment grade. In addition, high yield debt securities generally have greater price fluctuations, are less liquid and are more likely to experience a default than higher rated debt securities. High yield debt securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. High yield debt securities are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During recessions, other periods of financial stress or periods of rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. The market prices of high yield debt securities have historically been subject to significant, rapid declines, reflecting an expectation that many issuers of such securities might experience financial difficulties. It can be expected that similar market price declines will occur in the future. The market for high yield debt securities generally is thinner and less active than that for higher rated securities, which may limit our ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, also may decrease the market prices and liquidity of high yield debt securities, especially in a thinly traded market. Changes by nationally recognized statistical rating organizations in their rating of a debt security may affect the market price of such security. Analysis of the creditworthiness of issuers of high yield debt securities may be more complex than for issuers of higher-quality debt securities, and our ability to achieve our investment objective may, to the extent we invest in high yield debt securities, be more dependent upon our Adviser’s credit analysis than would be the case if we were investing in higher-quality debt securities.

The Liquid Credit Investments in which we invest generally will be high yield debt securities. Because the performance of high yield corporate debt securities, especially during periods of market stress, may be affected by changes, or perceived changes, in the issuer’s business, financial condition or prospects, the performance of our investments in high yield corporate debt securities may be correlated with the performance of equity securities, including the equity securities in which we invest. Accordingly, there can be no assurance that the allocation of our assets among equity and debt securities will provide our common shareholders with any of the benefits typically associated with asset class diversification.

Bank Loan Risk

Investing in bank loans involves risks that are additional to and different from those relating to investing in other types of debt instruments. Any specific collateral used to secure a bank loan may decline in value or become illiquid, which would adversely affect the loan’s value. In the event of a borrower’s bankruptcy or other default, we could experience delays or limitations with respect to our ability to realize the benefits of the collateral securing a bank loan, and there can be no assurance regarding the value that may be obtained upon the sale of collateral. No active trading market may exist for certain bank loans or loan participations, which may impair our ability to realize full value in the event we need to sell a loan or loan participation and make it difficult for us to value the bank loans and loan participations in which we invest. Adverse market conditions may impair the liquidity of some actively traded bank loans and loan participations. To the extent that a secondary market does exist for certain bank loans and loan participations, the market may be subject to irregular trading activity and wide bid/ask spreads, which may result in limited liquidity and pricing transparency. In addition, bank loans and loan participations may be subject to restrictions on sales or assignment and generally are subject to extended settlement periods that may be longer than seven days.

There is typically less available information about most bank loans than is the case for many other types of debt instruments. Bank loans may not be deemed to be “securities” for purposes of the federal securities laws, and bank loan providers may not have the protections of the anti-fraud provisions of the federal securities laws and must rely instead on contractual provisions in loan agreements and applicable common-law fraud protections.

Distressed Company Risk

We may make investments in restructurings that involve, or otherwise invest in the debt instruments of, companies that are experiencing, or are expected to experience, severe financial difficulties. These severe financial difficulties may never be overcome and may cause such companies to become subject to bankruptcy proceedings. As such, these investments could subject us to certain additional potential liabilities that may exceed the value of our original investment. Under certain circumstances, payments to us may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance, a preferential payment or a similar transaction under the applicable bankruptcy and insolvency laws. In addition, under certain circumstances, a lender that has inappropriately exercised control of the management and policies of a debtor may have its claims subordinated or disallowed, or may be found liable for damages suffered by parties as a result of such actions.

We may also invest in highly leveraged companies. Investment in leveraged companies involves a number of significant risks. Leveraged companies in which we invest may have limited financial resources and may be unable to meet their obligations under their debt investments that we hold. Such developments may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees that we may have obtained in connection with our investment. Smaller leveraged companies also may have less predictable operating results and may require substantial additional capital to support their operations, finance their expansion or maintain their competitive position. Leveraged companies may experience bankruptcy or similar financial distress. The bankruptcy process has a number of significant inherent risks. Many events in a bankruptcy proceeding are the product of contested matters and adversary proceedings and are beyond the control of the creditors. A bankruptcy filing by an issuer may adversely and permanently affect the issuer. If the proceeding is converted to a liquidation, the value of the issuer may not equal the liquidation value that was believed to exist at the time of the investment. The duration of a bankruptcy proceeding is also difficult to predict, and a creditor’s return on investment can be adversely affected by delays until the plan of reorganization or liquidation ultimately becomes effective. The administrative costs of a bankruptcy proceeding are frequently high and would be paid out of the debtor’s estate prior to any return to creditors. Because the standards for classification of claims under bankruptcy law are vague, our influence with respect to the class of securities or other obligations we own may be lost by increases in the number and amount of claims in the same class or by different classification and treatment. In the early stages of the bankruptcy process, it is often difficult to estimate the extent of, or even to identify, any contingent claims that might be made. In addition, certain claims that have priority by law (for example, claims for taxes) may be substantial.

Prepayment or Reinvestment Risk

Certain debt instruments, particularly below investment grade securities, may contain call or redemption provisions which would allow the issuer thereof to prepay principal prior to the debt instrument’s stated maturity. This is known as prepayment risk. Prepayment risk is greater during a falling interest rate environment as issuers can reduce their cost of capital by refinancing higher yielding debt instruments with lower yielding debt instruments. An issuer may also elect to refinance their debt instruments with lower yielding debt instruments if the credit standing of the issuer improves. To the extent debt securities in our portfolio are called or redeemed, we may be forced to reinvest in lower yielding securities. Reinvestment risk is the risk that, upon the sale or repayment (at maturity or otherwise) of debt securities we hold, we will be required to reinvest the proceeds in debt securities paying lower interest rates than the debt securities that were sold or repaid. In this event, net distributable income would decline and may impact the Fund’s distributions. A decline in the income we receive from our investments is likely to have a negative effect on our market price, net asset value and/or overall return.

Failure to Benefit from Rising Market Interest Rate Risk

During periods of rising market interest rates, it becomes more expensive for a borrower to refinance its existing debt obligations. During such periods, repayments of debt instruments may occur more slowly than anticipated by the market because the issuer or borrower will prefer to pay interest at a lower rate. Any such delay could prevent such investments from benefiting from rising market interest rates. This may cause the market prices of such debt instruments to decline.

Spread Risk

Wider credit spreads and decreasing market values typically represent a deterioration of a debt instrument’s credit soundness and a perceived greater likelihood or risk of default by the issuer.

U.S. Government Obligation Risk

While U.S. Treasury obligations are backed by the “full faith and credit” of the U.S. government, such securities are nonetheless subject to credit risk (i.e., the risk that the U.S. government may be, or be perceived to be, unable or unwilling to honor its financial obligations, such as making payments). Securities issued or guaranteed by federal agencies or authorities and U.S. government-sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government.

Equity Securities Risk

We expect a meaningful portion of our assets will be invested in equity securities of the Energy & Infrastructure Sector. Such securities are subject to general movements in the stock market and a significant drop in the stock market may depress the price of securities to which we have exposure. Equity securities prices fluctuate for several reasons, including changes in the financial condition of a particular issuer, investors’ perceptions of the Energy & Infrastructure Sector, the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, Energy & Infrastructure Sector equity securities held by the Fund may decline in price if an issuer fails to make anticipated distributions or dividend payments (or reduces the amount of such payments) because, among other reasons, the issuer experiences a decline in its financial condition. In the performance of the equity securities in which we intend to invest may be sensitive to changes in market interest rates and, accordingly, may be more highly correlated than the broader equity markets with the performance of debt securities.

Private Company Securities Risk

Our equity investments in private companies may be subject to higher risk than investments in securities of public companies. Little public information may exist about many of the issuers of these securities, and we will be required to rely on the ability of our Adviser to obtain adequate information to evaluate the potential risks and returns involved in investing in these issuers. If our Adviser is unable to obtain all material information about the issuers of these securities, it may be difficult to make a fully informed investment decision, and we may lose some or all of our investment in these securities. These factors could subject us to greater risk than investments in securities of public companies and negatively affect our investment returns, which could negatively impact the dividends paid to you and the value of your investment. In addition, we will likely be able to sell our equity investments in private companies only in private transactions with another investor or group of investors, and there can be no assurance that we will be able to successfully arrange such transactions if and when we desire to sell any of our investments in private companies or, if successfully arranged, that we will be able to obtain favorable values upon the sale of our investments in private companies in such transactions.

Small-Cap and Mid-Cap Company Risk

Certain of the companies in which we may invest may have small or medium-sized market capitalizations (“small-cap” and “mid-cap” companies, respectively). Investing in the securities of small-cap or mid-cap companies presents some unique investment risks. These companies may have limited product lines and markets, as well as shorter operating histories, less experienced management and more limited financial resources than larger companies and may be more vulnerable to adverse general market or economic developments. Stocks of these companies may be less liquid than those of larger companies and may experience greater price fluctuations than larger companies. In addition, small-cap or mid-cap company securities may not be widely followed by the investment community, which may result in reduced demand.

Risks Associated with Investing in Initial Public Offerings (“IPOs”)

Securities purchased in IPOs are often subject to the general risks associated with investments in companies with small market capitalizations and, at times, are magnified. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in an IPO may be highly volatile. At any particular time, or from time to time, we may not be able to invest in IPOs, or to invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be available to us. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Our investment performance during periods when we are unable to invest significantly or at all in IPOs may be lower than during periods when we are able to do so. IPO securities may be volatile, and we cannot predict whether investments in IPOs will be successful. As we grow in size, the positive effect of IPO investments on the Fund may decrease.

Risks Associated with PIPE Investments

PIPE investors purchase securities directly from a publicly-traded company in a private placement transaction, typically at a discount to the market price of the company’s common stock. Because the sale of the securities is not registered under the Securities Act of 1933, as amended (the “Securities Act”), the securities are “restricted” and cannot be immediately resold by the investors into the public markets. Until we can sell such securities into the public markets, our holdings will be less liquid, and any sales will need to be made pursuant to an exemption under the Securities Act. We may purchase equity securities in a PIPE Investment that are structured as common equity that pay distributions in kind for a period of time (the “PIK period”) or as convertible preferred equity (that may also pay distributions in kind). The issuers of these securities may not be able to pay us distributions in cash after the PIK period. Further, at the time a convertible preferred equity investment becomes convertible into common equity, the common equity may be worth less than the conversion price, which would make it uneconomic to convert into common equity and, as a result, significantly reduce the liquidity of the investment.

Preferred Equity Risk

The right of a holder of an issuer’s preferred equity to distributions, dividends and liquidation proceeds is junior to the rights of the issuer’s creditors, including holders of debt securities. Market prices of preferred equities may be subject to factors that affect debt and equity securities, including changes in market interest rates and changes, or perceived changes, in the issuer’s creditworthiness. Holders of preferred equity may suffer a loss of value if distribution or dividend rates are reduced or distributions or dividends are not paid. Under normal conditions, holders of preferred equity usually do not have voting rights with respect to the issuer. The ability of holders of preferred equity to participate in the issuer’s growth may be limited.

MLP Risk

An investment in MLPs involves some risks that differ from the risks involved in an investment in the common stock of a corporation. Holders of MLP common units have limited control and voting rights on matters affecting the MLP. Holders of MLP common units are exposed to a possibility of liability for all of the obligations of that MLP in the event that a court determines that the rights of the holders of MLP common units to vote to remove or replace the general partner of the MLP, to approve amendments to the MLP’s organizational documents or to take other action under the MLP’s organizational documents would constitute “control” of the business of that MLP, or a court or governmental agency determines that the MLP is conducting business in a state without complying with the limited partnership or LLC statute of that state.

Holders of MLP common units are also exposed to the risk that they will be required to repay amounts to the MLP that are wrongfully distributed to them. In addition, the market value of our investment in an MLP will depend in part on the MLP’s treatment as a qualified publicly-traded partnership for federal income tax purposes. If an MLP does not meet current legal requirements to maintain status as a publicly-traded partnership that is taxed as a partnership for federal income tax purposes or if it is unable to do so because of changes in tax laws or regulations, it would be treated as a corporation for federal income tax purposes. In that case, the MLP would be obligated to pay income tax at the entity level. As a result, there could be a material reduction in our cash flow and there could be a material decrease in the market price of our common shares.

Certain MLPs in which we may invest depend upon their parent or sponsor entities for the majority of their revenues. If the parent or sponsor entity of such an MLP fails to make such payments or satisfy its obligations, the revenues and cash flows of the MLP and the ability of the MLP to make distributions to common unit holders, such as us, would be adversely affected.

YieldCo Risk

Investments in securities of companies that are formed to own renewable or conventional power assets with long-term contracts (“YieldCos”) involve risks that differ from investments in traditional operating companies, including risks related to the relationship between the YieldCo and the company responsible for the formation of the YieldCo (the “YieldCo Sponsor”). YieldCos typically remain dependent on the management and administration services provided by or under the direction of the YieldCo Sponsor and on the ability of the YieldCo Sponsor to identify and present the YieldCo with acquisition opportunities, which may often be assets of the YieldCo Sponsor itself. To the extent that the YieldCo relies on the YieldCo Sponsor for developing new assets for potential future acquisitions, the YieldCo may be dependent on the development capabilities and financial health of the YieldCo Sponsor. YieldCo Sponsors may have interests that conflict with the interests of the YieldCo, and may retain control of the YieldCo via classes of stock held by the Yieldco Sponsor. Congress voted not to extend bonus depreciation in 2015 for qualifying capital equipment, meaning new YieldCo assets could be subject to slower depreciation schedules and less ability to minimize tax liabilities. Additionally, Congress could vote to eliminate production tax credits for green energy projects, which could reduce the profitability of companies, including YieldCos that operate Renewable Energy Infrastructure Assets. YieldCo securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards YieldCos or the energy sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of YieldCos, generally measured in terms of distributable cash flow).

Risks of Investments in Less Established Issuers

We have not established any minimum size for the issuers in which we may invest and expect to make investments in smaller, less established issuers. Such issuers may have shorter operating histories on which to judge future performance and, if operating, may have negative cash flow. In the case of start-up enterprises, such issuers may not have significant or any operating revenues. Less established issuers tend to have smaller capitalizations and fewer resources (including cash) and, therefore, often are more vulnerable to funding shortfalls and financial failure. In addition, less mature issuers could be deemed to be more susceptible to irregular accounting or other fraudulent practices. In the event of fraud by any issuer in which we invest, we may suffer a partial or total loss of capital invested in that issuer. There can be no assurance that any such losses will be offset by gains (if any) realized on our other investments.

Depositary Receipts Risk

Depositary receipts may be less liquid than the underlying shares in their primary trading market. Any distributions paid to the holders of depositary receipts are usually subject to a fee charged by the depositary. Holders of depositary receipts may have limited voting rights, and investment restrictions in certain countries may adversely impact the value of depositary receipts because such restrictions may limit the ability to convert the equity shares into depositary receipts and vice versa. Such restrictions may cause the equity shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipts.

Non-U.S. Issuers Risk

We intend to invest in equity securities of companies located outside of the U.S. and/or listed on exchanges outside of the U.S. With respect to such investments, we may face different risks than those in respect of our investments in U.S. companies. We may lose some or all of our investment in the event any of those issuers home countries face problems. See “Risks Associated With an Investment in Non-U.S. Companies.”

Short Sales Risk

Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the short seller to profit from declines in market prices to the extent such declines exceed the transaction costs and the costs of borrowing the securities. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the securities necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

Our obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities similar to those borrowed. We also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which we borrowed the security regarding payment over of any payments received by us on such security, we may not receive any payments (including interest) on our collateral deposited with such broker-dealer.

General Economic Risk

Liquidity Risk

Our Direct Lending Investments will typically be made in private companies. There investments are expected to be highly illiquid, and we will likely be able to sell such instruments only in private transactions with another investor or group of investors, and there can be no assurance that we will be able to successfully arrange such transactions if and when we desire to sell any of our Direct Lending Investments or, if successfully arranged, that we will be able to obtain favorable values upon the sale of our Direct Lending Investments in such transactions.

Securities with limited trading volumes may display volatile or erratic price movements. Kayne Anderson is one of the largest investors in the Energy & Infrastructure Sector, in particular, through common equity and preferred equity securities issued by Midstream Companies. Thus, it may be more difficult for us to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. Larger purchases or sales of these securities by us in a short period of time may cause abnormal movements in the market price of these securities. As a result, these securities may be difficult to dispose of at a fair price at the times when we believe it is desirable to do so.

We also invest in unregistered or otherwise restricted securities that are subject to contractual or legal restrictions on their resale. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act, unless an exemption from such registration is available. Restricted securities may be more difficult to value, and we may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, we, where we have contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that we could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. We would, in either case, bear the risks of any downward price fluctuation during that period. The difficulties and delays associated with selling restricted securities could result in our inability to realize a favorable price upon disposition of such securities, and at times might make disposition of such securities impossible.

Rule 144A provides an exemption from the registration requirements of the Securities Act for the resale of certain restricted securities to qualified institutional buyers, such as us. However, an insufficient number of qualified institutional buyers interested in purchasing the Rule 144A-eligible securities that we hold could affect adversely the marketability of certain Rule 144A securities, and we might be unable to dispose of such securities promptly or at reasonable prices.

Economic Recessions Risk

Many of the companies in which we may invest are susceptible to economic slowdowns or recessions and may experience declines in revenue, and in turn, declines in cash flows during these periods. Therefore, the value of our portfolio is likely to decrease during these periods and the portion of our investments that are considered to be non-performing is likely to increase. Adverse economic conditions may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing our investments and harm our operating results.

Global Capital Markets Instability Risk

The U.S. and global capital markets have in the past and may in the future experience periods of extreme volatility and disruption during economic downturns and recessions. Increases to budget deficits or direct and contingent sovereign debt, may create concerns about the ability of certain nations to service their sovereign debt obligations, and risks resulting from any such debt crisis in Europe, the United States or elsewhere could have a detrimental impact on the global economy, sovereign and non-sovereign debt in certain countries and the financial condition of financial institutions generally. Austerity measures that certain countries may agree to as part of any debt crisis or disruptions to major financial trading markets may adversely affect world economic conditions and have an adverse impact on our business and that of the companies in which we invest. In addition, the impact of continued trade tensions with China or other countries, or an escalation to a trade war, may adversely affect currencies, commodities and individual companies in which we invest. U.S. companies that source material and goods from China, and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the dollar to decline against other currencies, such as the Japanese yen and the euro. Market and economic disruptions, which may be caused by political trends and government actions in the United States or elsewhere, have in the past and may in the future affect, the U.S. capital markets, which could adversely affect our business and that of companies in which we invest and the broader financial and credit markets and reduce the availability of debt and equity capital for the market as a whole.

Interest Rate Risk for Debt and Equity Securities

General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on our rate of return on invested capital and our net asset value. Debt securities, and equity securities that pay dividends and distributions, have the potential to decline in value, sometimes dramatically, if interest rates rise or are expected to rise. In general, the values or prices of debt securities vary inversely with interest rates. Generally, debt securities with longer maturities are subject to greater price volatility from changes in interest rates. We expect that many of our debt investments will have variable interest rates that reset periodically based on benchmarks such as LIBOR and the prime rate, so an increase in interest rates from their historically low present levels may make it more difficult for companies to service their obligations under the debt investments that we will hold.

Inflation / Deflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of our securities and the dividends that we pay declines. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with our use of leverage may increase, which would tend to further reduce returns to our common shareholders. Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer defaults more likely, which may result in a decline in the value of our portfolio.

Derivatives and Hedging Risk

We may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, equity, fixed income and interest rate indices, and other financial instruments, enter into various interest rate transactions such as swaps, floors or collars or credit default swaps. We also may purchase derivative investments that combine features of these instruments. The use of derivatives has risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on our ability to predict pertinent market movements, which cannot be assured. Thus, their use may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment or may cause us to hold a security that we might otherwise sell. Additionally, amounts paid by us as premiums and cash or other assets held in margin accounts with respect to derivative transactions may not be otherwise available to us for investment purposes.

While we have no current intent to do so, we may write call options. As the writer of a covered call option, during the option’s life we give up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but we retain the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. There can be no assurance that a liquid market will exist when we seek to close out an option position. If trading were suspended in an option purchased by us, we would not be able to close out the option. If we were unable to close out a covered call option that we had written on a security, we would not be able to sell the underlying security unless the option expired without exercise.

Depending on whether we would be entitled to receive net payments from the counterparty on a swap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of our common shares. In addition, at the time an interest rate swap transaction reaches its scheduled termination date, there is a risk that we would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of our common shares. If we fail to maintain any required asset coverage ratios in connection with any use by us of Leverage Instruments, we may be required to redeem or prepay some or all of the Leverage Instruments. Such redemption or prepayment would likely result in our seeking to terminate early all or a portion of any swap transactions. Early termination of a swap could result in a termination payment by or to us.

We segregate liquid assets against or otherwise cover our future obligations under such swap transactions, in order to provide that our future commitments for which we have not segregated liquid assets against or otherwise covered, together with any outstanding Borrowings, do not exceed 33 1/3% of our total assets less liabilities (other than the amount of our Borrowings). In addition, such transactions and other use of Leverage Instruments by us are subject to the asset coverage requirements of the 1940 Act, which generally restrict us from engaging in such transactions unless the value of our total assets less liabilities (other than the amount of our Borrowings) is at least 300% of the principal amount of our Borrowings and the value of our total assets less liabilities (other than the amount of our Leverage Instruments) are at least 200% of the principal amount of our Leverage Instruments.

The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, our use of swaps could enhance or harm the overall performance of our common shares. For example, we may use interest rate swaps in connection with any use by us of Leverage Instruments. To the extent there is a decline in interest rates, the value of the interest rate swap could decline, and could result in a decline in the net asset value of our common shares. In addition, if short-term interest rates are lower than our fixed rate of payment on the interest rate swap, the swap will reduce common share net earnings.

Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that we are contractually obligated to make. If the counterparty defaults, we would not be able to use the anticipated net receipts under the swap to offset any declines in the value of our portfolio assets being hedged or the increase in our cost of financial leverage. Depending on whether we would be entitled to receive net payments from the counterparty on the swap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of our common shares.

We also may in the future hedge against currency risk resulting from investing in the Energy & Infrastructure Sector outside of the U.S. valued in non-U.S. currencies. Currency hedging transactions in which we may engage include buying or selling options or futures or entering into other foreign currency transactions including forward foreign currency contracts, currency swaps or options on currency and currency futures and other derivatives transactions. Hedging transactions can be expensive and have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use hedging transactions depends on Kayne Anderson’s ability to predict pertinent market movements, which cannot be assured. Thus, the use of hedging transactions may result in losses greater than if they had not been used, may require us to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation we can realize on an investment, or may cause us to hold a security that we might otherwise sell. The use of hedging transactions may result in us incurring losses as a result of matters beyond our control. For example losses may be incurred because of the imposition of exchange controls, suspension of settlements or our inability to deliver or receive a specified currency.

Counterparty Risk

The risk exists that a counterparty to a derivatives contract or other transaction in a financial instrument held by us or by a special purpose or structured vehicle in which we invest may become insolvent or otherwise fail to perform its obligations, including making payments to us, due to financial difficulties. We may obtain no or limited recovery in a bankruptcy or other reorganizational proceedings, and any recovery may be significantly delayed. Transactions that we enter into may involve counterparties in the financial services sector and, as a result, events affecting the financial services sector may cause our share value to fluctuate.

In the event of a counterparty’s (or its affiliate’s) insolvency, our ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes generally provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate or convert to equity the liabilities us of a counterparty subject to such proceedings in the European Union (sometimes referred to as a “bail in”).

Terrorism and Cybersecurity Risk

The terrorist attacks in the U.S. on September 11, 2001 had a disruptive effect on the economy and the securities markets. U.S. military and related action overseas is ongoing and events in the Middle East could have significant adverse effects on the U.S. economy and the stock market. Uncertainty surrounding military strikes or actions or a sustained military campaign may affect the operations of a company in the Energy & Infrastructure Sector in unpredictable ways, including disruptions of fuel supplies and markets, and infrastructure assets could be direct targets, or indirect casualties, of an act of terror. The U.S. government has issued warnings that infrastructure assets, specifically the U.S.’s electricity grid and pipeline infrastructure, may be the future target of terrorist organizations. Military actions in Iraq, Afghanistan and elsewhere, global terrorism, natural disasters and political unrest in the Middle East and other areas are among the factors that may adversely impact regional and global economic conditions.

In addition, changes in the insurance markets have made certain types of insurance more difficult, if not impossible, to obtain and have generally resulted in increased premium costs.

Our business depends on the communications and information systems of our Adviser and its affiliates. These systems are subject to potential attacks, including through adverse events that threaten the confidentiality, integrity or availability of our information resources (i.e., cyber incidents). Cyber hacking could also cause significant disruption and harm to the companies in which we invest. The U.S. government has issued warnings that certain essential assets, specifically those related to energy and infrastructure, including exploration and production facilities, pipelines and transmission and distribution facilities, might be specific targets of terrorist activity. Additionally, digital and network technologies (collectively, “cyber networks”) might be at risk of cyberattacks that could potentially seek unauthorized access to digital systems for purposes such as misappropriating sensitive information, corrupting data or causing operational disruption. Cyberattacks might potentially be carried out by persons using techniques that could range from efforts to electronically circumvent network security or overwhelm websites to intelligence gathering and social engineering functions aimed at obtaining information necessary to gain access. These attacks could involve gaining unauthorized access to our information systems for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption and result in disrupted operations, misstated or unreliable financial data, liability for stolen assets or information, increased cybersecurity protection and insurance costs, litigation and damage to our business relationships, any of which could, in turn, have a material adverse effect on our operating results and negatively affect the value of our securities and our ability to pay distributions to our shareholders. As our reliance on technology has increased, so have the risks posed to our information systems, both internal and those provided by our Adviser and third-party service providers.

Regulatory Risk

The companies in which we intend to invest are subject to regulation by laws at the U.S. federal, state and local levels. These laws and regulations, as well as their interpretation, may change from time to time, including as the result of interpretive guidance or other directives from the U.S. President and others in the executive branch, and new laws, regulations and interpretations may also come into effect. Similarly, the non-U.S. companies in which we may invest are subject to significant international laws and regulations. Any such new or changed laws or regulations could have a material adverse effect on our business.

Over the last several years, there also has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether any regulation will be implemented or what form it will take, increased regulation of non-bank credit extension could negatively impact our operations, cash flows or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business, financial condition and results of operations.

Additionally, changes to the laws and regulations governing our operations, including those associated with RICs, may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities or result in the imposition of corporate-level taxes on us. Such changes could result in material differences to our strategies and plans and may shift our investment focus from the areas of expertise of our Adviser to other types of investments in which our Adviser may have little or no expertise or experience. Any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment. If we invest in commodity interests in the future, our Adviser may determine not to use investment strategies that trigger additional regulation by the U.S. Commodity Futures Trading Commission (the “CFTC”), or may determine to operate subject to CFTC regulation, if applicable. If we or our Adviser were to operate subject to CFTC regulation, we may incur additional expenses and would be subject to additional regulation.

Environmental and Hazardous Substance Regulatory Risk

The Energy & Infrastructure Sector is subject to extensive environmental regulations that may affect the companies’ financial condition and results of operations. The operation of assets in the Energy & Infrastructure Sector, including gathering systems, pipelines, processing plants, fractionators, rail transloading facilities, refineries and other facilities, is subject to stringent and complex federal, state and local environmental laws and regulations. Failure to comply with these laws and regulations may trigger a variety of administrative, civil and criminal enforcement measures, including the assessment of monetary penalties, the imposition of remedial requirements, and the issuance of orders enjoining future operations.

The use of hydraulic fracturing is critical to the recovery of economic amounts of oil, natural gas and natural gas liquids from unconventional reserves, and the associated wastewater must be disposed. The Energy & Infrastructure Sector has spent (and continue to spend) significant amounts of capital building assets to facilitate the development of unconventional reserves. As a result, restrictions on hydraulic fracturing or wastewater disposal could have an adverse impact on the financial performance of the Energy & Infrastructure Sector.

For instance, increased regulatory scrutiny of hydraulic fracturing could result in additional laws and regulations governing the disposal of wastewater, which is a byproduct of hydraulic fracturing Research exists linking the disposal of wastewater to increased seismicity. Based on this concern, certain states, including California, Colorado, Oklahoma, Ohio and Texas have adopted or considered legislation and/or regulations to limit, restrict or prohibit underground wastewater disposal. Some states have also adopted or considered legislation and/or regulations to extend setback requirements and strengthen local governments’ authority power to regulate oil and gas production. For example, Colorado regulators in December 2018 approved setback rules covering schools and affiliated properties, and on April 16, 2019, Colorado Governor Jared Polis signed into law legislation that authorizes local governments to regulate the siting of oil and gas locations, inspect oil and gas facilities, and impose fines for leaks, spills, and emissions. In California, lawmakers introduced legislation in 2019 that would require certain oil and gas development to be at least 2,500 feet from homes and other vulnerable areas. While we are not able to predict the likelihood of additional laws or regulations or their impact, it is possible that additional restrictions on hydraulic fracturing, wastewater disposal or any other activity necessary for the production of oil, natural gas or natural gas liquids could result in a reduction in production of those commodities.

Greenhouse gas regulation could result in increased operations and capital costs for the companies in which we invest. Voluntary initiatives and mandatory controls have been adopted or are being discussed both in the United States and worldwide to reduce emissions of “greenhouse gases” such as methane and carbon dioxide, by-products of extracting and burning fossil fuels, which many scientists and policymakers believe contribute to global climate change. These measures and future measures could result in increased production costs to certain companies in which we invest and could lessen the demand and prices for fossil fuels.

For example, the EPA has taken action to regulate greenhouse gas emissions. In addition, certain states (individually or in regional cooperation), have taken or proposed measures to reduce emissions of greenhouse gases. Also, the U.S. Congress and certain state legislatures have proposed legislative measures for imposing restrictions or requiring emissions fees for greenhouse gases. The adoption and implementation of any federal, state or local regulations imposing obligations on, or limiting emissions of, greenhouse gases from companies in the Energy & Infrastructure Sector could (i) result in significant costs to reduce emissions of greenhouse gases associated with their operations or (ii) adversely affect the supply of or demand for crude oil, natural gas, natural gas liquids or other hydrocarbon products, which in turn could reduce production of those commodities. Any such legislation or regulation that has a material adverse impact on the financial performance of the Energy & Infrastructure Sector.

There is an inherent risk that companies in the Energy & Infrastructure Sector may incur material environmental costs and liabilities due to the nature of their businesses and the substances they handle. For example, an accidental release from a pipeline could subject the owner of such pipeline to substantial liabilities for environmental cleanup and restoration costs, claims made by neighboring landowners and other third parties for personal injury and property damage, and fines or penalties for related violations of environmental laws or regulations. Moreover, the possibility exists that stricter laws, regulations or enforcement policies could significantly increase the compliance costs of companies in the Energy & Infrastructure Sector. Similarly, the implementation of more stringent environmental requirements could increase the cost for any remediation that may become necessary.

Federal Energy Regulatory Commission Changes Risk

Natural gas transmission pipeline systems, crude oil transportation pipeline systems, certain classes of storage facilities, renewable energy facilities and related assets owned by companies in the Energy & Infrastructure Sector are subject to regulation by the FERC. The regulators have authority to regulate natural gas pipeline transmission and crude oil pipeline transportation services, including: the rates charged for the services, terms and conditions of service, certification and construction of new facilities, the extension or abandonment of services and facilities, the maintenance of accounts and records, the acquisition and disposition of facilities, the initiation and discontinuation of services, and various other matters. Action by the FERC could adversely affect the ability of companies in the Energy & Infrastructure Sector to establish or charge rates that would cover future increase in their costs, such as additional costs related to environmental matters including any climate change regulation, or even to continue to collect rates that cover current costs, including a reasonable rate of return.

For example, effective January 2018, the 2017 Tax Cuts and Jobs Act changed several provisions of the federal tax code, including a reduction in the maximum corporate tax rate from 35% to 21%. Following the 2017 Tax Cuts and Jobs Act being signed into law, filings were made at FERC, requesting that FERC require natural gas and liquids pipelines to lower their transportation rates to account for lower taxes. Following the effective date of the law, FERC orders granting certificates to construct proposed natural gas pipeline facilities have directed pipelines proposing new rates for service on those facilities to re-file such rates so that the rates reflect the reduction in the corporate tax rate, and FERC issued data requests in pending certificate proceedings for proposed natural gas pipeline facilities requesting pipelines to explain the impacts of the reduction in the corporate tax rate on the rate proposals in those proceedings, prompting some pipelines to recalculate and lower rates to account for the change.

The FERC has taken a number of actions with respect to rate treatment of taxes that could materially impact the Energy & Infrastructure Sector, including MLPs and other Midstream Companies. For example, the FERC reversed a long-standing policy that allowed MLPs to recover an income tax allowance when calculating the transportation rates for cost-of-service pipelines owned by such MLPs, arguing that MLPs are pass-through entities that do not incur income taxes and that recovery of an income tax allowance would lead to double recovery. In July of 2018, the FERC issued Order No. 849, which required pipelines to make one-time filings to allow FERC to determine which cost-of-service natural gas pipelines may be collecting unjust and unreasonable rates or are overearning in light of 1) the corporate income tax reductions; and 2) the FERC’s revised policy concerning an MLP’s ability to recover an income tax allowance. Reports were filed in late 2018. While the Commission has closed some of these proceedings with no further action, the Commission has also initiated investigations into the rates of a number of pipelines pursuant to its authority under section 5 of the Natural Gas Act as a result of its review of the one-time filings. With respect to cost-of-service oil and refined products pipelines, the FERC announced that it will account for the lower corporate tax rate and the FERC’s policy change related to an MLP’s ability to recover an income tax allowance in 2020 when setting the next cost inflation index level, which index level sets the maximum allowable rate increases for oil and refined products pipelines and is set by FERC every five years, which could limit such pipelines’ ability to raise rates.

FERC also issued a policy statement that provides accounting and ratemaking guidance for treatment of accumulated deferred income tax (“ADIT”) for all FERC-jurisdictional public utilities, natural gas pipelines, and oil pipelines, as FERC found the tax rate reduction would also result in a reduction in ADIT liabilities and ADIT assets on the books of rate-regulated companies. The companies in the Energy & Infrastructure Sector that own the affected natural gas, oil or refined products pipelines could experience a material reduction in revenues and cash flows, which may in turn materially adversely affect their financial condition. FERC may enact other regulations or issue further requests to pipelines that may lead to lower rates.

Renewable Energy Infrastructure Companies generally sell electricity, capacity and ancillary services at market-based rates into competitive electricity markets, and also through bilateral sales contracts committing the generator to sell its output to a buyer. Most pricing available is not based on the renewable generator’s actual costs, so there is no guarantee that profitable pricing is available, and it may not be economic for Renewable Energy Infrastructure Companies to sell during all times they are able to produce. Significant penetration of renewable power generation has depressed prices in some competitive markets, in some cases causing negative pricing at peak production times. Additionally, many Renewable Energy Infrastructure Companies sell through bilateral contracts under the Public Utility Regulatory Policies Act (“PURPA”), which provides for mandatory sales contracts for qualifying Renewable Energy Infrastructure Companies selling under PURPA at a predefined “avoided cost” rate. Reforms have shortened contract lengths and suppressed prices available to qualifying Renewable Energy Infrastructure Companies in certain states. PURPA itself and its implementing regulations are being reconsidered by Congress and the FERC, respectively, and future reforms could decrease prices and/or offtake options for Renewable Energy Infrastructure Companies selling pursuant to PURPA.

Any such change could have an adverse impact on the financial condition, results of operations, or cash flows of companies in the Energy & Infrastructure Sector.

Tax Risks

Tax Risk of Master Limited Partnerships

Our ability to meet our investment objective will depend in part on the level of taxable income and distributions and dividends we receive from the securities of Master Limited Partnerships and other Energy & Infrastructure Equity Investments in which we invest, a factor over which we have no control. The benefit we derive from our investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. As a partnership, an MLP has no tax liability at the entity level. If, as a result of a change in current law or a change in an MLP’s business, an MLP were treated as a corporation for federal income tax purposes, such MLP would be obligated to pay federal income tax on its income at the corporate tax rate. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution may be reduced. Therefore, treatment of an MLP as a corporation for federal income tax purposes may result in a reduction in the after-tax return to us, potentially causing a reduction in the value of our common shares.

Tax Law Change Risk

Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect us or the companies in which we invest, including the tax rules relating to MLPs. Any such changes could negatively impact our common shareholders. Legislation could also negatively impact the amount and tax characterization of dividends received by our common shareholders.

Risks from Recently Enacted Federal Tax Legislation

Significant U.S. federal tax reform legislation was recently enacted that, among other things, permanently reduces the maximum federal corporate income tax rate, reduces the maximum individual income tax rate (effective for taxable years 2019 through 2025), restricts the deductibility of business interest expense, changes the rules regarding the calculation of net operating loss deductions that may be used to offset taxable income, and, under certain circumstances, requires accrual method taxpayers to recognize income for U.S. federal income tax purposes no later than the income is taken into account as revenue in an applicable financial statement. The impact of this new legislation on us, our shareholders and entities in which we may invest is uncertain. Prospective investors are urged to consult their tax advisors regarding the effects of the new legislation on an investment in the Company.

Deferred Tax Risks of Investing in our Common Shares

A reduction in the percentage of dividends and distributions treated as a return of capital we receive will reduce that portion of our common share dividend treated as a tax-deferred return of capital and increase that portion treated as dividend income, resulting in lower after-tax dividends to our common shareholders. An increase in portfolio turnover that causes higher realized gains will result in higher earnings and profits for us and, therefore, increase that portion of our common share dividend treated as dividend income or long-term capital gains. This will result in lower after-tax dividends to our common shareholders. See “Material U.S. Federal Income Tax Considerations.”

Inability to Qualify as a RIC Risk

In order to qualify, and maintain qualification, as a RIC under the Code, we must meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if we distribute to our shareholders dividends for U.S. federal income tax purposes of an amount generally at least equal to 90% of our investment company taxable income, which is generally our net ordinary income plus the excess of our net short-term capital gains in excess of our net long-term capital losses, determined without regard to any deduction for dividends paid, to our shareholders on an annual basis. We are subject, to the extent we use debt financing, to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify as a RIC. If we are unable to obtain cash from other sources, we may fail to qualify for tax treatment as a RIC and, thus, may be subject to corporate-level income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet these requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of our qualification as a RIC. Because a significant portion of our investments are in private or thinly traded public companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify as a RIC for any reason and become subject to corporate-level income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distributions to shareholders and the amount of our distributions and the amount of funds available for new investments. Such a failure would have a material adverse effect on us and our shareholders.

Risks Associated With an Investment in Non-U.S. Companies

Taxation in Foreign Jurisdictions

We could become subject to additional or unforeseen taxation in jurisdictions in which we operate and invest. Changes to taxation treaties (or their interpretation) between the U.S. and/or other countries and the countries in which we invest may adversely affect our ability to efficiently realize income or capital gains. Interest payments on our investments in certain jurisdictions and certain other items of income may be subject to withholding taxes and in some cases such withholding taxes may be greater than if our investments were held directly our shareholders. There can be no assurance that applicable tax credits may be claimed with respect to taxes incurred in other jurisdictions. Although we may, where possible, make our investments in a way which minimizes or eliminates withholding taxes, where relevant, there can be no guarantee that such strategies will be successful.

Non-U.S. Securities Risk

Investments in securities of non-U.S. issuers (including Canadian issuers) involve risks not ordinarily associated with investments in securities and instruments of U.S. issuers. For example, non-U.S. companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. Non-U.S. securities exchanges, brokers and companies may be subject to less government supervision and regulation than exists in the U.S. Dividend and interest income may be subject to withholding and other non-U.S. taxes, which may adversely affect the net return on such investments. Because we intend to limit our investments in securities issued by issuers listed outside of North America to no more than one third of our total assets, we will not be able to pass through to our shareholders any foreign income tax credits as a result of any foreign income taxes we pay. It may be difficult to effect repatriation of capital invested in certain countries, and with respect to certain countries, there are also risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect our assets held in non-U.S. countries. There may be less publicly available information about a non-U.S. company than there is regarding a U.S. company. Non-U.S. securities markets may have substantially less volume than U.S. securities markets and some non-U.S. company securities are less liquid than securities of otherwise comparable U.S. companies. Non-U.S. markets also have different clearance and settlement procedures that could cause us to encounter difficulties in purchasing and selling securities on such markets and may result in us missing attractive investment opportunities or experiencing a loss. In addition, a portfolio that includes securities issued by non-U.S. issuers can expect to have a higher expense ratio because of the increased transaction costs in non-U.S. markets and the increased costs of maintaining the custody of such non-U.S. securities.

Investments in companies domiciled in the United Kingdom (the “UK”), or that otherwise have significant ties to the UK, are subject to Brexit risk. Brexit risk is the risk that the exit of the UK from the European Union occurs in a disruptive manner, including a no deal exit. Potential effects of a disruptive Brexit include, but are not limited to, adverse effects on supply chains and labor markets, the potential for new taxes to be imposed on goods crossing borders, declining real estate markets and a weakening of the pound sterling.

Non-U.S. Currency Risk

Because we may to invest in securities denominated or quoted in non-U.S. currencies, changes in the non-U.S. currency/United States dollar exchange rate may affect the value of our securities and the unrealized appreciation or depreciation of investments. We do not currently intend to hedge our exposure to non-U.S. currencies.

European Issuers Risk

To the extent we invests in securities issued by European issuers, we may be subject to the risk of investing in such issuers. Investment in securities of issuers in Europe involves risks and special considerations not typically associated with investment in the U.S. securities markets. The Economic and Monetary Union of the European Union (“EU”) requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and on major trading partners outside Europe. The European financial markets have recently experienced volatility and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on or restructuring of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries.

Canadian Investment Risk

We may be subject to risks relating to its investment in Canadian securities. The Canadian economy may be significantly affected by the U.S. economy, given that the United States is Canada’s largest trading partner and foreign investor. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994, total two-way merchandise trade between the United States and Canada has more than doubled. In November 2018, the U.S., Mexico and Canada signed the United States-Mexico-Canada Agreement (the “USMCA”), which is designed to overhaul and update NAFTA. The USMCA still requires ratification by legislative bodies in all three countries before it can take effect, but the USMCA may further affect Canada’s dependency on the U.S. economy. In addition, past periodic demands by the Province of Quebec for sovereignty have significantly affected equity valuations and foreign currency movements in the Canadian market. Furthermore, the Canadian economy is susceptible to fluctuations in certain commodity markets. Any negative changes in commodity markets could have a great impact on the Canadian economy. Because we will invest in securities denominated in foreign currencies and the income received will generally be in foreign currency, changes in currency exchange rates may negatively impact our return. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Emerging Market Securities Risk

Investments in securities of non-U.S. issuers located in emerging markets involve all of the risks generally applicable to investments in securities of non-U.S. issuers, as described above under “Non-U.S. Securities Risks.” These risks are heightened with respect to investments in emerging market securities. In addition, investments in emerging market securities are subject to a number of risks, including risks related to economic structures that are less diverse and mature than those of developed countries; less stable political systems and less developed legal systems; national policies that may restrict foreign investment; wide fluctuations in the value of investments, possibly as a result of significant currency exchange rate fluctuations; smaller securities markets making investments less liquid; and special custody arrangements.

Risks Related to Our Business and Structure

New Company Risk

We were formed in July 2019 and we have not yet commenced operations. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective, that we will not qualify or maintain our qualification to be treated as a RIC, and that the value of your investment could decline substantially.

The 1940 Act and the Code impose numerous constraints on the operations of RICs that do not apply to certain of the other investment vehicles managed by our Adviser and its affiliates. Moreover, qualification for taxation as a RIC requires satisfaction of source-of-income, asset diversification and distribution requirements. We have no operating history under these constraints, which may hinder our ability to take advantage of attractive investment opportunities and to achieve our investment objective.

Distribution Risk

Our investments may not achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. We cannot assure you that you will receive distributions at a particular level or at all. Distributions on our common shares are not fixed but are declared at the discretion of the Board. A significant decline in the value of the securities in which we invest may negatively impact our ability to pay distributions or cause you to lose all or a part of your investment.

In addition, the 1940 Act may limit our ability to make distributions in certain circumstances. Restrictions and provisions in any future Leverage Instruments also may limit our ability to make distributions. For federal income tax purposes, we are required to distribute substantially all of our net investment income each year to maintain our status as a RIC, to reduce our federal income tax liability and to avoid a potential excise tax. If our ability to make distributions on our common shares is limited, such limitations could, under certain circumstances, impair our ability to maintain our qualification for taxation as a RIC or result in our having an income or excise tax liability, which would have adverse consequences for our shareholders. See “Material U.S. Federal Income Tax Considerations.”

Change in Investment Policies Risk

Our Board has the authority to modify or, if applicable, waive our investment objectives, operating policies and strategies without prior notice (except as required by the 1940 Act) and without stockholder approval. In addition, our non-fundamental investment policies may be changed without stockholder approval. We cannot predict the effect any changes to our current investment objectives, operating policies or strategies would have on our business, operating results and the value of our stock. Nevertheless, the effects may adversely affect our business and impact our ability to make distributions.

Leverage Risk

The issuance of Leverage Instruments represents the leveraging of our common shares. Leverage is a technique that could adversely affect our common shareholders. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from Leverage Instruments exceed the costs of the leverage, the use of leverage could cause us to lose money. When leverage is used, the net asset value and market value of our common shares will be more volatile. There is no assurance that our use of leverage will be successful.

Leverage Instruments constitute a substantial lien and burden by reason of their prior claim against our income and against our net assets in liquidation. The rights of lenders to receive payments of interest on and repayments of principal of any debt instrument are senior to the rights of holders of common shares and preferred shares (if any), with respect to the payment of dividends or upon liquidation. We may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to common shares or preferred shares or purchase common shares or preferred shares unless at such time, we meet certain asset coverage requirements and no event of default exists under any debt instrument. In addition, we may not be permitted to pay distributions on common shares unless all distributions and/or accrued interest on Leverage Instruments have been paid, or set aside for payment. In an event of default under a debt instrument, the lenders have the right to cause a liquidation of collateral (i.e., sell our assets) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Certain types of leverage may subject us to covenants relating to asset coverage and our portfolio composition and may impose special restrictions on our use of various investment techniques or strategies or in our ability to pay dividends and other distributions on common shares in certain instances. We may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the Leverage Instruments issued by us. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. Kayne Anderson does not believe that these covenants or guidelines will impede it from managing our portfolio in accordance with our investment objective and policies.

While we may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and net asset value associated with leverage, there can be no assurance that we will actually reduce leverage in the future or that any reduction, if undertaken, will benefit our common shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If we were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely reduce the income and/or total returns to common shareholders relative to the circumstance if we had not reduced leverage. We may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and the price of our common shares if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

Finally, the 1940 Act provides certain rights and protections for preferred shareholders which may adversely affect the interests of our common shareholders.

Changes in Interest Rates Risk

Because longer-term inflationary pressure is likely to result from the U.S. government’s fiscal policies, we may experience rising interest rates at some point in the future and have experienced increases to the LIBOR since late 2015.

To the extent we borrow money or issue debt securities or preferred stock to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds or pay interest or distributions on such debt securities or preferred stock and the rate at which we invest these funds. In addition, we anticipate that many of our debt investments and borrowings will have floating interest rates that reset on a periodic basis. As a result, a significant change in market interest rates could have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds will increase because we expect that the interest rates on the majority of amounts we borrow will be floating, which could reduce our net investment income to the extent any debt investments have fixed interest rates. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act and applicable commodities laws. These activities may limit our ability to benefit from lower interest rates with respect to hedged borrowings. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations.

Also, an increase in interest rates available to investors could make an investment in our common shares less attractive if we are not able to increase our distribution rate, which could reduce the value of our common shares.

The continued availability of the LIBOR index is not guaranteed after 2021. We cannot predict whether and to what extent banks will continue to provide LIBOR submissions to the administrator of LIBOR or whether any additional reforms to LIBOR may be enacted. At this time, no consensus exists as to what rate or rates may become acceptable alternatives to LIBOR (with the exception of overnight repurchase agreements, which are expected to be based on the Secured Overnight Financing Rate). The language in our LIBOR-based contracts and financial instruments has developed over time and may have various events that trigger when a successor rate to the designated rate would be selected. If a trigger is satisfied, contracts and financial instruments may give the calculation agent discretion over the substitute index or indices for the calculation of interest rates to be selected. The implementation of a substitute index or indices for the calculation of interest rates under loan agreements may result in our incurring significant expenses in effecting the transition, may result in reduced loan balances if borrowers do not accept the substitute index or indices, and may result in disputes or litigation with customers over the appropriateness or comparability to LIBOR of the substitute index or indices, which could have an adverse effect on our results of operations.

Management and Dependence on Key Personnel of Kayne Anderson Risk

Our portfolio is subject to management risk because it is actively managed. Our Adviser applies investment techniques and risk analyses in making investment decisions for us, but there can be no guarantee that they will produce the desired results.

We depend upon Kayne Anderson’s key personnel for our future success and upon their access to certain individuals and investment opportunities to execute on our investment objective. In particular, we depend on the diligence, skill and network of business contacts of our portfolio managers, who evaluate, negotiate, structure, close and monitor our investments. These individuals manage a number of investment vehicles on behalf of Kayne Anderson and, as a result, do not devote all of their time to managing us, which could negatively impact our performance. Furthermore, these individuals do not have long-term employment contracts with Kayne Anderson, although they do have equity interests and other financial incentives to remain with Kayne Anderson. We also depend on the senior management of Kayne Anderson. The departure of any of our portfolio managers or the senior management of Kayne Anderson could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that our Adviser will remain our investment adviser or that we will continue to have access to Kayne Anderson’s industry contacts and deal flow.

Asset Allocation Risk

Our investment performance depends, at least in part, on how our Investment Committee allocates and reallocates our assets among the various asset classes and security types in which we may invest. Such allocation decisions could cause our investments to be allocated to asset classes and security types that perform poorly or underperform other asset classes and security types or available investments.

As a general matter, there can be no assurances that all investment opportunities identified as suitable by our Adviser will be made available to us. Kayne Anderson expects, from time to time, to be presented with investment opportunities that fall within our investment objective and the objectives of Other Kayne Anderson Accounts, as well as SMAs, and in such circumstances, Kayne Anderson will allocate such opportunities (including, subject to the 1940 Act and any exemptive relief, any related co-investment opportunities) to us, SMAs or Other Kayne Anderson Accounts (including, without limitation, an allocation of 100% of such an opportunity to such Other Kayne Anderson Accounts) in accordance with its allocation policy and procedures. Generally speaking, allocations among the Fund and Other Kayne Anderson Accounts will be based on demand and available capital.

Further, prospective investors should note that our Adviser may establish additional Other Kayne Anderson Accounts with investment objectives, mandates and policies that are substantially similar to ours. Our Adviser may allocate investment opportunities to such Other Kayne Anderson Accounts, and such Other Kayne Anderson Accounts may compete with us for specific transactions. See “Investment Objective and Principal Investment Strategies—Allocation of Investment Opportunities.”

Non-Diversified Risk

We are a non-diversified, closed-end investment company under the 1940 Act. Although we may invest a relatively high percentage of our assets in a limited number of issuers, in order to qualify as a RIC for federal income tax purposes, we must diversify our holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of our total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other RICs), the securities (other than the securities of other RICs) of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more qualified publicly-traded partnerships.

Limited Term and Tender Offer Risk

We are scheduled to dissolve as of the Termination Date. Our investment policies are not designed to return to common shareholders their original net asset value or purchase price. Our final distribution to common shareholders on the Termination Date and the amount paid to participating common shareholders upon completion of an Eligible Tender Offer will be based upon our net asset value at such time. Depending on a variety of factors, including the performance of our investment portfolio over the period of our operations, the amount distributed to common shareholders in connection with our termination or paid to participating common shareholders upon completion of an Eligible Tender Offer may be less, and potentially significantly less, than your original investment. Additionally, given the nature of certain of our investments, the amount actually distributed upon our termination may be less than our net asset value per share on the Termination Date, and the amount actually paid upon completion of an Eligible Tender Offer may be less than our net asset value per share on the expiration date of the Eligible Tender Offer.

Because our assets will be liquidated in connection with our termination or to pay for common shares tendered in an Eligible Tender Offer, we may be required to sell portfolio securities when we otherwise would not, including at times when market conditions are not favorable, which may cause us to lose money. Given the nature of certain of our investments, particularly our Direct Lending Investments, we may be unable to liquidate certain of our investments until well after the Termination Date. In this case, we may make one or more additional distributions after the Termination Date of any cash received from the ultimate liquidation of those investments. This would delay distribution payments, perhaps for an extended period of time, and there can be no assurance that the total value of the cash distribution made on the Termination Date and such subsequent distributions, if any, will equal our net asset value on the Termination Date, depending on the ultimate results of such post-Termination Date asset liquidations. If, as a result of lack of market liquidity or other adverse market conditions, our Board determines it is in the best interest of the Fund, we may transfer any portfolio investments that remain unsold on the Termination Date to a liquidating trust and distribute interests in such liquidating trust to common shareholders as part of our final distribution. Interests in the liquidating trust are expected to be nontransferable, except by operation of law. There can be no assurance as to the timing of or the value obtained from the liquidation of any investments transferred to a liquidating trust.

The obligation to terminate on the Termination Date also may impact adversely the implementation of our investment strategies. There can be no assurance that our Adviser will be successful in its efforts to minimize any detrimental effects on our investment performance caused by our obligation to liquidate our investment portfolio and distribute all of our liquidated net assets to common shareholders of record on the Termination Date. In particular, our Adviser may face difficulties exiting our investments, especially Direct Lending Investments or other restricted securities, on or prior to the Termination Date at favorable prices, if at all. In addition, as we approach the Termination Date, we may invest the proceeds of sold, matured or called securities in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities, which may adversely affect our investment performance. In the course of the liquidation, we must continue to satisfy the asset diversification requirements to qualify as a RIC for federal income tax purposes, which may also have a negative effect on our investment performance. If we fail to comply with these requirements, we may be liable for federal income tax in the year of the liquidation. Moreover, rather than reinvesting the proceeds of sold, matured or called securities, we may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of our total assets.

If we conduct an Eligible Tender Offer, we anticipate that funds to pay the aggregate purchase price of common shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments. In addition, we may be required to dispose of portfolio investments in connection with any reduction in our outstanding leverage necessary in order to maintain our desired leverage ratios following an Eligible Tender Offer. The risks related to the disposition of portfolio investments in connection with our termination also would be present in connection with the disposition of portfolio investments in connection with an Eligible Tender Offer. It is likely that during the pendency of an Eligible Tender Offer, and possibly for a time thereafter, we will hold a greater than normal percentage of our total assets in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities, which may adversely affect our investment performance. If our tax basis for the portfolio investments sold is less than the sale proceeds, we will recognize capital gains, which we will be required to distribute to common shareholders. In addition, our purchase of tendered common shares pursuant to an Eligible Tender Offer will have tax consequences for tendering common shareholders and may have tax consequences for non-tendering common shareholders. The purchase of common shares pursuant to an Eligible Tender Offer will have the effect of increasing the proportionate interest in the Fund of non-tendering common shareholders. All shareholders remaining after an Eligible Tender Offer will be subject to proportionately higher expenses due to the reduction in our total assets resulting from payment for the tendered common shares. Such reduction in our total assets also may result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on our investment performance.

We are not required to conduct an Eligible Tender Offer. If we conduct an Eligible Tender Offer, there can be no assurance that the number of tendered common shares would not result in our net assets totaling less than the Termination Threshold, in which case the Eligible Tender Offer will be terminated, no common shares will be repurchased pursuant to the Eligible Tender Offer and we will terminate on the Termination Date subject to permitted extensions. Following the completion of an Eligible Tender Offer in which the number of tendered common shares would result in our net assets totaling greater than the Termination Threshold, our Board may eliminate the Termination Date upon the affirmative vote of a majority of our Board and without a vote of our shareholders. Thereafter, we will have a perpetual existence. Our Adviser may have a conflict of interest in recommending to our Board that the Termination Date be eliminated and we have a perpetual existence. We are not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining common shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their net asset value, and as a result remaining common shareholders may only be able to sell their common shares at a discount to net asset value.

Risk of Delay in Use of Proceeds

We expect to invest a portion of the net proceeds of this offering in an Energy & Infrastructure Equity Investments and Liquid Credit Investments within three months after the closing of this offering. In addition, under current market conditions, we expect that it may take approximately twelve months from the closing of this offering to identify and complete our Direct Lending Investments. However, investment of the net proceeds of this offering may be delayed if suitable investments are unavailable, if market conditions and volumes of securities are not favorable or for other reasons. As a result, the proceeds may be invested in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. The timeframe associated with the anticipated use of proceeds could lower returns and lower our yield in the first year after the issuance of our common shares.

Valuation Risk

Market prices may not be readily available for certain of our investments, and the value of such investments will ordinarily be determined based on fair valuations determined by the Board or its designee pursuant to procedures adopted by the Board. Restrictions on resale or the absence of a liquid secondary market may adversely affect our ability to determine our net asset value. The sale price of securities that are not readily marketable may be lower or higher than our most recent determination of their fair value.

Additionally, the value of these securities typically requires more reliance on the judgment of Kayne Anderson than that required for securities for which there is an active trading market. Due to the difficulty in valuing these securities and the absence of an active trading market for these investments, we may not be able to realize these securities’ true value or may have to delay their sale in order to do so.

We determine our net asset value as of the close of trading of the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each calendar month and at such other time as our Board may determine. We currently intend to make our net asset value available for publication daily on our Adviser’s website.

Our Adviser may obtain material, updated information to value its privately-issued or otherwise restricted as to resale (Level 3) investments, but it is anticipated that such information for certain of these investments could be available on no more than a quarterly basis. See “Determination of Net Asset Value.”

Subsidiaries Risk

If we invest in a subsidiary, we will be indirectly exposed to the risks associated with such subsidiary’s investments. The instruments that will be held by any subsidiary will generally be similar to those that are permitted to be held by the Fund and will be subject to the same risks that apply to similar investments if held directly by the Fund. The subsidiaries will not be registered under the 1940 Act, and, unless otherwise noted in this prospectus, will not be subject to all of the investor protections of the 1940 Act. However, we will wholly own and control any subsidiary, and we and any subsidiary will each be managed by our Adviser and will share the same portfolio management team. Our Board will have oversight responsibility for the investment activities of the Fund, including its investment in the subsidiaries, and our role as sole shareholder of any subsidiary. Changes in the laws of the U.S. and/or any jurisdiction in which a subsidiary is formed could result in our inability or the inability of the subsidiaries to operate as described in this prospectus and our statement of additional information and could adversely affect the Fund. For example, changes in U.S. tax laws could affect the U.S. tax treatment of, or consequences of owning, the Fund or the subsidiaries, including under the RIC rules.

Risks Related to Conflicts of Interest of Kayne Anderson

General

Conflicts of interest may arise because Kayne Anderson and its affiliates generally carry on substantial investment activities for other clients, in which we will have no interest. Kayne Anderson or its affiliates may have financial incentives to favor certain of such accounts over us. Any of their proprietary accounts and other customer accounts may compete with us for specific investment opportunities. Kayne Anderson or its affiliates may buy or sell securities for us which differ from securities bought or sold for other accounts and customers, even though their investment objectives and policies may be similar to ours. Situations may occur when we could be disadvantaged because of the investment activities conducted by Kayne Anderson and its affiliates for their other accounts. Such situations may be based on, among other things, legal or internal restrictions on the combined size of positions that may be taken for us and the other accounts, thereby limiting the size of our position, or the difficulty of liquidating an investment for us and the other accounts where the market cannot absorb the sale of the combined position.

Our investment opportunities may be limited by affiliations of Kayne Anderson or its affiliates with companies in the Energy & Infrastructure Sector. Additionally, to the extent that Kayne Anderson sources and structures private investments, certain employees of Kayne Anderson may become aware of actions planned by such companies, such as acquisitions, that may not be announced to the public. It is possible that we could be precluded from investing in a company about which Kayne Anderson has material non-public information; however, it is Kayne Anderson’s intention to ensure that any material non-public information available to certain Kayne Anderson employees not be shared with those employees responsible for the purchase and sale of publicly-traded securities.

Our Adviser’s liability is limited under the investment management agreement, and we are required to indemnify our Adviser against certain liabilities, which may lead our Adviser to act in a risker manner on our behalf than it would when acting for its own account.

Adviser’s Investment Professionals Conflict of Interest Risk

Certain investment professionals who are involved in our activities remain responsible for the investment activities of other clients and investment vehicles managed by our Adviser and its affiliates, and they will devote time to the management of such investments and other newly created client portfolios (whether in the form of funds, separate accounts or other vehicles), as well as their own investments. In addition, in connection with the management of investments for other funds, separate accounts and other vehicles, members of Kayne Anderson and its affiliates may serve on the boards of directors of or advise companies which may compete with our portfolio investments. Moreover, these other funds, separate accounts and other vehicles managed by Kayne Anderson and its affiliates may pursue investment opportunities that may also be suitable for us.

Other Investment Companies

Our Adviser and its affiliates currently manage, and may in the future have, other clients with similar or competing investment objectives. Specifically, Kayne Anderson also manages KYN and KMF, and Kayne Anderson manages several private investment funds that invest in the Energy & Infrastructure Sector. Some of the affiliated funds have investment objectives that overlap with ours.

Investment decisions for us are made independently from those of Kayne Anderson’s other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by Kayne Anderson or its affiliates seek to purchase or sell the same publicly-traded securities, the securities actually purchased or sold are allocated by Kayne Anderson in its discretion in accordance with the clients’ various investment objectives and its allocation policies. In addition, Kayne Anderson has adopted a formal credit conflicts policy to address potential conflicts with respect to its credit platform in connection with matter such as refinancings, follow-ons and investments across a capital structure. In some cases, this system may adversely affect the price or size of the position we may obtain. In other cases, however, our ability to participate in volume transactions may produce better outcomes for us.

The members of our Adviser’s investment committee serve or may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of accounts sponsored or managed by our Adviser or its affiliates. In serving in these multiple capacities, they may have obligations to other clients or investors in those entities, the fulfillment of which may not be in the best interests of us or our shareholders.

Management Fee Calculation

The investment management fee paid to Kayne Anderson is based on the value of our assets, as periodically determined. A significant percentage of our assets may be illiquid securities acquired in private transactions for which market quotations will not be readily available. Although we will adopt valuation procedures designed to determine valuations of illiquid securities in a manner that reflects their fair value, there typically is a range of prices that may be established for each individual security. Senior management of Kayne Anderson, our Board and its Valuation Committee, and a third-party valuation firm will participate in the valuation of our securities. See “Determination of Net Asset Value.”

Certain Affiliations

Segregation and Coverage Risks

Certain portfolio management techniques, such as, among other things, entering into swap agreements, using reverse repurchase agreements, futures contracts or other derivative transactions, may be considered senior securities under the 1940 Act unless steps are taken to segregate our assets or otherwise cover our obligations. To avoid having these instruments considered senior securities, we segregate liquid assets with a value equal (on a mark-to-market basis) to our obligations under these types of transactions, enter into offsetting transactions or otherwise cover such transactions. In cases where we do not follow such procedures, such instruments may be considered senior securities and our use of such transactions will be required to comply with the restrictions on senior securities under the 1940 Act. We may be unable to use segregated assets for certain other purposes, which could result in us earning a lower return on our portfolio than we might otherwise earn if we did not have to segregate those assets in respect of or otherwise cover such portfolio positions. To the extent our assets are segregated or committed as cover, it could limit our investment flexibility. Segregating assets and covering positions will not limit or offset losses on related positions.

Current Affiliation

We are currently affiliated with KA Associates, Inc. (“KA Associates”), a broker-dealer that is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). While we currently have no intent to engage in principal transactions through KA Associates, absent an exemption from the SEC or other regulatory relief, we are generally precluded from doing so. In addition, our ability to utilize KA Associates for agency transactions is subject to restrictions. Until completion of the initial public offering of our common shares, we will be precluded from effecting principal transactions with brokers who are members of the syndicate. KA Associates is a member of the selling group of this offering. See “Underwriters.”

Reliance on Past Performance to Predict Future Outcomes Risk

Our investments may differ from those of existing accounts that are or have been sponsored or managed by members of our Adviser’s investment committee, our Adviser or affiliates of our Adviser. Investors in our securities are not acquiring an interest in any accounts that are or have been sponsored or managed by members of our Adviser’s investment committee, our Adviser or affiliates of our Adviser. Subject to the requirements of the 1940 Act, we may consider co-investing in portfolio investments with other accounts sponsored or managed by members of our Adviser’s investment committee, our Adviser or its affiliates. Any such investments are subject to regulatory limitations and approvals by directors who are not “interested persons,” as defined in the 1940 Act. We can offer no assurance, however, that Kayne Anderson will obtain such approvals or develop opportunities that comply with such limitations. We also cannot assure you that we will replicate the historical results achieved for other Kayne Anderson funds by members of the investment committee, and we caution you that our investment returns could be substantially lower than the returns achieved by them in prior periods. Additionally, all or a portion of the prior results may have been achieved in particular market conditions which may never be repeated. Moreover, current or future market volatility and regulatory uncertainty may have an adverse impact on our future performance.

Anti-Takeover Provisions Risks

Our Declaration of Trust and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of us, causing us to engage in certain transactions or modify our structure. These provisions may be regarded as “anti-takeover” provisions. Such provisions could limit the ability of common shareholders to sell their shares at a premium over the then-current market prices by discouraging a third party from seeking to obtain control of us. See “Certain Provisions in Our Declaration of Trust and Bylaws.”

Market Discount from Net Asset Value Risk

Shares of closed-end investment companies frequently trade at a discount to their net asset value. This characteristic is a risk separate and distinct from the risk that our net asset value could decrease as a result of our investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. Although the value of our net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of our common shares will depend entirely upon whether the market price of our common shares at the time of sale is above or below the investor’s purchase price for our common shares. Because the market price of our common shares is affected by factors such as net asset value, dividend levels (which are dependent, in part, on expenses), supply of and demand for our common shares, stability of dividends, trading volume of our common shares, general market and economic conditions, and other factors beyond our control, we cannot predict whether our common shares will trade at, below or above net asset value or at, below or above the offering price.

USE OF LEVERAGE

We generally will seek to enhance our total returns through the use of financial leverage, which may include the issuance of Leverage Instruments. Under normal market conditions, our policy is to utilize Leverage Instruments in an amount that represents approximately 25% of our total assets. However, based on market conditions, the actual amount of leverage that we use may exceed (or be less than) 25% of our total assets to the extent permitted by the 1940 Act. We expect our initial leverage to consist of floating rate borrowings under a revolving credit facility.

We target asset coverage ratios that give us the ability to withstand declines in the market value of the securities we hold before breaching the financial covenants in our Leverage Instruments. These targets are dependent on market conditions and may vary from time to time. Depending on the type of Leverage Instruments involved, our use of financial leverage may require the approval of our Board. Leverage creates a greater risk of loss, as well as potential for more gain, for our common shares than if leverage is not used. Our common shares are junior in liquidation and distribution rights to our Leverage Instruments. We expect to invest the net proceeds derived from any use of Leverage Instruments according to the investment objective and policies described in this prospectus.

Leverage creates risk for our common shareholders, including the likelihood of greater volatility of net asset value and market price of our common shares, and the risk of fluctuations in dividend rates or interest rates on Leverage Instruments which may affect the return to the holders of our common shares or will result in fluctuations in the distributions paid by us on our common shares. To the extent the return on securities purchased with funds received from Leverage Instruments exceeds their cost (including increased expenses to us), our total return will be greater than if Leverage Instruments had not been used. Conversely, if the return derived from such securities is less than the cost of Leverage Instruments (including increased expenses to us), our total return will be less than if Leverage Instruments had not been used, and therefore, the amount available for distribution to our common shareholders will be reduced. In the latter case, our Adviser in its best judgment nevertheless may determine to maintain our leveraged position if it expects that the long-term benefits of so doing will outweigh the near-term impact of the reduced return to our common shareholders.

The management fees paid to our Adviser will be calculated on the basis of our total assets including proceeds from Leverage Instruments. During periods in which we use financial leverage, the management fee payable to our Adviser may be higher than if we did not use a leveraged capital structure. Consequently, we and our Adviser may have differing interests in determining whether to leverage our assets. Our Board monitors our use of Leverage Instruments and this potential conflict. The use of leverage creates risks and involves special considerations. See “Risk Factors—Risks Related to Our Business and Structure—Leverage Risk.”

Maryland law permits us as a Maryland statutory trust, without prior approval of our common shareholders, to borrow money. In this regard, we may obtain proceeds through Borrowings and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security our assets. In connection with such Borrowings, we may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of such Borrowing over its stated interest rate.

Under the requirements of the 1940 Act, we, immediately after issuing any senior securities representing indebtedness, must have an asset coverage of at least 300% after such issuance. With respect to such issuance, asset coverage means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness issued by us.

The rights of our lenders to receive interest on and repayment of principal of any Borrowings will be senior to those of our common shareholders, and the terms of any such Borrowings may contain provisions which limit certain of our activities, including the payment of distributions to our common shareholders in certain circumstances. Under the 1940 Act, we may not declare any dividend or other distribution on any class of our capital stock, or purchase any such capital stock, unless our aggregate indebtedness has, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, an asset coverage of at least 300% after declaring the amount of such dividend, distribution or purchase price, as the case may be. Further, the 1940 Act does (in certain circumstances) grant our lenders certain voting rights in the event of default in the payment of interest on or repayment of principal.

Certain types of Leverage Instruments subject us to certain affirmative covenants relating to asset coverage and portfolio composition and may impose special restrictions on our use of various investment techniques or strategies or on our ability to pay distributions on common shares in certain circumstances. In addition, we are subject to certain negative covenants relating to transactions with affiliates, mergers and consolidations among others. We may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the Leverage Instruments issued by us. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

If an event of default is not cured, under any Borrowing, the lenders have the right to cause our outstanding Borrowings to be immediately due and payable and proceed to protect and enforce their rights by an action at law, suit in equity or other appropriate proceeding. If an event of default occurs or in an effort to avoid an event of default, we may be forced to sell securities at inopportune times and, as a result, receive lower prices for such security sales. We may also incur prepayment penalties on certain Leverage Instruments that are redeemed prior to their stated maturity dates or mandatory redemption dates.

Under the 1940 Act, we are not permitted to issue preferred stock unless immediately after such issuance the value of our total assets less all liabilities and indebtedness not represented by senior securities is at least 200% of the sum of the liquidation value of the outstanding preferred stock plus the aggregate amount of senior securities representing indebtedness. In addition, we are not permitted to declare any cash dividend or other distribution on our common or preferred stock unless, at the time of such declaration, our preferred stock has an asset coverage of at least 200%. We may issue preferred stock that requires more restrictive asset coverage ratios than required by the 1940 Act. If necessary, we will purchase or redeem preferred stock to maintain the applicable asset coverage ratio. In addition, as a condition to obtaining ratings on preferred stock, the terms of any preferred stock include asset coverage maintenance provisions which will require the redemption of the preferred stock in the event of non-compliance by us and may also prohibit distributions on our common shares in such circumstances. In order to meet redemption requirements, we may have to liquidate portfolio securities. Such liquidations and redemptions would cause us to incur related transaction costs and could result in capital losses to us.

Annual Expenses as a Percentage of Total Assets Attributable to Common Shares

Our estimated expenses based on a percentage of total assets for our first full year of operations, based on the assumptions set forth in “Fees and Expenses,” are as follows:

Management Fees	1.35%
Interest Payments on Borrowed Funds
Other Expenses

Annual Expenses
Less Fee and Expense Reimbursement	(0.25)%
Net Annual Expenses	%

Effects of Leverage

The following table is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in our portfolio) of minus 10% to plus 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by us. See “Risk Factors—Risks Related to Our Business and Structure—Leverage Risk.” Further, the assumed investment portfolio total returns are net our expenses other than expenses associated with leverage, but such leverage expenses are included when determining the common share total return. The table reflects the issuance of Leverage Instruments, which we expect to consist of $             of borrowings under a revolving credit facility representing approximately 25% of our total assets at an annual interest rate of             %.

Assumed Portfolio Total Return (Net of Expenses)	(10)%		(5)%		0%		5%	10%
Common Share Total Return	(	)%	(	)%	(	)%	%	%

As required by SEC rules, the table above assumes that we are more likely to suffer capital losses than to enjoy capital appreciation when we use leverage.

We cannot fully achieve the benefits of leverage until we have invested the proceeds resulting from the use of leverage in accordance with our investment objectives and policies. For further information about leverage, see “Risk Factors—Risks Related to Our Business and Structure—Leverage Risk.”

MANAGEMENT OF THE FUND

Board and Officers

Our trustees under our Declaration of Trust are designated as directors, and our business and affairs are managed under the direction of our Board, including supervision of the duties performed by our Adviser. Our Board currently consists of              individuals. The Board consists of a majority of directors who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “Independent Directors.” The Board elects our officers, who serve at the Board’s discretion and are responsible for our day-to-day operations. Additional information regarding our Board and its committees is set forth under “Management of the Fund” in our statement of additional information.

Investment Adviser

Kayne Anderson Fund Advisors, LLC is our investment adviser and is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Our Adviser also is responsible for managing our business affairs and providing certain other administrative services. Our Adviser is a Delaware limited liability company. The managing member of our Adviser is KACALP, an investment adviser registered with the SEC under the Advisers Act. KACALP has one general partner, Kayne Anderson Investment Management, Inc., and a number of individual limited partners. Kayne Anderson Investment Management, Inc. is a Nevada corporation controlled by Richard A. Kayne. Kayne Anderson’s predecessor was established as an independent investment advisory firm in 1984.

The principal office of our Adviser is located at 811 Main Street, 14th Floor, Houston, Texas 77002. KACALP’s principal office is located at 1800 Avenue of the Stars, Third Floor, Los Angeles, California 90067. For additional information concerning our Adviser, including a description of the services to be provided by our Adviser, see “—Investment Management Agreement.”

Portfolio Managers

Management of our portfolio is led by James C. Baker, John Y. Eanes and Douglas L. Goodwillie. In addition, J.C. Frey, Jody C. Meraz, Justin D. Campeau and Mike E. Schimmel will act as assistant portfolio managers for the Fund. Our portfolio managers draw on the support of the research analyst team at Kayne Anderson.

James C. Baker is a co-managing partner in Kayne Anderson’s energy marketable securities group, which is part of the firm’s energy & infrastructure investment team. Mr. Baker serves on the Board and as chief executive officer of the Fund, KYN and KMF. Mr. Baker previously served on the boards of directors of K-Sea Transportation Partners L.P., Petris Technology, Inc. and ProPetro Services, Inc. Prior to joining Kayne Anderson in 2004, Mr. Baker was a director in the energy investment banking group at UBS Securities LLC. At UBS, he focused on securities underwriting and mergers and acquisitions in the midstream industry. Prior to joining UBS in 2000, Mr. Baker was an associate in the energy investment banking group at PaineWebber Incorporated. Mr. Baker earned his B.B.A. in Finance from the University of Texas at Austin and an M.B.A. in Finance from Southern Methodist University.

Justin D. Campeau is a portfolio manager and senior analyst for Kayne Anderson’s marketable securities business and is responsible for providing equity research and analysis on energy & infrastructure investments. Mr. Campeau is a portfolio manager of Kayne Renewable Energy Income Fund, L.P., Kayne Global Infrastructure Fund, L.P. and Kayne Equity Yield Strategies, L.P. Prior to joining the marketable securities group in 2010, Mr. Campeau was an associate in Kayne Anderson’s Houston office, where he supported the private investing activities of Kayne Anderson’s closed-end funds and other private funds. Mr. Campeau earned his Bachelor of Commerce from McGill University.

John Y. Eanes is the co-head of Kayne Anderson’s liquid credit group, which is part of the credit investment team, focused on broadly syndicated loans and high yield bonds. Mr. Eanes serves as an executive vice president for the Fund. Prior to joining Kayne Anderson, Mr. Eanes served a brief stint as a senior advisor at the U.S. Department of State where he focused on finance and budget issues. Prior to that, Mr. Eanes spent ten years at Ares Management in the firm’s Tradable Credit Group, where he most recently was a partner and portfolio manager, co-heading the firm’s U.S. long-only liquid credit business comprising roughly $18 billion of assets, and where he served on the firm’s investment committee for long-only syndicated credit investments in leveraged loans and high yield bonds. Mr. Eanes managed Ares Management’s $11 billion U.S. collateralized loan obligation (CLO) business from 2012-2016 and before that was a senior credit analyst covering a variety of industry sectors in the leveraged loan and high yield universe. While at Ares Management, Mr. Eanes served on the board of directors of the Loan Syndications and Trading Association (LSTA) from 2015-2016. Prior to his time at Ares, Mr. Eanes was an analyst in the securitization banking group at Lehman Brothers, where he focused on structuring asset-backed securities for issuers with esoteric portfolios. Mr. Eanes earned his B.S. in Electrical Engineering from the University of Pennsylvania.

J.C. Frey is a co-managing partner in Kayne Anderson’s energy marketable securities group, which is part of the firm’s energy & infrastructure investment team. Mr. Frey is one of the longest tenured portfolio managers in the midstream energy space and has been the portfolio manager of the largest and longest tenured MLP hedge fund, Kayne Anderson MLP Fund, L.P. (KAMLP), since 2000. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. Mr. Frey also manages several co-mingled partnerships and separate accounts on behalf of a distinguished list of high net worth, family offices and institutional clients. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients, and loan securitizations. Mr. Frey earned his B.S. in Accounting from Loyola Marymount University and a Master’s of Taxation from the University of Southern California.

Douglas L. Goodwillie is a managing partner and the co-head of Kayne Anderson’s direct lending group, which is part of the credit investment team, and has over 20 years’ experience in middle market lending, underwriting over $4.0 billion in loans during his career. Mr. Goodwillie serves as an executive vice president for the Fund. Prior to joining Kayne Anderson in November 2011, Mr. Goodwillie was a director at LBC Credit Partners, a middle market private debt fund with over $1.5 billion under management. At LBC he was responsible for originating senior and mezzanine loan transactions. Mr. Goodwillie also served as a rotational member of LBC’s Investment Committee. Prior to joining LBC, Mr. Goodwillie was an operating director at Arsenal Capital Partners in New York where he led the firm’s capital markets efforts and served as an industry specialist in the financial services vertical sector. Mr. Goodwillie spent seven years at Dymas Capital Management in Chicago, a leading middle market finance company where he was responsible for originating, underwriting and managing senior and junior middle market loans. Mr. Goodwillie began his career with Gleacher Partners where he was focused on leveraged lending and mergers and acquisition advisory. Mr. Goodwillie earned his B.A. from Kenyon College and an M.B.A. from the University of Chicago.

Jody C. Meraz is a partner and senior managing director for Kayne Anderson. Mr. Meraz serves as a senior vice president for the Fund, KYN and KMF. He is responsible for providing support for the firm’s energy and infrastructure marketable securities portfolios. Mr. Meraz is a portfolio manager for KYN and KMF and is a portfolio manager of Kayne Renewable Energy Income Fund, L.P., Kayne Global Infrastructure Fund, L.P. and Kayne Equity Yield Strategies, L.P. Mr. Meraz joined Kayne Anderson in 2005 and has held various positions at the firm, including research analyst. Prior to joining Kayne Anderson, Mr. Meraz was a member of the energy investment banking group at Credit Suisse First Boston, where he focused on securities underwriting transactions and mergers and acquisitions. From 2001 to 2003, Mr. Meraz was in the Merchant Energy group at El Paso Corporation. Mr. Meraz earned his B.A. in Economics from the University of Texas at Austin and an M.B.A. from The University of Chicago.

Mike E. Schimmel is the co-head of Kayne Anderson’s liquid credit group, which is a part of the credit investment team, focused on broadly syndicated loans and high yield bonds. Prior to joining Kayne Anderson in 2005, Mr. Schimmel was a credit analyst and trader at Akanthos Capital Management, LLC, a Los Angeles based hedge fund that specializes in convertible arbitrage and capital structure arbitrage. Prior to joining Akanthos, Mr. Schimmel worked for seven years as a high yield analyst at Trust Company of the West, where he followed cyclical industries including petrochemicals, metals/mining, and paper/packaging. Mr. Schimmel has approximately 20 years of experience analyzing and managing high yield debt investments. Mr. Schimmel earned his B.A. in Economics from Pomona College and an M.B.A. from the UCLA Anderson School of Management.

Our statement of additional information provides information about our portfolio managers’ compensation, other accounts managed by them, and their ownership of securities issued by us.

Investment Committee

An Investment Committee of our Adviser will provide strategic oversight and determine the allocation of our investment portfolio among Energy & Infrastructure Equity Investments, Direct Lending Investments and Liquid Credit Investments, based on prevailing market conditions, available investment opportunities and other factors, and may change the allocation of our total assets among these asset classes or security types from time to time without prior approval from or notice to our common shareholders. The Investment Committee oversight role includes approval of certain direct investments. The members of the Investment Committee are as follows:

James C. Baker. See “Management of the Fund—Portfolio Managers.”

Paul S. Blank is a partner, the chief operating officer and head of strategic planning and external affairs at Kayne Anderson. Mr. Blank is the co-portfolio manager of Kayne Anderson Non-Traditional Investments (KANTI), which is Kayne Anderson’s fund that invests across the Kayne Anderson platform. Mr. Blank also serves as liaison between senior management, investment teams and the sales and marketing group providing strategic positioning and guidance on development opportunities for Kayne Anderson. Mr. Blank is also responsible for external and internal communications and public affairs. Prior to re-joining Kayne Anderson in March 2011, Mr. Blank was a partner at the multi-media firm Joe Trippi & Associates where he provided senior strategic counsel, media relations and campaign management to corporations, non-profits, unions and political leaders worldwide. Mr. Blank helped pioneer the use of cutting-edge technologies in communications campaigns and served in leadership positions on two Presidential campaigns and as a senior adviser to Governor Jerry Brown’s successful 2010 gubernatorial election. Early in his career, Mr. Blank worked at Kayne Anderson as a junior analyst, mainly focusing on energy infrastructure. Mr. Blank graduated magna cum laude with a B.A. in political science from Duke University and is a cum laude graduate of Phillips Exeter Academy.

John Y. Eanes. See “Management of the Fund—Portfolio Managers.”

J.C. Frey. See “Management of the Fund—Portfolio Managers.”

Douglas L. Goodwillie. See “Management of the Fund—Portfolio Managers.”

Kenneth B. Leonard is a managing partner and the co-head of Kayne Anderson’s direct lending group, which is part of the credit investment team. Prior to joining Kayne Anderson in August 2011, Mr. Leonard was with Cerberus Capital where he was a co-founder of Dymas Capital Management and helped lead the development of a middle market, private equity focused lending business. Prior to joining Cerberus, Mr. Leonard was a senior vice president in the Merchant Banking Syndications Team at GE Capital from 2001 to 2002. From 1998 to 2001 he was in charge of the Corporate Finance Syndications Team of Heller Financial. From 1995 to 1998, he served as an investment professional in the Turnaround Private Equity Group of Heller Investments, Inc. From 1986 to 1995, he served in a variety of lending positions at Heller Financial, including real estate, asset-based lending and cash flow lending. Mr. Leonard is a graduate of the University of Iowa and earned an M.B.A. from Northwestern University.

Kevin S. McCarthy is chairman for Kayne Anderson’s closed-end funds and a vice chairman at Kayne Anderson. Mr. McCarthy was a co-founder of the firm’s energy marketable securities group and was chief executive officer of KYN and KMF until July 2019. Prior to joining Kayne Anderson in 2004, Mr. McCarthy was most recently global head of energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities, including direct responsibilities for securities underwriting and mergers and acquisitions in the MLP industry. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. Mr. McCarthy began his investment banking career in 1984. In addition to his directorships at Kayne Anderson’s closed-end funds, Mr. McCarthy is on the board of directors of Altus Midstream Company. Mr. McCarthy has previously served on the boards of directors of several publicly-traded energy companies, including Range Resources Corporation, ONEOK, Inc., Emerge Energy Services LP and K-Sea Transportation Partners L.P. Mr. McCarthy earned his B.A. in Economics and Geology from Amherst College and an M.B.A. in Finance from the Wharton School at the University of Pennsylvania.

Investment Teams

Subject to the oversight of our Board, the portfolio managers and the Investment Committee and pursuant to the Investment Management Agreement, investment teams are responsible for the day-to-day management of their respective sleeves of our overall investment portfolio. Our portfolio is managed by three investment teams of Kayne Anderson: an Energy & Infrastructure Equity Investments Team, a Direct Lending Investments Team and a Liquid Credit Investments Team.

Energy & Infrastructure Equity Investments Team

James C. Baker. See “Management of the Fund—Portfolio Managers.”

Justin D. Campeau. See “Management of the Fund—Portfolio Managers.”

Preston J. Fielding is a research analyst for Kayne Anderson’s marketable securities business. He is responsible for providing equity research and analysis on energy & infrastructure investments, with an emphasis on Renewable Energy Infrastructure Companies. Prior to joining the marketable securities group in 2015, Mr. Fielding was an associate in Kayne Anderson’s Growth Private Equity group, where he was primarily responsible for identifying and analyzing investment opportunities. Mr. Fielding also assisted with the monitoring of portfolio companies and deal execution. Mr. Fielding graduated cum laude with a B.A. in Political Science from the University of Pennsylvania.

J.C. Frey. See “Management of the Fund—Portfolio Managers.”

David L. LaBonte is a partner and senior research analyst for Kayne Anderson responsible for providing research and analysis on energy & infrastructure investments and various other publicly-traded companies. Prior to joining Kayne Anderson in 2005, Mr. LaBonte was a managing director in the U.S. Equity Research Division of Citigroup/Smith Barney. He was responsible for providing research coverage of Master Limited Partnerships, the coal industry and other midstream energy companies. Mr. LaBonte was named a top ranked research analyst for stock selection in polls by the Wall Street Journal and Forbes magazine. Mr. LaBonte was an Alerian Hall of Fame inductee in 2017 for his research and analysis. Mr. LaBonte earned his B.S. in Finance from the California State Polytechnic University, Pomona. Mr. LaBonte is a member of the CFA Institute and the New York Society of Security Analysts.

Ron M. Logan, Jr. is a partner and senior managing director for Kayne Anderson responsible for private midstream investment opportunities. Mr. Logan serves as a senior vice president for KYN and KMF. Prior to joining Kayne Anderson in 2006, Mr. Logan was an independent consultant to several leading energy firms. From 2003 to 2005, Mr. Logan served as senior vice president of Ferrellgas Inc., with responsibility for the firm’s supply, wholesale, transportation, storage, and risk management activities. Before joining Ferrellgas, Mr. Logan was employed for six years by Dynegy Midstream Services where he was vice president of the Louisiana Gulf Coast Region and was also responsible for the company’s business development activities. Mr. Logan began his career with Chevron Corporation in 1984, where he held positions of increasing responsibility in marketing, trading and commercial development through 1997. Mr. Logan earned a B.S. in Chemical Engineering from Texas A&M University and an M.B.A. from The University of Chicago.

Jody C. Meraz. See “Management of the Fund—Portfolio Managers.”

Nick P. Norstrom is a research analyst for Kayne Anderson. Mr. Norstrom is responsible for providing equity research and analysis on energy & infrastructure companies and marine transportation companies. Prior to joining Kayne Anderson in 2014, Mr. Norstrom was an equity analyst in the maritime group at Jefferies, where he focused on maritime Master Limited Partnerships. From 2005 to 2007, Mr. Norstrom worked as an associate analyst on the industrials team in the equity research department at AG Edwards where he was responsible for providing analytical support on the large cap multi-industry and electrical equipment group. Mr. Norstrom earned a B.S. in Mechanical Engineering from the University of Illinois and an M.B.A. from the University of Missouri. In addition, Mr. Norstrom holds the Chartered Financial Analyst designation and is a member of the CFA Society of Houston.

Aaron P. Terry is a research analyst for Kayne Anderson. Mr. Terry is responsible for providing analytical support for energy & infrastructure companies and upstream energy companies. Prior to joining Kayne Anderson in 2011, Mr. Terry was an associate director in the global energy investment banking group at UBS, where he focused on securities underwriting transactions and mergers and acquisitions. From 2008 to 2010, Mr. Terry was in the corporate restructuring group at Alvarez & Marsal, specializing in energy turnarounds. From 2006 to 2008, Mr. Terry was in the investment banking group at Bear Stearns. Mr. Terry earned his B.B.A. in Accounting and Information Systems from the University of Oklahoma and his M.B.A. from the University of Texas at Austin.

Direct Lending Investments Team

Thomas J. W. Archie is a managing director for Kayne Anderson’s direct lending activities, which is part of the credit investment team. Prior to joining Kayne Anderson in 2009, he was a Director at Guggenheim Partners from 2005 to 2009. At Guggenheim, Mr. Archie worked in the investment management group, a team responsible for managing over $16 billion in corporate debt with a core focus on sub-investment grade companies. Prior to Guggenheim, Mr. Archie was an Executive Director at UBS in the global syndicated and leveraged finance groups in New York and London. Prior to joining UBS, Mr. Archie worked in leveraged finance at SG Cowen (Societe Generale’s investment bank). Mr. Archie began his investment banking career as an analyst with First Union Capital Markets in Charlotte, N.C. where he worked in both the corporate finance and high yield origination groups. Mr. Archie graduated as a Morehead Scholar from the University of North Carolina at Chapel Hill in 1994 with a B.A. in Latin American Studies and Political Science.

Timothy P. Davitt is a managing director for Kayne Anderson’s direct lending activities, which is part of the credit investment team. Prior to joining Kayne Anderson in 2017, Mr. Davitt held significant roles with several leading firms in the middle market leveraged lending industry such as Goldman Sachs, GE Capital, Cerberus Capital and Heller Financial. Over his career Mr. Davitt has sourced and closed underwritten commitments totaling $2.0 billion. He has led highly collaborative deal teams through the full investment cycle, cultivated an extensive national network of private equity firms, investment banks and other intermediaries and has driven revenue growth and profitability in highly demanding and competitive markets. His expertise includes business development, risk assessment, credit underwriting and deal closing. Mr. Davitt is a graduate of the University of Minnesota and received an M.B.A. from the University of Wisconsin.

Douglas L. Goodwillie. See “Management of the Fund—Portfolio Managers.”

Frank P. Karl is a director for Kayne Anderson’s direct lending activities, which is part of the credit investment team. Prior to joining Kayne Anderson in 2013, Mr. Karl spent two years as an analyst with Houlihan Lokey’s financial restructuring group, focusing on advising debtors and creditors on restructuring transactions both in- and out- of bankruptcy. Mr. Karl graduated magna cum laude with a B.B.A. from the University of Notre Dame.

Kenneth B. Leonard. See “Management of the Fund—Investment Committee.”

Andrew D. Marek is a managing partner for Kayne Anderson’s direct lending activities, which is part of the credit investment team. Mr. Marek has over 35 years of experience in middle market lending. Prior to joining Kayne Anderson in August 2011, Mr. Marek was with Cerberus Capital where he was a Co-Founder of Dymas Capital Management and helped lead the development of a middle market, private equity focused lending business. While at Dymas, Mr. Marek played a leadership role in completing over 130 transactions with underwritten commitments in excess of $4.5 billion. Prior to joining Cerberus, Mr. Marek worked at Heller Financial from 1989 to 2002, where he last served as a Senior Vice President and worked in loan restructuring, portfolio management and originations management and where he was a co-manager of a $1 billion portfolio and a 22-member team of professionals responsible for originating, underwriting and managing loans to and investments with middle market private equity sponsors. From 1984 to 1989, he worked with Deloitte Haskins & Sells. Mr. Marek is a graduate of the University of Illinois and received an M.B.A. from Northwestern University.

John K. McNulty, Jr. is a managing director for Kayne Anderson’s direct lending activities, which is part of the credit investment team. Prior to joining Kayne Anderson in 2009, he was an executive director in the Leveraged Capital Markets Group at UBS Securities. Prior to joining UBS in 2006, Mr. McNulty worked in the Loan Markets Group at RBS where he was responsible for the origination, structuring, diligence and distribution of middle market financings. From 1996 to 2003, he worked in the Leveraged Finance Investment Banking Group at Merrill Lynch & Company. Mr. McNulty received a B.A. in Geology with a concentration in Economics from Dartmouth College.

Richard (Rick) W. Persutti is a director for Kayne Anderson’s direct lending activities, which is part of the credit investment team. Prior to joining Kayne Anderson in 2013, Mr. Persutti was a Senior Analyst in the Leveraged Finance group at Bank of America Merrill Lynch, focusing on the origination, execution and syndication of high yield and leveraged loan transactions. Prior to Bank of America Merrill Lynch, Mr. Persutti was an investment banking Analyst in the Public Finance group at M.R. Beal & Company, focusing on municipal underwriting. Mr. Persutti graduated from the College of the Holy Cross with a B.A. in Economics.

Albert M. Ricchio is a managing partner for Kayne Anderson’s direct lending activities, which is part of the credit investment team. Mr. Ricchio has over 36 years of experience in middle market lending. Prior to joining Kayne Anderson in August 2011, Mr. Ricchio was with Cerberus Capital where he was a Co-Founder of Dymas Capital Management and helped lead the development of a middle market, private equity focused lending business. While at Dymas, Mr. Ricchio played a leadership role in completing over 130 transactions with underwritten commitments in excess of $4.5 billion. Prior to joining Cerberus, Mr. Ricchio worked at Heller Financial from 1984 to 2002, where he last served as a Senior Vice President and worked in loan restructuring, portfolio management and originations management and where he was a co-manager of a $1 billion portfolio and a 22-member team of professionals responsible for originating, underwriting and managing loans to and investments with middle market private equity sponsors. From 1982 to 1983, he worked in public accounting at Peat, Marwick, Mitchell & Co. Mr. Ricchio is a graduate of DePaul University and received an M.B.A. from Purdue University.

Shane P. Shepherd is a director for Kayne Anderson’s direct lending activities, which is part of the credit investment team. Prior to joining Kayne Anderson in 2012, Mr. Shepherd spent four years with GE Antares Capital, most recently as an assistant vice president, where he focused on new business development and portfolio management for the middle market, private equity focused lending business. From 2007 to 2008, he served as an associate at Merrill Lynch Capital focusing on middle market, private equity lending. Mr. Shepherd began his career at LaSalle Bank as an associate where he focused on general commercial banking and leveraged lending. Mr. Shepherd holds a B.S. from Indiana University.

Steven M. Wierema, Jr. is a director for Kayne Anderson’s direct lending activities, which is part of the credit investment team. Prior to joining Kayne Anderson in 2012, Mr. Wierema spent three years with Lake Capital Management, a middle market private equity firm focused on business services, most recently as a senior associate. Prior to Lake Capital, Mr. Wierema was an Analyst in the investment banking division of Citigroup. Mr. Wierema holds a B.B.A. from the University of Notre Dame and an M.B.A. from the University of Chicago Booth School of Business.

Liquid Credit Investments Team

Linda Y. Ba is a managing director for Kayne Anderson’s liquid credit activities, focused on broadly syndicated loans and high yield bonds. Prior to joining Kayne Anderson in 2018, Ms. Ba was an analyst at Post Advisory Group, responsible for reviewing high yield credits. Previously, Linda spent over fifteen years in international finance, twelve of which were spent as an analyst and portfolio manager in global equities for Nicholas-Applegate, Giovine Capital, Artisan Partners and Putnam Investments, including serving as portfolio manager of the multi-billion dollar Nicholas-Applegate International Growth Fund, and two years structuring Asset and Project Finance transactions for BT Securities. Ms. Ba graduated magna cum laude from the University of Pennsylvania with a B.S. in Economics from the Wharton School and a B.A. in History from the College of Arts and Sciences. Ms. Ba earned her M.B.A. from the Stanford Graduate School of Business.

John Y. Eanes. See “Management of the Fund—Portfolio Managers.”

Jason C. Edwards is the head trader of liquid credit at Kayne Anderson, focused on broadly syndicated loans and high yield bonds. Prior to joining Kayne Anderson, Mr. Edwards spent nine years at Ares Management, where he was most recently a principal and trader for the tradable credit group focused on credit, equity and derivative portfolios comprising roughly $20 billion of assets. Before his time as a trader at Ares, he was head of the portfolio risk and analytics group providing detailed analysis on portfolio positioning, market trends and risk metrics. Prior to joining Ares, Mr. Edwards worked for PricewaterhouseCoopers in the real estate business advisory group, providing valuation and assurance services for institutional clients. Mr. Edwards received his B.S. in Finance with a minor in real estate from the Kelley School of Business at Indiana University.

Randy M. Laufman is a research analyst for Kayne Anderson’s marketable securities activities and is responsible for the analysis of debt investments with an emphasis on midstream energy, metals/mining, marine transportation and offshore drilling. Prior to joining Kayne Anderson in 2014, Mr. Laufman worked as a senior credit analyst at Odeon Capital Group, LLC focusing on opportunities in high yield, distressed and convertibles. Prior to that, Mr. Laufman worked for over ten years as a senior analyst with Imperial Capital, LLC, primarily focusing on the marine transportation sector, convertible bonds and other opportunities in high yield and distressed. Mr. Laufman earned a B.S. in Business from Indiana University. He is a Chartered Financial Analyst charter-holder and is a member of the CFA Institute and the CFA Society of Los Angeles.

Erik R. Quintana is a collateralized loan obligation (“CLO”) analyst for Kayne Anderson, focused on broadly syndicated and middle market CLOs. Prior to joining Kayne Anderson, Mr. Quintana spent six years at Ares Management in the tradable credit group, where he most recently was a principal and manager of the CLO analytics and reporting group. Mr. Quintana focused on supporting CLO structuring, portfolio management, and portfolio analysis for Ares’ $13 billion U.S. CLO business. Prior to his time at Ares, Mr. Quintana spent nine years at ING Capital Advisors/West Gate Horizons Advisors as an analyst for U.S. and European CLOs. Mr. Quintana received his B.A. in Business Finance from Whittier College and an M.B.A from the University of La Verne.

Mike E. Schimmel. See “Management of the Fund—Portfolio Managers.”

Patrick A. White is a managing director for Kayne Anderson’s liquid credit activities, focused on broadly syndicated loans and high yield bonds. Prior to joining Kayne Anderson in 2018, Mr. White spent eleven years as a credit analyst for LCM Asset Management LLC, the leveraged loan strategy of Tetragon Financial Group, where he was responsible for selecting, analyzing, and monitoring LCM’s investments in a variety of industries, notably chemicals, packaging, and industrials. Prior to joining LCM in 2007, then a business of Credit Agricole CIB, Mr. White was an analyst at Silverline Capital Partners, LLC, a middle market private equity firm, and was an equity trader for Pilot Advisors, LP, a New York-based long/short equity fund. Mr. White received his B.A. in Economics from Dartmouth College. He is a Chartered Financial Analyst (CFA) charter-holder and is a member of the CFA Society of New York.

Investment Management Agreement

Compensation and Expenses

We will enter into an investment management agreement (the “Investment Management Agreement”) with our Adviser. Under the Investment Management Agreement, we pay our Adviser quarterly, as compensation for the services rendered by it, a management fee equal on an annual basis to 1.35% of our average total assets. The investment management fee that we will pay our Adviser will be calculated and paid quarterly in arrears.

Our Adviser has agreed, for a period of the first twelve months following this offering, to waive a portion (0.25% of the Fund’s average total assets) of its management fee. This waiver may not be terminated by our Adviser. Our Adviser may, from time to time, grant additional waivers on our obligations, including the management fee. Because the fee paid to our Adviser is determined on the basis of our total assets, our Adviser’s interest in determining whether we should incur additional leverage may conflict with our interests.

For purposes of calculating the management fee, the “average total assets” for each quarterly period are determined by averaging the total assets at the last day of the quarter with the total assets at the last day of the prior quarter. Total assets shall be equal to average quarterly gross asset value (which includes assets attributable to or proceeds from the use of Leverage Instruments and excludes any deferred income tax assets), minus the sum of accrued and unpaid distribution on any outstanding common shares and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with Leverage Instruments issued by us and any deferred income taxes). Liabilities associated with Leverage Instruments include the principal amount of any borrowings issued by us, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by us.

In addition to the management fee, we pay all other costs and expenses of our operations, such as compensation of our directors (other than those employed by Kayne Anderson), custodian, transfer agency, administrative, accounting and disbursing expenses, legal fees, borrowing or leverage expenses, marketing, advertising and public/investor relations expenses, expenses of independent auditors, cost of preparing tax returns, registration fees, fidelity bond and necessary insurance premiums, out-of-pocket expenses (including travel expenses) incurred in connection with performing due diligence on, arranging or structuring prospective portfolio transactions for us, third-party expenses related to, if necessary, enforcing our rights associated with holding investments, expenses of third-party valuation services, expenses of repurchasing our securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to shareholders and governmental agencies, and taxes, if any.

Duration and Termination

The Investment Management Agreement will be approved by our Board prior to the time we enter into it. The basis for our Board’s initial approval of the Investment Management Agreement will be provided in our initial annual report to common shareholders. The Investment Management Agreement will become effective as of the close of this offering.

The Investment Management Agreement will continue in effect from year to year after its initial two-year term commencing at the close of this offering, so long as its continuation is approved at least annually by our Board including a majority of Independent Trustees or by the vote of a “majority of our outstanding voting securities” (as such term is defined under the 1940 Act). The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board or by a vote of a majority of our outstanding voting securities, accompanied by appropriate notice. It also provides that it will automatically terminate in the event of its assignment, within the meaning of the 1940 Act. This means that an assignment of the Investment Management Agreement to an affiliate of Kayne Anderson would normally not cause a termination of the Investment Management Agreement.

DETERMINATION OF NET ASSET VALUE

Calculation of Net Asset Value

We determine our net asset value as of the close of trading of the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each calendar month and at such other time as our Board may determine. We currently intend to make our net asset value available for publication daily on our Adviser’s website. Net asset value is computed by dividing the value of all of our assets (including accrued interest and distributions), less all of our liabilities (including accrued expenses, distributions payable, and any Borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

Our Adviser may obtain material, updated information to value its privately-issued or otherwise restricted as to resale (Level 3) investments, but it is anticipated that such information for certain of these investments could be available on no more than a quarterly basis. It is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security.

Investment Valuation

Traded Securities (Level 1 or Level 2)

Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

Liquid Credit Investments that are considered corporate bonds or preferred stock are valued by using the mean of the bid and ask prices provided by an independent pricing service or, if such prices are not available or in the judgment of our Adviser such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank notes, loans or loan participations, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of our Adviser fair market value will be determined using our valuation process for securities that are privately issued or otherwise restricted as to resale.

Non-Traded Securities (Level 3)

Securities that are privately issued or otherwise restricted as to resale, as well as any security for which (a) reliable market quotations are not available in the judgment of our Adviser, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of our Adviser is stale or does not represent fair value, shall each be valued in a manner that most fairly reflects fair value of the security on the valuation date. We expect that our Direct Lending Investments will be the largest component of our Level 3 fair valued securities. Unless otherwise determined by the Board, the following valuation process is used for our Level 3 fair valued securities:

•

Investment Team Valuation. The applicable investments are valued by senior professionals of Kayne Anderson who are responsible for the portfolio investments. The investments will be valued no less frequently than quarterly, with new investments valued at the time such investment was made.

•

Investment Team Valuation Documentation. Preliminary valuation conclusions will be determined by senior management of Kayne Anderson. Such valuation and supporting documentation is submitted to the Valuation Committee (a committee of our Board) and our Board on a quarterly basis.

•

Valuation Committee. The Valuation Committee meets to consider the valuations submitted by Kayne Anderson at the end of each quarter. Between meetings of the Valuation Committee, senior officers of Kayne Anderson are authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by our Board at its next regular meeting.

•

Valuation Firm. Quarterly, a third-party valuation firm engaged by our Board reviews the valuation methodologies and calculations employed for 25% of these securities. The third-party valuation firm will review all of the Level 3 investments at least once per year, on a rolling twelve month basis. The third-party valuation firm’s engagement includes a positive assurance on fair values reviewed.

•

Board Determination. Our Board meets quarterly to consider the valuations provided by Kayne Anderson and the Valuation Committee and ratify valuations for the applicable securities. Our Board considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Valuation Techniques

Direct Lending Investments are typically valued using one of or a combination of the following valuation techniques: (i) comparable public market valuations, (ii) comparable precedent transaction valuations, (iii) discounted cash flow analyses, (iv) enterprise value analyses, (v) liquidation basis analyses and (vi) market interest rate yield analyses.

In determining the Direct Lending Investment valuations, the following factors are considered, where relevant: the enterprise value of a company; the nature and realizable value of any collateral, the company’s ability to make payments and its earnings and discounted cash flows, the markets in which the company does business, comparisons to publicly-traded securities and changes in the interest rate environments and the credit markets generally that may affect the price at which similar investments may be made and other relevant factors. Enterprise value analysis is performed to determine if debt investments are impaired. If debt investments are credit impaired, we will use the enterprise value analysis or a liquidation basis analysis to determine fair value. For debt investments that are not determined to be credit impaired, we use a market interest rate yield analysis to determine fair value.

PIPE Investments, unless otherwise determined by the Board, that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) are valued based on the market value of the publicly-traded security less a discount. The discount is initially equal to the discount negotiated at the time that we agree to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

Privately-issued convertible preferred stock or units are valued using a convertible pricing model. This model takes into account the attributes of the convertible preferred stock or units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, we estimate (i) the credit spread for the convertible preferred units which is based on credit spreads for companies in a similar line of business and (ii) the expected volatility for common shares or units, which is based on the common shares or units’ historical volatility. We apply a discount to the value derived from the convertible pricing model to account for an expected discount in market prices for convertible securities relative to the values calculated using pricing models. If this resulting price per convertible preferred unit is less than the public market price for the publicly-traded common shares or units at such time, the public market price for the publicly-traded common shares or units will be used for the convertible preferred stock or units.

Equity investments in private companies are typically valued using one of or a combination of the following valuation techniques: (i) analysis of valuations for publicly-traded companies in a similar line of business (“public company analysis”), (ii) analysis of valuations for comparable precedent transactions (“precedent analysis”) and (iii) discounted cash flow analysis.

(i)

The public company analysis utilizes valuation ratios (commonly referred to as trading multiples) for publicly-traded companies in a similar line of business as the company to estimate the fair value of such company. Typically, our analysis focuses on the ratio of enterprise value (“EV”) to earnings before interest expense, income tax expense, depreciation and amortization (“EBITDA”) which is referred to as an EV/EBITDA multiple and the ratio of equity market value (“EMV”) to distributable cash flow (“DCF”) which is referred to as a EMV/DCF multiple. For these analyses, we utilize projections provided by external sources (i.e., third party equity research estimates) as well as internally developed estimates, and we focus on EBITDA and DCF projections for the current calendar year and next calendar year. Based on this data, we select a range of multiples for each metric given the trading multiples of similar publicly-traded companies and apply such multiples to the company’s EBITDA and DCF to estimate the company’s enterprise value and equity value. When calculating these values, we apply a discount to the company’s estimated equity value for the lack of marketability in the company’s securities.

(ii)

The precedent analysis utilizes valuation multiples for historical precedent transactions for companies or assets in a similar line of business as the company to estimate the fair value of such company. Typically, our analysis focuses on EV/EBITDA multiples. We select a range of multiples based on EV/EBITDA multiples for similar precedent transactions and apply such ranges to the company’s EBITDA to estimate the company’s enterprise value. We utilize projections provided by external sources as well as internally developed estimates to calculate the valuation multiples of the comparable precedent transactions.

(iii)

The discounted cash flow analysis is used to estimate the equity value for the company based on estimated cash flows of such company. Such cash flows include a terminal value for the company, which is typically based on an EV/EBITDA multiple. A present value of these cash flows is determined by using estimated discount rates (based on our estimate for required equity rate of return for such company).

Under all of these valuation techniques, we estimate operating results of the companies in which we invest (including EBITDA and DCF). These estimates utilize unobservable inputs such as historical operating results, which may be unaudited, and projected operating results, which will be based on operating assumptions for such company. Investment performance data utilized will be the most recently available as of the measurement date which in many cases may reflect up to a one quarter lag in information. These estimates will be sensitive to changes in assumptions specific to such company as well as general assumptions for the industry. Other unobservable inputs utilized in the valuation techniques outlined above include: discounts for lack of marketability, selection of publicly-traded companies, selection of similar precedent transactions, selected ranges for valuation multiples and expected required rates of return (discount rates).

Changes in EBITDA multiples, DCF multiples, or discount rates, each in isolation, may change the fair value of our portfolio investments. Generally, a decrease in EBITDA multiples or DCF multiples, or an increase in discount rates will result in a decrease in the fair value of our portfolio investments.

DISTRIBUTIONS

We intend to make monthly cash distributions to common shareholders. We expect the source of the Fund’s cash distributions to common shareholders to be net distributable income from investments. We define net distributable income as cash or paid-in-kind distributions received from equity securities owned by us, interest payments on debt securities owned by us, other payments on securities owned by us, net premiums received from the sale of covered call options, less operating expenses, and our leverage costs (including dividends on any preferred stock issued by us). We expect to declare the initial distribution approximately 45 to 60 days, and to pay such distribution approximately 60 to 90 days, from the completion of this offering, depending upon market conditions. In addition, on an annual basis, we intend to distribute realized net capital gains, if any.

While we expect net distributable income to be the source of distributions paid to our shareholders, it is not equal to investment company taxable income. A portion of the distributions that we receive from our investments may be a return of capital resulting in one of the several differences between net distributable income and investment company taxable income.

Investment company taxable income includes, among other items, dividends, interest, ordinary income from MLPs and net short-term capital gains, less expenses. Long-term capital gains reflect the realized market price received in the sale of an investment security in excess of its cost basis, less net capital losses, including any capital loss carryforwards.

The 1940 Act generally limits our long-term capital gain distributions to one per year, except for certain permitted distributions related to our qualification as a RIC. This limitation does not apply to that portion of our distributions that is not characterized as long-term capital gain. For federal income tax purposes, we are required to distribute substantially all of our net investment income each year to avoid both federal income tax and potential excise tax. If our ability to make distributions on our common shares is limited, such limitations could, under certain circumstances, impair our ability to maintain our qualification for taxation as a RIC, which would have adverse consequences for our shareholders. See “Material U.S. Federal Income Tax Considerations.”

Various factors will affect the level of our income, such as our mix of investments as well as the profitability of the underlying businesses in which we have investments. We may not be able to make distributions in certain circumstances. To permit us to maintain a more stable distribution, our Board may from time to time cause us to distribute less than the entire amount of income earned in a particular period. As a result, the distributions paid by us for any particular period may be more or less than the amount of income actually earned by us during that period. If distributions paid to common shareholders exceed the amount of income and gains actually earned by us during a period, the excess of such distribution will generally constitute, for federal income tax purposes, a return of capital to the extent of the shareholder’s basis in the shares and capital gain thereafter. A return of capital, which represents a return of a shareholder’s original investment in the Fund, reduces the basis of the shares held by a shareholder, which may increase the amount of gain recognized upon the sale of such shares. See “Distributions” and “Risk Factors— Risks Related to Our Business and Structure—Distribution Risk.”

The 1940 Act generally limits our long-term capital gain distributions to one per year, except for certain permitted distributions related to our qualification as a RIC. This limitation does not apply to that portion of our distributions that is not characterized as long-term capital gain (e.g., return of capital or distribution of interest income). We may apply to the SEC for an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting us to make more frequent distributions of long-term capital gains, subject to certain conditions required by the SEC in granting any such exemption. The exemption also would permit us to make distributions with respect to any shares of preferred stock that we may offer in accordance with such shares’ terms. We cannot assure you that if we apply for this exemption, the requested relief will be granted by the SEC in a timely manner, if at all.

We intend to elect to be treated as, and to qualify each year for the special tax treatment afforded, a RIC under Subchapter M of the Code. Our policy is to distribute to shareholders substantially all of our net investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with the distribution requirement of the Code, so that we will not be subject to any federal income or excise taxes based on net income. See “Material U.S. Federal Income Tax Considerations” for discussion regarding federal income tax requirements as a RIC.

For federal income tax purposes, distributions of investment company taxable income are generally taxable to shareholders as ordinary income. However, we expect that part (but not all) of the distributions to our common shareholders of the Fund may be eligible for qualified dividend income treatment for individual and other non-corporate shareholders and the dividends received deduction for corporate shareholders, assuming the shareholder meets certain holding period and other requirements with respect to its Fund shares. Any distributions in excess of our current and accumulated earnings and profits will be treated first, as a tax-deferred return of capital, which is applied against and will reduce the adjusted tax basis of shares and, after such adjusted basis is reduced to zero, will generally constitute capital gains. Any long-term capital gain distributions are taxable to shareholders as long-term capital gains regardless of the length of time shares have been held. Net capital gain distributions are not eligible for qualified dividend income treatment or the dividend received deduction. See “Material U.S. Federal Income Tax Considerations” for a discussion regarding federal income tax requirements as a RIC, as well as the potential tax characterization of our distributions to shareholders.

If a shareholder’s shares are registered directly with us or with a brokerage firm that participates in our automatic dividend reinvestment plan, distributions will be automatically reinvested in additional common shares under the automatic dividend reinvestment plan unless a shareholder elects to receive distributions in cash. If a shareholder elects to receive distributions in cash, payment will be made by check. See “Automatic Dividend Reinvestment Plan.”

AUTOMATIC DIVIDEND REINVESTMENT PLAN

We have adopted a Dividend Reinvestment Plan (the “Plan”) that provides that, unless you elect to receive your dividends or distributions in cash, they will be automatically reinvested by the Plan Administrator,                 , in additional common shares. If you elect to receive your dividends or distributions in cash, you will receive them in cash paid by check mailed directly to you by the Plan Administrator.

No action is required on the part of a registered shareholder to have their cash distribution reinvested in common shares. Unless you or your brokerage firm decides to opt out of the Plan, the number of common shares you will receive will be determined as follows:

(1)	The number of shares to be issued to a shareholder shall be based on share price equal to 95% of the closing price of our common shares one day prior to the dividend payment date.

(2)

Our Board may, in its sole discretion, instruct us to purchase our common shares in the open market in connection with the implementation of the Plan as follows: if our common shares are trading below net asset value at the time of valuation, upon notice from us, the Plan Administrator will receive the dividend or distribution in cash and will purchase common shares in the open market, on the NYSE or elsewhere, for the participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause us to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. Provided the Plan Administrator can terminate purchases on the open market, the remaining shares will be issued by us at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price. It is possible that the average purchase price per share paid by the Plan Administrator may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid entirely in common shares issued by us.

You may withdraw from the Plan at any time by giving written notice to the Plan Administrator, or by telephone in accordance with such reasonable requirements as we and the Plan Administrator may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fractional shares in your account. If you wish, the Plan Administrator will sell your shares and send the proceeds to you, less brokerage commissions. The Plan Administrator is authorized to deduct a $                 transaction fee plus a $                per share brokerage commission from the proceeds.

The Plan Administrator maintains all common shareholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common shares in your account will be held by the Plan Administrator in non-certificated form. The Plan Administrator will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to us. Any proxy you receive will include all common shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in common shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Administrator when it makes open market purchases.

Automatically reinvesting dividends and distributions does not avoid a taxable event or the requirement to pay income taxes due upon the receipt of dividends and distributions, even though you have not received any cash with which to pay the resulting tax.

If you hold your common shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any distribution reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Plan Administrator’s fees under the Plan will be borne by us. There is no direct service charge to participants in the Plan; however, we reserve the right to amend or terminate the Plan, including amending the Plan to include a service charge payable by the participants, if in the judgment of the Board the change is warranted. Any amendment to the Plan, except amendments necessary or appropriate to comply with applicable law or the rules and policies of the SEC or any other regulatory authority, require us to provide at least 30 days written notice to each participant. Additional information about the Plan may be obtained from                 .

DESCRIPTION OF SECURITIES

The information contained in this section is only a summary and is subject to the provisions contained in our Declaration of Trust and Bylaws and the laws of the State of Maryland.

Common Shares of Beneficial Interest

General

Our Declaration of Trust authorizes us to issue up to                  common shares of beneficial interest, $0.001 par value per share. Our Board may, without any action by our shareholders, amend our Declaration of Trust from time to time to increase or decrease the aggregate number of shares of beneficial interest or the number of shares of beneficial interest of any class or series that we have authority to issue under our Declaration of Trust and under the 1940 Act. In addition, our Declaration of Trust authorizes our Board, without any action by our shareholders, to classify and reclassify any unissued common shares and preferred shares into other classes or series of shares of beneficial interest from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption for each class or series. Although we have no present intention of doing so, we could issue a class or series of shares that could delay, defer or prevent a transaction or a change in control of us that might otherwise be in the shareholders’ best interests. Under Maryland law and our Declaration of Trust, shareholders generally are not liable for our debts or obligations.

All common shares offered pursuant to this prospectus will be, upon issuance, duly authorized, fully paid and nonassessable. All common shares offered pursuant to this prospectus will be of the same class and will have identical rights, as described below. Holders of common shares are entitled to receive distributions when authorized by the Board and declared by us out of assets legally available for the payment of distributions. Holders of common shares have no preference, conversion, exchange, sinking fund, redemption or appraisal rights and have no preemptive rights to subscribe for any of our securities. All common shares have equal distribution, liquidation and other rights.

Limitations on Distributions

If any preferred shares are outstanding, holders of common shares will not be entitled to receive any distributions from us unless we have paid all accumulated distributions on preferred shares and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to such distributions.

If any senior securities representing indebtedness are outstanding, holders of common shares will not be entitled to receive any distributions from us unless we have paid all accrued interest on such indebtedness and unless asset coverage (as defined in the 1940 Act) with respect to any outstanding indebtedness would be at least 300% after giving effect to such distributions. See “Use of Leverage.”

Liquidation Rights

Common shareholders are entitled to share ratably in the assets legally available for distribution to shareholders in the event of liquidation, dissolution or winding up, after payment of or adequate provision for all known debts and liabilities, including any outstanding debt securities or other borrowings and any interest accrued thereon. These rights are subject to the preferential rights of any other class or series of our shares of beneficial interest, including any preferred shares. The rights of common shareholders upon liquidation, dissolution or winding up would be subordinated to the rights of holders of any preferred shares or senior securities representing indebtedness.

Voting Rights

Each outstanding common share entitles the holder to one vote on all matters submitted to a vote of shareholders, including the election of directors. The presence of the holders of shares of beneficial interest entitled to cast a majority of all the votes entitled to be cast (without regard to class) will constitute a quorum at a meeting of shareholders. Our Declaration of Trust provides that, except as otherwise provided in the Bylaws, directors will be elected by the affirmative vote of the holders of a majority of the shares of beneficial interest outstanding and entitled to vote thereon. The Bylaws provide that directors are elected by a plurality of all the votes cast at a meeting of shareholders duly called and at which a quorum is present. There is no cumulative voting in the election of directors. Consequently, at each annual meeting of shareholders, the holders of a majority of the outstanding shares of beneficial interest entitled to vote will be able to elect all of the successors of the class of directors whose terms expire at that meeting. Pursuant to the 1940 Act, holders of preferred shares will have the right to elect two directors at all times. Pursuant to our Declaration of Trust and Bylaws, the Board may amend the Bylaws to alter the vote required to elect directors.

Under the rules of the NYSE applicable to listed companies, we will be required to hold an annual meeting of shareholders in each fiscal year. If we are converted to an open-end company or if for any other reason the shares are no longer listed on the NYSE (or any other national securities exchange the rules of which require annual meetings of shareholders), we may amend our Bylaws so that we are not otherwise required to hold annual meetings of shareholders.

Market

Prior to this offering, there has been no public or private market for our common shares. We intend to apply for the listing of our common shares on the New York Stock Exchange under the ticker symbol “KIF” subject to notice of issuance.

Transfer Agent, Registrar, Dividend Paying Agent and Redemption Agent

                 serves as the transfer agent, registrar, dividend paying agent and redemption agent with respect to our common shares.

Preferred Shares of Beneficial Interest

General

Our Declaration of Trust authorizes the issuance of up to                  preferred shares of beneficial interest, $0.001 par value per share, with preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption as determined by the Board.

Our Board may, without any action by our shareholders, amend our Declaration of Trust from time to time to increase or decrease the aggregate number of shares of beneficial interest or the number of shares of beneficial interest of any class or series that we have authority to issue under our Declaration of Trust and under the 1940 Act. In addition, our Declaration of Trust authorizes the Board, without any action by the shareholders, to classify and reclassify any unissued preferred shares into other classes or series of shares from time to time by setting or changing the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms and conditions of redemption for each class or series.

Distributions

Holders of any preferred shares will be entitled to receive cash distributions, when, as and if authorized by the Board and declared by us, out of funds legally available therefor. The prospectus for any preferred shares will describe the distribution payment provisions for those shares. Distributions so declared and payable will be paid to the extent permitted under Maryland law and to the extent available and in preference to and priority over any distribution declared and payable on the common shares.

Limitations on Distributions

If we have senior securities representing indebtedness outstanding, holders of preferred shares will not be entitled to receive any distributions from us unless asset coverage (as defined in the 1940 Act) with respect to outstanding debt securities and preferred shares would be at least 200% after giving effect to such distributions. See “Use of Leverage.”

Liquidation Rights

In the event of any voluntary or our involuntary liquidation, dissolution or winding up, the holders of preferred shares would be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per share plus accumulated and unpaid distributions, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of our assets. Preferred shares rank junior to our debt securities upon liquidation, dissolution or winding up.

Voting Rights

Except as otherwise indicated in our Declaration of Trust or Bylaws, or as otherwise required by applicable law, holders of any preferred shares will have one vote per share and vote together with holders of common shares as a single class.

The 1940 Act requires that the holders of any preferred shares, voting separately as a single class, have the right to elect at least two directors at all times. The remaining directors will be elected by holders of common shares and preferred shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any preferred shares have the right to elect a majority of the directors at any time two years’ accumulated distributions on any preferred shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of shares of any outstanding preferred shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the preferred shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in our subclassification as a closed-end investment company or changes in our fundamental investment restrictions. See “Certain Provisions in Our Declaration of Trust and Bylaws.” As a result of these voting rights, our ability to take any such actions may be impeded to the extent that any of our preferred shares are outstanding.

The affirmative vote of the holders of a majority of any outstanding preferred shares (unless a higher vote is required by the rules of any stock exchange or automated quotation system on which our preferred shares may be listed or traded), voting as a separate class, generally will be required to amend, alter or repeal any of the preferences, rights or powers of holders of preferred shares so as to affect materially and adversely such preferences, rights or powers. The class vote of holders of preferred shares described above will in each case be in addition to any other vote required to authorize the action in question.

CERTAIN PROVISIONS IN OUR DECLARATION OF TRUST AND BYLAWS

The following description of certain provisions of our Declaration of Trust and Bylaws is only a summary. For a complete description, please refer to our Declaration of Trust and Bylaws, which will be filed as exhibits to our registration statement on Form N-2, of which this prospectus forms a part.

Our Declaration of Trust and Bylaws include provisions that could delay, defer or prevent other entities or persons from acquiring control of us, causing us to engage in certain transactions or modifying our structure. Furthermore, these provisions can have the effect of depriving shareholders of the opportunity to sell their shares at a premium over prevailing market prices by discouraging third parties from seeking to obtain control of us. These provisions, all of which are summarized below, may be regarded as “anti-takeover” provisions.

Term

Our Declaration of Trust provides that we will have a limited period of existence and will dissolve as of the close of business on the Termination Date; provided that our Board may, in its sole discretion and without any action by the shareholders of the Fund, by a majority vote extend the Termination Date (1) for one period that may in no event exceed one year following the Termination Date, and (2) for one additional period that may in no event exceed one year, in each case without a vote of our shareholders. On or before the Termination Date, we will cease our investment operations, retire or redeem our Leverage Instruments, liquidate our investment portfolio (to the extent possible) and distribute all of our liquidated net assets to common shareholders of record in one or more distributions on or after the Termination Date. Notwithstanding the foregoing, if our Board determines to cause the Fund to conduct an Eligible Tender Offer (as defined herein) and the Eligible Tender Offer is completed, the Board may, in its sole discretion and without any action by our shareholders, eliminate the Termination Date and provide for our perpetual existence, subject to the terms and conditions described herein.

Our Declaration of Trust provides that an Eligible Tender Offer is a tender offer by the Fund to purchase up to 100% of the then-outstanding common shares of the Fund as of a date within the twelve months preceding the Termination Date. It is anticipated that shareholders who properly tender common shares in the Eligible Tender Offer will receive a purchase price equal to the net asset value per share as of a date following the expiration date of the Eligible Tender Offer and prior to the payment date. Our Declaration of Trust provides that, following an Eligible Tender Offer, the Fund must meet the Termination Threshold.

If the number of common shares properly tendered in an Eligible Tender Offer would result in our net assets totaling greater than the Termination Threshold, we will purchase all common shares properly tendered and not withdrawn pursuant to the terms of the Eligible Tender Offer and following the completion of such Eligible Tender Offer, our Board may, in its sole discretion and without any action by the shareholders of the Fund, eliminate the Termination Date and cause us to have a perpetual existence. See “Risk Factors— Risks Related to Our Business and Structure—Limited Term and Tender Offer Risks.” In making a decision to eliminate the Termination Date to provide for our perpetual existence, our Board will take such actions with respect to our continued operations as it deems to be in the best interests of the Fund, based on market conditions at such time, the extent of common shareholder participation in the Eligible Tender Offer and all other factors deemed relevant by our Board in consultation with our Adviser, taking into account that our Adviser may have a potential conflict of interest in seeking to convert the Fund to a perpetual fund.

If the number of properly tendered common shares would result in our net assets totaling less than the Termination Threshold, the Eligible Tender Offer will be terminated, no common shares will be repurchased pursuant to the Eligible Tender Offer and we will begin (or continue) liquidating our investment portfolio and proceed to terminate on the Termination Date.

Our final distribution to common shareholders on the Termination Date and the amount paid to participating common shareholders upon completion of an Eligible Tender Offer will be based upon our net asset value at such time. Depending on a variety of factors, including the performance of our investment portfolio over the period of our operations, the amount distributed to common shareholders in connection with our termination or paid to participating common shareholders upon completion of an Eligible Tender Offer may be less, and potentially significantly less, than an investor’s original investment. Additionally, given the nature of certain of our investments, the amount actually distributed upon our termination may be less than our net asset value per share on the Termination Date, and the amount actually paid upon completion of an Eligible Tender Offer may be less than our net asset value per share on the expiration date of the Eligible Tender Offer. See “Risk Factors— Risks Related to Our Business and Structure—Limited Term and Tender Offer Risks.”

Classification of the Board; Election of Directors

Our Declaration of Trust provides that our trustees are designated as directors, and that our business and affairs are managed under the direction of our Board.

Our Declaration of Trust provides that the number of directors may be established only by the Board pursuant to the Bylaws. The Bylaws provide that the number of directors may not be greater than                 or less than one. Subject to any applicable limitations of the 1940 Act, any vacancy may be filled, at any regular meeting or at any special meeting called for that purpose, only by a majority of the remaining directors, even if those remaining directors do not constitute a quorum and any director elected to fill a vacancy will serve for the remainder of the full term of the class in which the vacancy occurred and until a successor is elected and qualifies. Pursuant to our Declaration of Trust, the Board is divided into three classes: Class I, Class II and Class III. Upon the expiration of their current terms, which expire in                , and                , respectively, directors of each class will be elected to serve until the third annual meeting following their election and until their successors are duly elected and qualify. Each year only one class of directors will be elected by the shareholders. The classification of the Board should help to assure the continuity and stability of our strategies and policies as determined by the Board.

The classified Board provision could have the effect of making the replacement of incumbent directors more time-consuming and difficult. At least two annual meetings of shareholders, instead of one, generally will be required to effect a change in a majority of the Board. Thus, the classified Board provision could increase the likelihood that incumbent directors will retain their positions. The staggered terms of directors may delay, defer or prevent a change in control of the Board, even though a change in control might be in the best interests of the shareholders.

Removal of Directors

Our Declaration of Trust provides that, subject to the rights of holders of one or more classes of preferred shares, a director may be removed only for cause and only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors. This provision, when coupled with the provisions in the Declaration of Trust and Bylaws authorizing only the Board to fill vacancies, precludes shareholders from removing incumbent directors, except for cause and by a substantial affirmative vote, and filling the vacancies created by the removal with nominees of shareholders.

Approval of Extraordinary Trust Action; Amendment of Declaration of Trust and Bylaws

Subject to certain exceptions described below, our Declaration of Trust provides for approval of amendments to the Declaration of Trust by the shareholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our Declaration of Trust also provides that (1) our liquidation or dissolution, or any merger, conversion, consolidation, share exchange or sale or exchange of all or substantially all of our assets that would require the approval of the shareholders of a Maryland corporation under the Maryland General Corporation Law, (2) certain transactions between us and any person or group of persons acting together, and any person controlling, controlled by or under common control with any such person or member of such group, that may exercise or direct the exercise of 10% or more of our voting power in the election of directors, (3) any amendment to our Declaration of Trust that would convert us from a closed-end investment company to an open-end investment company or otherwise make our common shares a redeemable security and (4) any amendment to certain provisions of our Declaration of Trust, including the provisions relating to the number, qualifications, classification, election and removal of directors, requires the approval of the shareholders entitled to cast at least 80% of the votes entitled to be cast on such matter. If such a proposal is approved by at least two-thirds of our Continuing Directors (defined below), in addition to approval by the full Board, such proposal may be approved by the shareholders entitled to cast a majority of the votes entitled to be cast on such matter or, in the case of transactions described in (2) above or any merger, conversion, consolidation, share exchange or sale or exchange of all or substantially all of our assets, no shareholder approval is required unless expressly required by our Declaration of Trust or the 1940 Act. The “Continuing

Directors” are defined in our Declaration of Trust as (1) our current directors (“Initial Directors”), (2) those directors whose nomination for election by the shareholders or whose election by the directors to fill vacancies is approved by a majority of Initial Directors then on the Board or (3) any successor directors whose nomination for election by the shareholders or whose election by the directors to fill vacancies is approved by a majority of the Continuing Directors or successor Continuing Directors then in office. This provision could make it more difficult for certain extraordinary transactions to be approved if they are opposed by the Continuing Directors and discourage proxy contests for control of the Board by persons wishing to cause such transactions to take place.

Notwithstanding the foregoing vote requirements, our Declaration of Trust provides that a sale or exchange of all or substantially all of our assets in connection with our termination or an Eligible Tender Offer does not require shareholder approval.

Subject to certain exceptions described above and as otherwise provided in the Declaration of Trust or in the terms of any series or class of shares of beneficial interest, a majority of the entire Board, with the vote of a majority of the Continuing Directors, may amend the Declaration of Trust without any action by the shareholder. Our Declaration of Trust and Bylaws provide that the Board has the exclusive power to make, alter, amend or repeal any provision of our Bylaws.

Advance Notice of Director Nominations and New Business

The Bylaws provide that, with respect to an annual meeting of shareholders, nominations of persons for election to the Board and the proposal of other business to be considered by shareholders may be made only (1) pursuant to notice of the meeting, (2) by or at the direction of the Board, or (3) by a shareholder who was a shareholder of record as of the record date for the meeting, at the time of giving notice and at the time of the meeting who is entitled to vote at the meeting and who has complied with the advance notice procedures of the Bylaws. With respect to special meetings of shareholders, only the business specified in the notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (1) by or at the direction of the Board, or (2) provided that the Board has determined that directors will be elected at the meeting, by a shareholder who was a shareholders of record as of the record date for the meeting, at the time of giving notice and at the time of the meeting who is entitled to vote at the meeting and who has complied with the advance notice provisions of the Bylaws.

Shareholder-Requested Special Meetings

Our Bylaws provide that special meetings of shareholders may be called by the Board and certain of our officers. In addition, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the shareholders requesting the meeting, a special meeting of shareholders will be called by our secretary upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Action by Shareholders

Under the Declaration of Trust and Bylaws, shareholder action can be taken only at an annual or special meeting of shareholders.

CLOSED-END COMPANY STRUCTURE

We are a non-diversified, closed-end management investment company and as such our shareholders will not have the right to cause us to redeem their shares. Instead, our common shares trade in the open market at a price that will be a function of several factors, including distribution levels (which are in turn affected by expenses), net asset value, distribution stability, portfolio credit quality, relative demand for and supply of such shares in the market, general market and economic conditions and other factors.

Shares of closed-end management investment companies frequently trade at a discount to their net asset value. This characteristic of shares of closed-end management investment companies is a risk separate and distinct from the risk that our net asset value may decrease as a result of investment activities. To the extent our common shares do trade at a discount, our Board may from time to time engage in open-market repurchases or tender offers for shares after balancing the benefit to shareholders of the increase in the net asset value per share resulting from such purchases against the decrease in our assets, the potential increase in the ratio of our expenses to our assets and the decrease in asset coverage with respect to any outstanding indebtedness or preferred shares. Any such purchase or tender offers may result in the temporary narrowing of any discount but will not necessarily have any long-term effect on the level of any discount. There is no guarantee or assurance that our Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. Any share repurchase or tender offers will be made in accordance with requirements of the 1940 Act, the Exchange Act and the principal stock exchange on which our common shares are traded.

Conversion to an open-end mutual fund is extremely unlikely in light of our investment objective and policies and would require approval of our Board and shareholder approval to amend our Declaration of Trust. If we converted to an open-end mutual fund, we would be required to redeem all senior notes and preferred shares then outstanding (requiring us, in turn, to liquidate a significant portion of our investment portfolio), and our common shares would no longer be listed on the NYSE or any other exchange. In contrast to a closed-end investment company, shareholders of an open-end investment company may require a fund to redeem its common shares at any time (except in certain circumstances as authorized by the 1940 Act or the rules thereunder) at their net asset value, without the discount commonly associated with closed-end investment companies. Open-end investment companies engage in a continuous offering of their shares and may maintain large cash positions or be required to liquidate favorable investments to meet redemptions. Open-end investment companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. In addition, certain of our investment policies and restrictions may be incompatible with the requirements applicable to an open-end investment company. Accordingly, conversion to an open-end investment company may require material changes to our investment policies.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of material U.S. federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable U.S. federal income tax laws as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income, estate, gift, state, local or foreign tax considerations affecting the Fund and its shareholders (including shareholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including applicable federal, state, local and foreign tax consequences to them or the effect of possible changes in tax laws.

In addition, no attempt is made to address tax considerations applicable to an investor with a special tax status, such as a financial institution, real estate investment trust (“REIT”), insurance company, regulated investment company, individual retirement account, other tax-exempt organization, dealer in securities or currencies, person holding shares of the Fund as part of a hedging, integrated, conversion or straddle transaction or constructive sale, trader in securities that has elected the mark-to-market method of accounting for its securities, U.S. holder (as defined below) whose functional currency is not the U.S. dollar, investor with “applicable financial statements” within the meaning of section 451(b) of the Code, or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes the Fund’s shares are held by U.S. persons and that such shares are held as capital assets.

A U.S. holder is a beneficial owner that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•

a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. holder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. holder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

Taxation as a RIC

The Fund intends to elect to be treated as, and to qualify each year for the special tax treatment afforded, a RIC under Subchapter M of the Code. As long as the Fund meets certain requirements that govern the Fund’s source of income, diversification of assets and distribution of earnings to shareholders, the Fund will not be subject to U.S. federal income tax on income distributed (or treated as distributed, as described below) to its shareholders. With respect to the source of income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (1) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (2) net income derived from interests in qualified publicly-traded partnerships. A qualified publicly-traded partnership is generally defined as a publicly-traded partnership under section 7704 of the Code, but does not include a publicly-traded partnership if 90% or more of its gross income is described in (1) above. For purposes of the income test, the Fund will be treated as receiving directly its share of the gross income of any partnership that is not a qualified publicly-traded partnership.

With respect to the diversification of assets requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year, (1) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of two or more issuers that the Fund controls and that are determined to be engaged in the same, similar or related trades or businesses or the securities of one or more qualified publicly-traded partnerships.

If the Fund qualifies as a RIC and distributes to its shareholders at least 90% of the sum of (1) its “investment company taxable income,” as that term is defined in the Code (which includes, among other items, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (2) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates on the amount retained. The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest and net capital gain. Under the Code, the Fund generally will also be subject to a nondeductible 4% federal excise tax on the undistributed portion of its ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (1) 98% of the Fund’s ordinary income (computed on a calendar year basis), (2) 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31), and (3) certain amounts from previous years to the extent such amounts have not been treated as distributed or been subject to tax under Subchapter M of the Code. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal conditions, does not currently expect to be subject to this excise tax. In addition, a domestic subsidiary generally will be subject to U.S. federal income tax at regular corporate rates on its taxable income, which taxes (and any other taxes borne by subsidiaries) would adversely affect the returns from investments held through the subsidiaries.

The Fund intends to invest a portion of its assets in MLPs. Net income derived from an interest in a qualified publicly-traded partnership, which generally includes MLPs, is included in the sources of income from which a RIC must derive 90% of its gross income.

Failure to Qualify as a RIC

If the Fund fails to qualify as a RIC in any taxable year, it will be taxed in the same manner as an ordinary corporation on its taxable income and distributions to the Fund’s shareholders will not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would be taxed to shareholders as dividend income. Such distributions would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation, provided in each case that certain holding period and other requirements are satisfied. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of each shareholder’s tax basis in its Fund shares, and any remaining distributions would be treated as a capital gain. Current earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on preferred shares and then to the extent remaining, if any, to pay distributions on common shares. To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the source-of-income, the asset diversification and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which the Fund failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify as a RIC that are recognized within the subsequent five years, unless the Fund made an election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

Taxation of Certain Fund Investments

MLP Equity Securities

MLPs are generally treated as publicly-traded partnerships under the Code. The Code generally requires publicly-traded partnerships to be treated as corporations for federal income tax purposes. If, however, a publicly-traded partnership satisfies certain requirements, the publicly-traded partnership will be treated as a partnership for federal income tax purposes. Specifically, if a publicly-traded partnership derives 90% or more of its gross income from qualifying sources as set forth in Section 7704(d) of the Code, such as interest, dividends, real property rents, gain from the sale or other disposition of real property, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of such income, and in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities, then the publicly-traded partnership will be treated as a partnership for federal income tax purposes. Mineral or natural resources activities include exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil or products thereof) and the marketing of any mineral or natural resource (including fertilizer, geothermal energy and timber) or industrial source carbon dioxide. Most of the MLPs in which the Fund will invest are expected to be treated as partnerships for federal income tax purposes, but this will not always be the case and some of the MLPs in which the Fund invests may be treated as corporations. References in this discussion to MLPs include only those MLPs that are treated as partnerships for federal income tax purposes.

MLPs treated as partnerships for federal income tax purposes are taxed differently from corporations. A corporation is required to pay federal income tax on its income, and to the extent the corporation makes distributions to its stockholders in the form of dividends from current or accumulated earnings and profits, its stockholders are required to pay federal income tax on such dividends. For this reason, it is said that corporate income is taxed at two levels. Partnerships, in contrast, generally pay no federal income tax at the entity level. The partnership’s items of taxable income, gain, loss, deductions, expenses and credits are generally allocated among all the partners based on their interests in the partnership. Each partner is required to include in income its allocable shares of these tax items. Partnership income is thus said to be generally taxed only at one level—at the partner level.

When the Fund invests in the equity securities of an MLP taxed as a partnership, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income its allocable share of the income, gains, losses, deductions and tax credits recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Cash distributions from an MLP to the Fund will be treated as a return of capital to the extent of the Fund’s basis in the MLP interest and as gain from the sale or exchange of the MLP interest to the extent the distribution exceeds the Fund’s basis in the MLP interest. As discussed above, in order to qualify as a RIC, the Fund must distribute to shareholders at least annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such income that is allocated to the Fund from an MLP regardless of whether the MLP makes a cash distribution of such income to the Fund. As a result, if the taxable income allocated to the Fund from an MLP exceeds the cash distributions received from the MLP, the Fund may be required to sell other securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, in order to satisfy these distribution requirements.

The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of an MLP interest equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s basis in the MLP interest. The amount realized by the Fund generally will be the amount paid by the purchaser of the MLP interest plus the Fund’s allocable share, if any, of the MLP’s debt that was allocated to the Fund prior to such sale, exchange or other taxable disposition. The Fund’s basis in an MLP interest generally is equal to the amount the Fund paid for the MLP interest, (1) increased by the Fund’s allocable share of the MLP’s net taxable income and certain MLP debt, if any, and (2) decreased by the Fund’s allocable share of the MLP’s net losses and any distributions received by the Fund from the MLP. Although any distribution by an MLP to the Fund in excess of the Fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the Fund, such distribution will decrease the Fund’s basis in its MLP interest and will therefore increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of the MLP interest by the Fund. A portion of any gain or loss recognized by the Fund on a disposition of an MLP interest (or by an MLP on a disposition of an underlying asset) may be taxed as ordinary income under the Code to the extent attributable to assets of the MLP that give rise to depreciation recapture, intangible drilling and development cost recapture or other “unrealized receivables” or “inventory items” under the Code. Any such gain may exceed net taxable gain realized on the disposition and will be recognized even if there is a net taxable loss on the disposition. The Fund’s net capital losses may be used only to offset capital gains and therefore could not be used to offset gains that are treated as ordinary income. Thus, the Fund could recognize both gain that is treated as ordinary income and a capital loss on a disposition of an MLP interest (or on an MLP’s disposition of an underlying asset) and would not be able to use the capital loss to offset that ordinary income.

As discussed above, net income derived from an interest in a qualified publicly-traded partnership is included in the sources of income from which a RIC must derive at least 90% of its gross income. However, not more than 25% of the value of a RIC’s total assets can be invested in the securities of qualified publicly-traded partnerships. No more than 25% of the value of the Fund’s total assets will be invested in the securities of qualified publicly-traded partnerships.

For taxable years beginning before January 1, 2026, certain income from investments in MLPs is included in the “combined qualified business income amount” that is eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. RICs currently cannot pass the special character of this income through to shareholders. The IRS is currently evaluating whether it is appropriate to provide conduit treatment for such income. However, without any further legislation or guidance from the IRS, if the Fund invests in MLPs, shareholders of the Fund will not be entitled to this deduction while direct investors in MLPs may be entitled to this deduction.

Options and Other Derivative Instruments

The Fund’s transactions in options and other derivative instruments will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions (1) will also require the Fund to mark-to-market certain positions in its portfolio (i.e., treat them as if they were closed out) and (2) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualifying to be taxed as a RIC and for avoiding federal income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a RIC.

The taxation of options is generally governed by Code section 1234. Pursuant to Code section 1234, if an option written by the Fund expires unexercised, the premium received is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received for writing the option is short-term capital gain or loss. If a call option written by the Fund is cash settled, any resulting gain or loss generally will be short-term capital gain or loss.

Offsetting positions held by the Fund involving certain derivative instruments, such as options, forward and futures, as well as its long and short positions in portfolio securities, may be considered “straddles” for U.S. federal income tax purposes. The Code contains special rules that apply to straddles, defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. If two or more positions constitute a straddle, long-term capital gain may be recharacterized as short-term capital gain or short-term capital loss as long-term capital loss. In addition, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position and distributions attributable to dividends, if any, on the stocks held as part of a straddle may not qualify as qualified dividend income or for the corporate dividends received deduction. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. The application of the straddle rules to certain offsetting Fund positions can therefore affect the amount, timing and/or character of distributions to shareholders and may result in significant differences from the amount, timing and/or character of distributions that would have been made by the Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

To the extent that the call options that the Fund writes on its portfolio securities are “qualified covered call options,” the holding of the call options and the underlying securities generally will not be treated as a straddle subject to the straddle rules described above. In general, a qualified covered call option is an option that is written (sold) with respect to stock that is held or acquired by a taxpayer in connection with granting the option which meets certain requirements, including: the option is exchange-traded or, if over-the-counter, meets certain IRS requirements, is granted more than 30 days prior to expiration, is not “deep-in-the-money” (within the meaning of section 1092), is not granted by an options dealer (within the meaning of section 1256(g)(8)) in connection with the option dealer’s activity of dealing in options and gain or loss with respect to such option is not ordinary income or loss. Provided the Fund’s covered calls meet the definition of qualified covered calls and are not part of a larger straddle, the general tax straddle holding period termination rules will not apply. As a result, dividends received with respect to stock held as part of the straddle may be eligible for qualified dividend income treatment and the corporate dividends received deduction (assuming all other relevant requirements are met). In addition, the general tax straddle rules requiring loss deferral and the capitalization of certain interest expense and carrying charges will not apply. Qualified covered call option positions are, however, subject to special rules in the case of options which are in-the-money (but still not “deep-in-the-money”) or for positions which are closed near year end (and not within the same year end).

The Fund may enter into transactions that are treated as “section 1256 contracts” under the Code. In general, the Fund would be required to treat any section 1256 contracts as if they were sold for their fair market value (i.e., mark-to-market) at the end of the Fund’s taxable year (and on October 31 of each year for purposes of the 4% excise tax) and would be required to recognize gain or loss on such deemed sale for federal income tax purposes even though the Fund did not actually sell the contract and receive cash. Sixty percent of the gain or loss on such deemed sales or any actual sales of section 1256 contracts would be treated as long-term capital gain or loss and 40% of such gain or loss would be treated as short-term capital gain or loss (“60/40 gain or loss”).

The Code permits a taxpayer to elect to offset gains and losses from positions that are part of a “mixed straddle.” A “mixed straddle” is any straddle in which one or more but not all positions are section 1256 contracts. The Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily “mark-to-market” of all open positions in the account and a daily netting of gains and losses from all positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for federal income tax purposes. The net capital gain or loss is treated as 60/40 gain or loss if it is attributable to the section 1256 contract positions or all short-term capital gain or loss if it is attributable to the non-section 1256 contract positions.

The wash sale rules may apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

The Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

Other Considerations

The application of certain requirements for qualification as a RIC and the application of certain other federal income tax rules may be unclear in some respects in connection with certain investments. As a result, the Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of certain investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of the Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a RIC and avoid federal income and excise taxes or limit the extent to which the Fund may invest in certain investments in the future.

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (1) convert distributions that would otherwise constitute qualified dividend income into ordinary income taxed at the higher rate applicable to ordinary income, (2) treat distributions that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert long-term capital gain into short-term capital gain or ordinary income, (5) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (6) cause the Fund to recognize income or gain without a corresponding receipt of cash, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions, and (9) produce income that will not be included in the sources of income from which a RIC must derive at least 90% of its gross income each year. While it may not always be successful in doing so, the Fund will seek to avoid or minimize any adverse tax consequences of its investment practices.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that shareholders will not be entitled to a tax deduction or credit for such taxes on their own U.S. federal income tax returns, although the Fund’s payment of such taxes will remain eligible for a foreign tax credit or a deduction in computing the Fund’s taxable income.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to section 988 of the Code, which generally causes such gain and loss to be treated as ordinary income or loss.

Recent tax legislation commonly referred to as the Tax Cuts and Jobs Act of 2017 provides a limitation on the deductibility of business interest. Generally, the provision limits the deduction for net business interest expenses to 30% of a taxpayer’s adjusted taxable income. The deduction for interest expenses is not limited to the extent of any business interest income, which is interest income attributable to a trade or business and not investment income. The IRS has issued proposed regulations clarifying that all interest expense and interest income of a RIC is treated as properly allocable to a trade or business for purposes of the limitation on the deductibility of business interest. As a result, this limitation may impact the Fund’s ability to use leverage (e.g., borrow money, issue debt securities, etc.).

Taxation for U.S. Shareholders

Assuming the Fund qualifies as a RIC, distributions paid to you by the Fund from its investment company taxable income generally will be taxable to you as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. A portion of such distributions (if designated by the Fund) may qualify (1) in the case of corporate shareholders, for the dividends received deduction under section 243 of the Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from certain entities, including REITs, or (2) in the case of individual shareholders, as qualified dividend income eligible to be taxed at the federal income tax rates applicable to net capital gain under section 1(h)(11) of the Code to the extent that the Fund receives qualified dividend income, and provided in each case that certain holding period and other requirements are met at both the Fund and shareholder levels. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (for example, generally, if the issuer is incorporated in a possession of the United States or in a country with a qualified comprehensive income tax treaty with the United States, or if the shares with respect to which such dividend is paid are readily tradable on an established securities market in the United States). To be treated as qualified dividend income, the shareholder must hold the shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or, in the case of certain preferred shares, more than 90 days during the 181-day period beginning 90 days before the ex-dividend date). A shareholder’s holding period may be reduced for purposes of this rule if the shareholder engages in certain risk reduction transactions with respect to the shares. A qualified foreign corporation generally excludes any foreign corporation that, for the taxable year of the corporation in which the dividend was paid or the preceding taxable year, is a passive foreign investment company. Distributions made to you from an excess of net long-term capital gain over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to you but retained by the Fund, will be taxable to you as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time you have owned our shares.

Distributions in excess of the Fund’s earnings and profits will be treated by you, first, as a tax-free return of capital, which is applied against and will reduce the adjusted basis of your shares and, after such adjusted basis is reduced to zero, generally will constitute capital gain to you. After the close of its taxable year, the Fund will provide you with information on the federal income tax status of the dividends and distributions you received from the Fund during the year.

The Fund intends, in general, to apportion items of tax preference, including, but not limited to, the Fund’s allocable share of certain percentage depletion deductions and intangible drilling costs of MLPs taxed as partnerships, for purposes of the federal alternative minimum tax (the “AMT”) in the same proportion that dividends (other than capital gain dividends) paid to each shareholder bear to the Fund’s taxable income (determined without regard to the dividends paid deduction). For shareholders subject to the AMT this may affect the shareholders’ AMT liability.

For taxable years beginning after December 31, 2017 and before January 1, 2026, qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. If the Fund receives qualified REIT dividends, it may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from the Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If the Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income while direct investors in REITs may be entitled to the deduction.

Sales and other dispositions of the Fund’s shares generally are taxable events. You should consult your own tax adviser with reference to your individual circumstances to determine whether any particular transaction in the Fund’s shares is properly treated as a sale or exchange for federal income tax purposes and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of shares of the Fund generally will result in capital gain or loss to you, equal to the difference between the amount realized and your adjusted basis in the shares sold or exchanged (taking into account any reductions in such basis resulting from prior returns of capital), and will be long-term capital gain or loss if your holding period for the shares is more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends you received (including amounts credited as an undistributed capital gain dividend) with respect to such shares. A loss you realize on a sale or exchange of shares of the Fund generally will be disallowed if you acquire other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or other substantially identical shares within a 61-day period beginning 30 days before and ending 30 days after the date that you dispose of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the same rate applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, while long-term capital gain generally will be taxed at the long-term capital gain rates. Capital losses are subject to certain limitations.

For purpose of determining (1) whether the annual distribution requirement to maintain RIC status is satisfied for any year and (2) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, if the Fund pays you a distribution in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such distribution will be treated for federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the distribution was declared. A shareholder may elect not to have all distributions automatically reinvested in Fund shares pursuant to the Plan. If a shareholder elects not to participate in the Plan, such shareholder will receive distributions in cash. For taxpayers subject to U.S. federal income tax, all distributions generally will be taxable, as discussed above, regardless of whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund.

If a shareholder’s distributions are automatically reinvested pursuant to the Plan, for U.S. federal income tax purposes, the shareholder generally will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash. Under certain circumstances, however, if a shareholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in newly issued shares of the Fund, the shareholder may be treated as receiving a taxable distribution equal to the fair market value of the shares the shareholder receives.

The Fund intends to distribute substantially all realized capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (1) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount and (2) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the basis of the shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder.

Backup Withholding

The Fund is required in certain circumstances to backup withhold at a current rate of 24% on distributions and certain other payments paid to certain holders of the Fund’s shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Tax on Net Investment Income

An additional 3.8% tax is imposed on the net investment income of certain individuals with a modified adjusted gross income of over $200,000 ($250,000 in the case of joint filers) and on the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” generally will include interest, dividends, annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of the Fund) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Thus, certain of our taxable distributions and gains on the sale of our shares to shareholders may be subject to this additional tax.

U.S. Federal Income Tax Considerations for Non-U.S. Shareholders

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to a Non-U.S. holder of our shares (a “Non-U.S. Shareholder”).

This summary does not purport to be a complete description of the income tax considerations for a Non-U.S. Shareholder. For example, the following does not describe income tax consequences that are assumed to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws. This summary does not discuss any aspects of U.S. estate or gift tax or state or local tax. In addition, this summary does not address (1) any Non-U.S. Shareholder that holds, at any time, more than 5% percent of the Fund’s shares, directly or under ownership attribution rules applicable for purposes of section 897 of the Code, or (2) any Non-U.S. Shareholder whose ownership of shares of the Fund is effectively connected with the conduct of a trade or business in the United States.

As indicated above, the Fund intends to elect to be treated, and to qualify each year, as a RIC for U.S. federal income tax purposes. This summary is based on the assumption that the Fund will qualify as a RIC in each of its taxable years. Distributions of the Fund’s investment company taxable income to Non-U.S. Shareholders will, except as discussed below, be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of the Fund’s current and accumulated earnings and profits. In order to obtain a reduced rate of withholding, a Non-U.S. Shareholder will be required to provide the Fund with the applicable IRS Form W-8 certifying its entitlement to benefits under a treaty. The Fund generally will not be required to withhold tax on any amounts paid to a Non-U.S. Shareholder with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. The Fund may choose not to designate such amounts.

Actual or deemed distributions of the Fund’s net capital gains to a Non-U.S. Shareholder, and gains realized by a Non-U.S. Shareholder upon the sale of the Fund’s shares, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless the Non-U.S. Shareholder is an individual, has been present in the United States for 183 days or more during the taxable year and certain other conditions are satisfied.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions (which the Fund may do in the future), a Non-U.S. Shareholder may be entitled to a federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Fund paid on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.

A Non-U.S. Shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. Shareholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Shareholder or otherwise establishes an exemption from backup withholding. The amount of any backup withholding from a payment to a Non-U.S. Shareholder will be allowed as a credit against such Non-U.S. Shareholder’s United States federal income tax liability and may entitle such holder to a refund, provided that the required information is furnished to the IRS.

Special rules apply to foreign persons who receive distributions from the Fund that are attributable to gain from “United States real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or a former United States real property holding corporation. The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, if the Fund is a United States real property holding corporation (determined without regard to certain exceptions), distributions by the Fund that are attributable to (1) gains realized on the disposition of USRPIs by the Fund and (2) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons and will be subject to U.S. federal withholding tax. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a Non-U.S. Shareholder, including the rate of such withholding and character of such distributions (e.g., ordinary income or USRPI gain) will vary depending on the extent of the Non-U.S. Shareholder’s current and past ownership of the Fund.

In addition, if the Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is generally required with respect to amounts paid in redemption of shares of a fund if the fund is a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) holds substantial investments in RICs that are domestically controlled qualified investment entities.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax and state, local and foreign tax consequences of an investment in the shares.

Foreign Account Tax Compliance Act

Under the Foreign Account Tax Compliance Act (“FATCA”), and subject to any applicable intergovernmental agreements, a 30% withholding tax on a Fund’s distributions generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. Under existing Treasury regulations, FATCA withholding on gross proceeds from the sale or disposition of Fund shares was to take place on January 1, 2019; however, proposed Treasury regulations, on which taxpayers may rely until further notice, would eliminate FATCA withholding on such types of payments. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Fund will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

UNDERWRITERS

Under the terms and subject to the conditions of an underwriting agreement dated as of the date of this prospectus, the underwriters named below (the “Underwriters”), for whom are acting as representatives (the “Representatives”), have severally agreed to purchase, and we have agreed to sell to them, severally, the number of shares indicated below:

Underwriter	Number of Shares

Total

The Underwriters are offering the common shares subject to their acceptance of the shares from us and subject to prior sale. The underwriting agreement provides that the obligations of the several Underwriters to pay for and accept delivery of the common shares offered by this prospectus are subject to the approval of certain legal matters by their counsel and to certain other conditions. The Underwriters are obligated to take and pay for all of the common shares offered by this prospectus if any such shares are taken. However, the Underwriters are not required to take or pay for the common shares covered by the Underwriters’ over-allotment option described below.

The Underwriters initially propose to offer part of the common shares directly to the public at the public offering price listed on the cover page of this prospectus and part to certain dealers at a price that represents a concession not in excess of $                 per common share under the public offering price. Investors must pay for any common shares purchased in this offering on or before                 , 2019.

We have granted to the Underwriters an option, exercisable for                  days from the date of this prospectus, to purchase up to                  additional common shares at the public offering price listed on the cover page of this prospectus, less underwriting discounts and commissions. The Underwriters may exercise this option solely for the purpose of covering over-allotments, if any, made in connection with the offering of the common shares offered by this prospectus. To the extent the option is exercised, each Underwriter will become obligated, subject to certain conditions, to purchase about the same percentage of the additional common shares as the number listed next to the Underwriter’s name in the preceding table bears to the total number of common shares listed next to the names of all Underwriters in the preceding table.

The following table shows the per share and total public offering price, underwriting discounts and commissions (sales load) and proceeds to the Fund. These amounts are shown assuming both no exercise and full exercise of the Underwriters’ option to purchase up to an additional common shares.

	Per Share		Total
	Without Over- allotment	With Over- allotment	Without Over- allotment	With Over- allotment
Public offering price	$	$	$	$
Sales load	$	$	$	$
Proceeds, before expenses, to the Fund	$	$	$	$

The fees to certain Underwriters described below under “Compensation to Be Paid by Our Adviser” are not reimbursable to our Adviser by us and are therefore not reflected in the table above.

The Underwriters have informed us that they do not intend sales to discretionary accounts to exceed                 % of the total number of common shares offered by them.

In connection with the requirements for listing our common shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is 100 common shares.

Prior to this offering, there has been no public or private market for our common shares. We intend to apply for the listing of our common shares on the New York Stock Exchange under the ticker symbol “KIF” subject to notice of issuance.

We and                  have agreed that, without the prior written consent of the Representatives on behalf of the Underwriters, we and he will not, during the period ending 180 days after the date of this prospectus:

•

offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any common shares or any securities convertible into or exercisable or exchangeable for common shares;

•	file any registration statement with the SEC relating to the offering of any common shares or any securities convertible into or exercisable or exchangeable for common shares; or

•	enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the common shares;

whether any such transaction described above is to be settled by delivery of common shares or such other securities, in cash or otherwise. The restrictions described in the immediately preceding paragraph do not apply to:

•	the sale of common shares to the Underwriters; or

•	any common shares issued pursuant to the Plan.

The Representatives, in their sole discretion, may release the common shares and other securities subject to the lock-up agreements described above in whole or in part at any time with or without notice.

At the Fund’s request,                 has agreed to allocate, at the initial public offering price, approximately                 % of the common shares offered by this prospectus for sale to certain officers and employees of our Adviser and its affiliates and to customers of KA Associates, a broker-dealer affiliate of our Adviser that is a member of FINRA who have expressed an interest in purchasing common shares in this offering (the “share purchase program”). As with all other common shares sold in this offering, our Adviser (and not the Fund) has agreed to pay, from its own assets, compensation of $                 per share to the Underwriters in connection with shares sold by                  through the share purchase program. Officers and employees of our Adviser and its affiliates who purchase common shares through the share purchase program will be subject to the same lock-up period and restrictions described above.

In order to facilitate the offering of the common shares, the Underwriters may engage in transactions that stabilize, maintain or otherwise affect the price of the common shares. Specifically, the Underwriters may sell more common shares than they are obligated to purchase under the underwriting agreement, creating a short position. A short sale is covered if the short position is no greater than the number of common shares available for purchase by the Underwriters under the over-allotment option. The Underwriters can close out a covered short sale by exercising the over-allotment option or purchasing common shares in the open market. In determining the source of shares to close out a covered short sale, the Underwriters will consider, among other things, the open market price of common shares compared to the price available under the over-allotment option. The Underwriters also may sell common shares in excess of the over-allotment option, creating a naked short position. The Underwriters must close out any naked short position by purchasing common shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of the common shares in the open market after pricing that could adversely affect investors who purchase in this offering. As an additional means of facilitating this offering, the Underwriters may bid for, and purchase, common shares in the open market to stabilize the price of the common shares. Finally, the underwriting syndicate also may reclaim selling concessions allowed to an Underwriter or a dealer for distributing the common shares in the offering. These activities may raise or maintain the market price of the common shares above independent market levels or prevent or retard a decline in the market price of the common shares. The Underwriters are not required to engage in these activities and may end any of these activities at any time.

The Fund, our Adviser and the Underwriters have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act.

A prospectus in electronic format may be made available on websites maintained by one or more Underwriters, or selling group members, if any, participating in this offering. The Representatives may agree to allocate a number of common shares to Underwriters for sale to their online brokerage account holders. Internet distributions will be allocated by the Representatives to Underwriters that may make Internet distributions on the same basis as other allocations.

Prior to this offering, there has been no public market for our common shares. The initial public offering price for the common shares was determined by negotiation among us, our Adviser and the Representatives. There can be no assurance, however, that the price at which the common shares trade after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in our common shares will develop and continue after this offering.

Prior to the public offering of our common shares, our Adviser purchased common shares from us in an amount satisfying the net worth requirements of section 14(a) of the 1940 Act. As of the date of this prospectus, our Adviser owned 100% of our outstanding common shares. Our Adviser may be deemed to control us until such time as it owns less than 25% of our outstanding common shares, which we expect to occur as of the completion of this offering.

We anticipate that the Representatives and certain other Underwriters may from time to time act as brokers and dealers in connection with the execution of our portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as such brokers while they are Underwriters.

The Underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, principal investment, hedging, financing and brokerage activities. Certain of the Underwriters or their respective affiliates from time to time have provided in the past, and may provide in the future, investment banking, securities trading, hedging, brokerage, commercial lending and financial advisory services to us, certain of our executive officers and our affiliates and our Adviser and its affiliates in the ordinary course of business, for which they have received, and may receive, customary fees and expenses.

No action has been taken in any jurisdiction (except in the United States) that would permit a public offering of common shares, or the possession, circulation or distribution of this prospectus or any other material relating to us or the common shares where action for that purpose is required. Accordingly, the common shares may not be offered or sold, directly or indirectly, and neither this prospectus nor any other offering material or advertisements in connection with the common shares may be distributed or published, in or from any country or jurisdiction except in compliance with the applicable rules and regulations of any such country or jurisdiction.

In connection with this offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.

Compensation to Be Paid by Our Adviser

Our Adviser has agreed to pay, from its own assets (a) compensation of $                 per share to the underwriters in connection with this offering, and separately (b) our Adviser (and not the Fund) has agreed to pay an upfront structuring and syndication fee to                , and may pay certain other qualifying underwriters a structuring fee, a sales incentive fee or other additional compensation in connection with this offering. This fee is intended to compensate                  for advice relating to the design and structuring of the Fund, including without limitation, views from an investor market, distribution and syndication perspective on (i) marketing issues with respect to the Fund’s investment policies and proposed investments, (ii) the overall marketing and positioning thesis for the offering of the common shares, (iii) securing participants in the Fund’s initial public offering, (iv) preparation of marketing and diligence materials for the Underwriters, (v) conveying information and market updates to the Underwriters, and (vi) coordinating syndicate orders in this offering. If the over-allotment option is not exercised, the upfront structuring and syndication fee paid to                  will not exceed                 % of the total public offering price of the common shares.

The amount of these structuring, syndication and other fees are calculated based on the total respective sales of common shares by the Underwriters receiving the fees, including those common shares included in the Underwriters’ over-allotment option, and will be paid regardless of whether some or all of the over-allotment option is exercised.

In addition, our Adviser (and not the Fund) has agreed to pay the Underwriters, from its own assets, additional compensation of $                 per common share sold in this offering, which amount will not exceed                 % of the total public offering price of the common shares.

Total underwriting compensation determined in accordance with FINRA rules is summarized as follows. Our Adviser has agreed to reimburse the Underwriters for the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by FINRA of the terms of the sale of the common shares in an amount not to exceed $                 in the aggregate, which amount will not exceed                 % of the total public offering price of the common shares if the over-allotment option is not exercised. The sum total of all compensation to the Underwriters and KA Associates (in its capacity as a member of the selling group) in connection with this public offering of the common shares, including expense reimbursement and all forms of syndication, structuring and other fee payments to the Underwriters, will not exceed                 % of the total public offering price of the common shares.

ADMINISTRATOR, FUND ACCOUNTANT AND CUSTODIAN

will serve as our administrator and fund accountant and provide certain back-office support such as oversight and supervision of the payment of expenses and preparation of financial statements and related schedules. We will pay                                  a monthly fee based on the daily net assets of the Fund, subject to an annual minimum.

will serve as our custodian. The principal business address of                  is                 .

LEGAL MATTERS

Certain legal matters in connection with the securities offered hereby will be passed upon for us by Paul Hastings, LLP, Houston, Texas (“Paul Hastings”) and for the Underwriters by                  . Paul Hastings and                  may rely as to certain matters of Maryland law on the opinion of Venable LLP, Baltimore, Maryland.

AVAILABLE INFORMATION

We will be subject to the informational requirements of the Exchange Act and the 1940 Act and will be required to file reports, including annual and semi-annual reports, proxy statements and other information with the SEC. We intend to voluntarily file quarterly shareholder reports. These documents will be available on the SEC’s EDGAR system.

This prospectus does not contain all of the information in our registration statement, including amendments, exhibits and schedules. Statements in this prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

Additional information about us can be found in our Registration Statement (including amendments, exhibits and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (www.sec.gov) that contains our Registration Statement, other documents incorporated by reference and other information we have filed electronically with the SEC.

Shares

Kayne Anderson Income Strategies Fund

Common Shares of Beneficial Interest

$                 per Share

Prospectus

                , 2019

Until                 , 20     (25 days after the date of this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This delivery requirement is in addition to each dealer’s obligation to deliver a prospectus when acting as an underwriter and with respect to its unsold allotments or subscriptions.

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where an offer or sale is not permitted.

SUBJECT TO COMPLETION

Preliminary Statement of Additional Information dated July 23, 2019

KAYNE ANDERSON INCOME STRATEGIES FUND

STATEMENT OF ADDITIONAL INFORMATION

Kayne Anderson Income Strategies Fund, a Maryland statutory trust (the “Fund,” “we,” “us,” or “our”), is a newly organized, non-diversified, closed-end management investment company.

This statement of additional information relates to an offering of our common shares and does not constitute a prospectus, but should be read in conjunction with our prospectus relating thereto dated                 , 2019. This statement of additional information does not include all information that a prospective investor should consider before purchasing any of our common shares. You should obtain and read our prospectus prior to purchasing any of our common shares. A copy of our prospectus may be obtained without charge from us by calling toll-free at 1-866-362-9331. You also may obtain a copy of our prospectus on the SEC’s web site (www.sec.gov). Capitalized terms used but not defined in this statement of additional information have the meanings ascribed to them in the prospectus.

This statement of additional information is dated                 , 2019.

TABLE OF CONTENTS OF

THE STATEMENT OF ADDITIONAL INFORMATION

i

INVESTMENT LIMITATIONS

This section supplements the disclosure in the prospectus and provides additional information on our investment limitations. Investment limitations identified as fundamental may be changed only with the approval of the holders of a majority of our outstanding voting securities (which for this purpose and under the Investment Company Act of 1940, as amended (the “1940 Act”), means the lesser of (1) 67% of the voting shares present in person or by proxy at a meeting at which more than 50% of the outstanding voting shares are present in person or by proxy, or (2) more than 50% of the outstanding voting shares).

Investment limitations stated as a maximum percentage of our assets are applied only immediately after, and because of, an investment or a transaction by us to which the limitation is applicable (other than the limitations on borrowing). Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with our investment limitations. All limitations are based on a percentage of our total assets (including assets obtained through leverage).

Fundamental Investment Limitations

The following are our fundamental investment limitations set forth in their entirety. We may not:

(1)	issue senior securities, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

(2)	borrow money, except as permitted by the 1940 Act and the rules and interpretive positions of the SEC thereunder;

(3)

underwrite securities issued by others, except to the extent that we may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities held in our portfolio;

(4)

purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, except that we may invest in securities or other instruments backed by real estate or securities of companies that invest in real estate or interests therein (including real estate investment trusts (“REITs”)); and

(5)

purchase or sell physical commodities unless acquired as a result of the ownership of securities or other instruments, except that we may purchase or sell options and futures contracts or invest in securities or other instruments backed by physical commodities.

All other investment policies are considered non-fundamental and may be changed by our Board of Trustees (the “Board”) without prior approval of the majority of our outstanding voting securities.

Non-Fundamental Investment Policies

Our investment objective is to provide our common shareholders with a high level of total return with an emphasis on current distributions. We expect to achieve our investment objective by investing at least 80% of our assets in income-generating investments, with a particular focus on Energy & Infrastructure Equity Investments, Direct Lending Investments and Liquid Credit Investments. This investment objective is non-fundamental.

We expect to invest the proceeds of this offering during the first twelve months following the completion of this offering (the “Ramp Up Period”). We expect to invest the proceeds of this offering during the Ramp Up Period. After the Ramp Up Period, under normal market conditions, our non-fundamental investment policies are as follows:

•	We invest at least 80% of our total assets (including assets obtained through leverage) in income-generating investments. Return of capital is treated as income for this purpose.

SAI-1

•	We may invest up to but not more than [60]% of our total assets in Energy & Infrastructure Equity Investments.

•	We may invest up to but not more than [50]% of our total assets in Direct Lending Investments.

•

We may directly invest up to but not more than 25% (or such higher amount as permitted by any applicable tax diversification rules) of our total assets in equity or debt securities of MLPs as of the end of each fiscal quarter.

•

We may invest up to but not more than [30]% of our total assets in Liquid Credit Investments, including below-investment-grade debt securities (commonly referred to as “junk bonds” or “high yield bonds”). Of our Liquid Credit Investments, up to but not more than [10]% of our total assets may be invested in unrated debt securities or below-investment-grade debt securities that are rated less than “B-” (or an equivalent rating) by a nationally recognized ratings agency (for purposes of this test, we will look to the highest credit rating on such debt investment). We may invest in debt securities of any maturity.

•	We may invest up to but not more than [50]% of our total assets in Restricted Securities.

•	We may invest in companies listed anywhere in the world, but will invest at least two-thirds of the portfolio in North American Companies.

•	We may invest up to but not more than [10]% of our total assets in any single issuer.

•

We may utilize financial leverage, which may include bank debt or other forms of borrowings and which also may include the issuance of debt and preferred stock (each a “Leverage Instrument”) and expect to utilize Leverage Instruments in an amount that represents approximately 25% of our total assets. However, based on market conditions at that time, the actual amount of leverage we use may exceed (or be less than) 25% of our total assets to the extent permitted by the 1940 Act. See “Use of Leverage.”

•	We will invest in equities of any market capitalization.

Unless otherwise stated, all investment restrictions apply at the time of purchase and we will not be required to reduce a position due solely to market value fluctuations. However, although we may not be required to sell securities due to subsequent changes in value, if such changes cause us to have invested less than 80% of our total assets in income-generating investments, we will be required to make future purchases of securities in a manner so as to bring us into compliance with this investment policy.

Our non-fundamental investment policies may be changed by the Board without your approval, provided that shareholders receive at least 60 days’ prior written notice of any change.

During the final twelve months of operation of the Fund, we may deviate from our investment policies. As we approach the Termination Date, we may invest a portion of our assets, which may be significant, in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities.

SAI-2

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

Kayne Anderson Income Strategies Fund (the “Fund,” “we,” “us” or “our”) is a newly organized, non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). We will be managed by Kayne Anderson Fund Advisors, LLC (our “Adviser”), an affiliate of Kayne Anderson Capital Advisors, L.P. (“KACALP” and, together with its affiliates, “Kayne Anderson”).

Investment Objective

Our investment objective is to provide our common shareholders with a high level of total return with an emphasis on current distributions. We expect to achieve our investment objective by investing at least 80% of our assets in income-generating investments, with a particular focus on Energy & Infrastructure Equity Investments, Direct Lending Investments and Liquid Credit Investments. We cannot assure you that we will achieve our investment objective.

Rationale for the Fund

The Fund seeks to capitalize on the significant experience of Kayne Anderson’s energy & infrastructure and credit investment teams, with a portfolio targeting Energy & Infrastructure Equity Investments (including Renewable Energy Infrastructure Companies), Direct Lending Investments and Liquid Credit Investments. Kayne Anderson designed the Fund to provide investors access to what we currently see as attractive income-generating investment strategies, offering active portfolio management in a process that is rooted in the firm’s core investment philosophy.

The Fund offers investors an opportunity to participate in a portfolio that offers a diversified mix of equity investments in the energy & infrastructure sector and credit investments across a variety of sectors. Prior to this offering, retail investors have not had the opportunity to invest in the firm’s renewable energy infrastructure, direct lending and liquid credit strategies. Kayne Anderson believes that the Fund is an efficient way for investors to have exposure to these types of income-generating instruments.

Background on our Adviser

Kayne Anderson is a leading alternative investment management firm with a 35-year track record. Kayne Anderson’s investment philosophy is to focus on investment niches where the firm can gain competitive advantages, including knowledge and sourcing advantages, and through its rigorous investment process deliver above-average returns for investors in a defensive fashion. The firm’s investment activities are focused on energy & infrastructure, real estate, credit and growth equity.

Energy & Infrastructure

The energy & infrastructure team at Kayne Anderson began investing in MLPs in 1998 when there were twelve MLPs with a combined market capitalization of approximately $10 billion. Kayne Anderson’s investment team has since grown to become one of the largest and most experienced investors in Midstream Companies, with a long-term track record tested by multiple market cycles. The energy & infrastructure team includes approximately 55 investment professionals located in Houston and Los Angeles and currently manages two existing publicly-traded closed-end funds, Kayne Anderson MLP/Midstream Investment Company (NYSE: KYN) and Kayne Anderson Midstream/Energy Fund, Inc. (NYSE: KMF). As of May 31, 2019, Kayne Anderson’s energy & infrastructure team managed $15.6 billion across closed-end funds, SMAs, private funds and upstream-focused private equity funds. We believe the firm’s breadth of activities in the energy & infrastructure industry both among sectors (e.g., upstream, midstream and renewable energy infrastructure) as well as types of investments (e.g., equity and credit investments in publicly-traded and privately-held companies) gives the firm’s investment professionals a broader view into industry trends and relative value among different types of investment opportunities. We believe the Fund will benefit from this perspective.

SAI-3

Credit

Kayne Anderson’s credit team has approximately 45 investment professionals located in Chicago, New York, Los Angeles and Dallas. This team manages $9.2 billion across private funds, SMAs and collateralized loan obligations (“CLOs”), including strategies targeting energy & infrastructure and real estate. Kayne Anderson’s direct lending team joined the firm in 2011 and has invested $4.0 billion in more than 130 transactions over the last eight years. The direct lending team has 24 investment professionals, and the senior leadership of this team has worked together for over 30 years. Like the firm’s energy & infrastructure investment team, the breadth of experience of Kayne Anderson’s credit team – both among the types of investments as well as different industries – provides the firm’s investment professionals a broader view on relative value among different types of credit investments as well as industry trends. We believe the Fund will benefit from this perspective.

Our Portfolio Investments

To achieve our investment objective, we will invest at least 80% of our assets in income-generating investments, with a particular focus on Energy & Infrastructure Equity Investments (including Renewable Energy Infrastructure Companies), Direct Lending Investments and Liquid Credit Investments:

•

Energy & Infrastructure Equity Investments. We intend to invest in U.S. and non-U.S. listed common equity securities issued by companies in the Energy & Infrastructure Sector, with a focus on Midstream Companies and Renewable Energy Infrastructure Companies. The Fund may also invest in private investments in public equities (“PIPE Investments”), which are typically unregistered securities, sold by listed companies.

•

Direct Lending Investments. We intend to invest in directly-originated loans and other debt instruments in privately-held businesses. Kayne Anderson is a leading provider of directly negotiated loans to privately-held middle market companies. In general, we use the term “middle market companies” to refer to companies with annual EBITDA between $10 million and $100 million, but we may invest in larger or smaller companies. The Direct Lending Investments we purchase are not expected to be registered with the SEC, and consequently, we do not anticipate that there will be a liquid market to trade these securities with other market participants.

•

Liquid Credit Investments. We intend to invest in debt instruments and preferred equity securities issued by companies in the Energy & Infrastructure Sector as well as other industries. While the debt instruments in which we intend to invest will be a mix of registered and unregistered securities, we anticipate these investments will have a liquid market to trade with other market participants.

Kayne Anderson has a broad team of research and portfolio management professionals dedicated to its Energy & Infrastructure Equity Investments, Direct Lending Investments and Liquid Credit Investments, and we believe Kayne Anderson’s substantial market knowledge will provide it with the ability to recognize long-term trends and to identify differences in relative value when allocating among individual investment opportunities in the Fund’s portfolio.

We may invest in companies listed anywhere in the world, but will invest at least two-thirds of the portfolio in North American Companies. We will invest in companies of any market capitalization.

Energy & Infrastructure Sector Equity Investments

While we may invest across a broad range of energy & infrastructure listed equity securities, we expect that a significant portion of our investments in listed equity securities will be in Midstream Companies and Renewable Energy Infrastructure Companies.

Midstream Companies

Midstream Companies own the assets used by Energy Companies in performing services related to energy logistics. These assets provide the link between the source point of energy products such as natural gas and natural gas liquids and oil and the end users.

SAI-4

Natural gas Midstream Assets first collect natural gas from the wellhead in small diameter pipelines, known as gathering systems. After natural gas is gathered, it can be either delivered directly into a natural gas pipeline system or to gas processing and treating plants for removal of natural gas liquids and impurities. After being processed, resulting “residue” natural gas is transported by large diameter intrastate and interstate pipelines across the country to satisfy end-user demand. During the transportation process, natural gas may be placed in storage facilities, which consist of salt caverns, aquifers and depleted gas reservoirs, for withdrawal at a later date. Finally, after transported by the intrastate and interstate pipelines, natural gas enters small diameter distribution lines, usually owned by local utilities, for delivery to consumers of such natural gas.

Midstream Assets also transport natural gas liquids (“NGLs”). Before natural gas can be transported through major transportation pipelines it is often processed by removing NGLs to meet pipeline specifications. NGLs are transported by pipelines, truck and rail from natural gas processing plants to fractionators and storage facilities. At the fractionator, the NGLs are separated into component products such as ethane, propane, butane and natural gasoline. These products are then transported to storage facilities and end consumers, such as petrochemical facilities and other industrial users.

Similarly, Midstream Assets transport crude oil by pipeline, truck and rail from the wellhead to storage facilities, refineries or export facilities. At the refinery, oil is refined into gasoline, distillates (such as diesel and heating oil) and other refined products. Refined products are then transported by pipeline from the refinery to storage facilities and are ultimately transported to end users such as gas stations, airports and other industrial users. At export facilities, crude oil is loaded onto marine vessels for transportation to international markets.

Owners of Midstream Assets generally do not own the energy products flowing through their assets and, as a result, are not directly exposed to commodity price risk. Instead, Midstream Assets often charge a fee determined primarily by volume handled and service provided. In some cases, the fee charged for such service is regulated by the Federal Energy Regulatory Commission or a similar state agency.

The extent of the Fund’s investments in MLPs and the manner in which the Fund makes such investments are limited by its intention to qualify as a regulated investment company (a “RIC”) for U.S. federal income tax purposes. Under normal circumstances, at the close of any quarter of its taxable year, the Fund will invest no more than 25% of its total assets in the securities of one or more MLPs that are treated as “qualified publicly-traded partnerships” within the meaning of Section 851(h) of the Code, in accordance with the requirements of Subchapter M of the Code.

Renewable Energy Infrastructure Companies

Renewable Energy Infrastructure Companies are primarily involved in business activities related to non-carbon based energy production, storage and transmission. These companies include, primarily, companies involved in the development, generation and sale of alternative and renewable energy such as solar, wind, hydropower, biofuels or geothermal power. The Fund expects to largely avoid manufacturing businesses, technology businesses and “asset light” businesses – for example, companies who manufacture solar cells, batteries or wind turbines – and research-intensive businesses or early-stage ventures.

The Fund intends to focus on Renewable Energy Infrastructure Assets that generate electricity pursuant to long-term contracts at agreed upon rates. As a result, the companies in which we intend to invest generate a highly visible stream of long-term contracted cash flows from tangible, hard assets. The Fund intends to focus on those publicly-traded companies that offer a sustainable current yield with potential growth opportunities and attractive risk-adjusted returns.

Renewable Energy Infrastructure Assets generally generate revenue by selling the power they produce under long-term contracts (generally 15 to 25 years). These are often referred to as power purchase agreements and will specify a fixed price for the power, usually indexed to inflation. The buyer of the power is usually a utility, government entity, or a corporation sourcing the power directly.

While the Fund may invest in a broad array of Renewable Energy Infrastructure Companies, we intend to focus on those companies that specialize in renewable energy production from solar, wind and hydropower sources.

SAI-5

Solar power refers to the conversion of sunlight into electricity. The most common solar power technologies are photovoltaics (“PV”) and concentrated solar power (“CSP”). PV solar panels convert light into electricity through a chemical reaction that takes place within solar cells containing a photovoltaic material. CSP power plants use a large number of mirrors to concentrate sunlight towards a steam turbine connected to an electrical power generator.

Wind power refers to the generation of electricity by using large rotating turbines to capture kinetic energy from the wind. The vast majority of wind turbines are located on land, often in rural areas with particularly strong wind resource, but offshore wind deployment is growing rapidly, and usually involves much larger turbines installed miles off the coast, out of view from the shore.

Wind and solar power plants provide “intermittent” generation to the grid. When the sun is shining or the wind is blowing, these facilities can operate at full capacity and may comprise a large percentage of a region’s power generation at certain times. For example, solar power can produce 50-60% of California’s power needs at certain points in the day. At other times however, wind and solar may produce no power at all.

Hydroelectric power has occupied a meaningful portion of global electricity generation for decades. A typical hydroelectric plant is a system with: a power plant where the electricity is produced and a dam or river to provide water flow. The water behind the dam or flowing through a river flows through an intake and pushes against blades in a turbine, causing them to turn, which spins a generator to produce electricity.

Wind and solar have historically been a very minor portion of the global energy mix, and comprise less than 10% of electricity production, even after several years of rapid growth. While hydro is currently the dominant form of renewable power generation, the vast majority of recent global growth has been focused on wind and solar.

Biofuels are fuels produced directly or indirectly from organic material – biomass – including plant materials and animal waste. Conversion technologies allow the extraction of biofuels, which can be solid, gaseous, or liquid, from materials such as wood, crops and waste material. A distinction is made between primary and secondary biofuels. In the case of primary biofuels, such as fuelwood, wood chips and pellets, organic materials are used in an unprocessed form, primarily for heating, cooking or electricity production. Secondary biofuels result from processing of biomass and include liquid biofuels such as ethanol and biodiesel that can be used in vehicles and industrial processes.

Geothermal energy is sourced from heat within the earth’s crust. Geothermal power plants require high-temperature (300°F to 700°F) hydrothermal resources that come from either dry steam wells or from hot water wells. To access this resource, operators drill wells into the earth and then pipe steam or hot water to the surface. The hot water or steam powers a turbine that generates electricity. Though the Earth’s geothermal resource is theoretically sufficient to supply global energy demand, only a fraction of it can be profitably exploited (activity has been historically limited to areas near tectonic plate boundaries). Some wells are as much as two miles deep.

Additionally, Kayne Anderson will identify potential private investments through its dialogue with management teams, members of the financial community and energy industry participants with whom Kayne Anderson’s investment professionals have long-term relationships. Kayne Anderson will pursue opportunities to make negotiated direct investments in issuers where its analysis indicates a need for additional capital. It will also seek opportunities to purchase outstanding securities on favorable terms from holders who have a desire but limited ability to monetize their holdings.

Direct Lending Investments

Direct Lending Investments have varying degrees of risk as measured by the claim on the assets of the borrower, among other things. Below is an overview of the types of debt investments typically used in middle market lending:

(i)

First Lien: First priority, perfected lien against substantially all assets, often including a pledge of the capital stock of the business. In most instances, the majority of the value of the underlying collateral is represented by the enterprise value of the business. These instruments are typically floating rate investments priced with a spread to LIBOR.

SAI-6

(ii)

Second Lien: Second in priority to the collateral of a company behind first lien lenders, albeit on a secured basis. These instruments are typically floating rate investments priced with a spread to LIBOR but are sometimes structured as fixed rate loans.

(iii)

Unitranche: Combines senior and some junior credit risk into one loan with a single set of documents and a single first priority, perfected lien. These instruments can generally be thought of as first lien investments beyond what may otherwise be considered “typical” first lien leverage levels, effectively representing a greater portion of the overall capitalization of the underlying business. Importantly, these investments are typically made at a lower loan-to-value than traditional subordinated financing structures. These instruments are typically structured as floating rate investments priced with a spread to LIBOR such that effective pricing represents a blend of the cost of capital from a senior / subordinated financing might have been otherwise.

(iv)

Subordinated: Subordinated financing is debt that is junior to all liens of senior secured lenders but senior to equity claims upon a liquidation or sale of the business. These instruments are typically fixed rate loans in some combination of cash interest and payment-in-kind (interest that is not paid in cash but accrues to the principal balance of the loan, which is then repaid upon maturity or other repayment). The Fund will not invest in subordinated loans.

The Fund intends to primarily invest in first lien and unitranche loans for its Direct Lending Investments, with some investment in second lien instruments. These types of loans generally rank ahead of other debt instruments in the borrower’s capital structure and are typically secured, either on a senior or junior basis, by tangible and intangible assets as well as a pledge of the stock of the company. The terms governing these loans typically impose restrictive covenants on the borrower intended to protect the economic interest of the lender.

Direct Lending Investments are directly sourced, underwritten, negotiated and actively monitored. Kayne Anderson plans to lead or co-lead the vast majority of its investments. In addition, Kayne Anderson intends to closely monitor each investment and maintain a regular dialogue with both management teams and other stakeholders.

The Fund will make these investments in conjunction with other Kayne Anderson-managed funds, most notably Kayne Anderson Senior Credit Funds, and SMAs as part of a co-investment transaction. Kayne Anderson intends to rely on exemptive relief from the SEC for these co-investment transactions. The typical Direct Lending Investment made by Kayne Anderson will range from $15 to $150 million, with the Fund’s portion of such investment being allocated in a manner consistent with our Adviser’s allocation policy and procedures with other Kayne funds and SMAs.

Middle Market Companies

According to the National Center for the Middle Market, there are nearly 200,000 middle market companies in the United States operating across a wide range of industries and geographies. Together, these businesses represent approximately one-third of U.S. private sector GDP. Kayne Anderson believes this large universe presents opportunity as these potential borrowers continue to access debt capital to refinance existing debt, support growth and finance acquisitions.

Middle market companies are generally limited in their ability to access the institutional leveraged loan and high yield bond markets due to challenging size and liquidity requirements imposed by institutional investors. In addition to commanding higher pricing, principally due to illiquidity, directly negotiated middle market financings generally provide for more favorable terms to lenders than broadly syndicated loans, including more conservative leverage ratios, stronger covenants and reporting packages, better call protection and more restrictive change-of-control provisions.

The Fund may invest in a wide range of industries, but seeks to target investments in companies with (i) defensible market position, (ii) stable and predictable cash flows and (iii) limited technological, regulatory or other exogenous risks. The Fund’s investment decisions are guided by a disciplined, bottoms-up analysis that is based on a thorough, hands-on credit due diligence process developed and employed over many years.

SAI-7

Investment Securities

The types of securities in which we may invest include, but are not limited to, the following:

Equity Securities

Equity investments generally represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of an issuer’s bankruptcy. Prices of equity securities fluctuate for several reasons, including because of changes, or perceived changes, in the business, financial condition or prospects of the issuer or because of changes in financial or market conditions that may affect particular industries or the economy in general.

Common Shares

Holders of common shares generally have voting rights with respect to the issuer, however, we do not expect to have voting control with respect to any of the issuers of listed equity securities in which we invest, and we may not have voting control with respect to some or all of our private equity investments. Upon the liquidation or winding up of the issuer, holders of common shares are entitled to the assets of the issuer that remain after satisfying all obligations owed to the issuer’s creditors, including holders of debt securities, and holders of the issuer’s preferred stock. Holders of common shares also may receive dividends, however, unlike the dividends payable with respect to preferred stock (which is described below), dividends payable with respect to common shares are not fixed but are declared at the discretion of the issuer’s board of directors.

Common Units of MLPs

MLP common units represent an equity ownership interest in an MLP, however, MLP common unit holders generally have limited voting rights, compared to the voting rights of holders of a corporation’s common stock, and play a limited role in the MLP’s operations and management. Common units of an LLC represent an equity ownership in an LLC. LLC common unit holders typically have broader voting rights than common unit holders of entities organized as limited partnerships. Interests in MLP or LLC common units entitle the holder to a share of the company’s success through distributions and/or capital appreciation. As a RIC, we may invest no more than 25% of our total assets in securities of entities treated as qualified publicly-traded partnerships for federal income tax purposes, which generally includes MLPs.

Preferred Equity

Upon the liquidation or winding up of the issuer, holders of preferred equity have a preference over holders of the issuer’s common equity, however, their claims to the assets of the issuer are subordinated to the claims of the issuer’s creditors, including holders of debt securities. Holders of preferred equity also receive distributions or dividends at a specified annual rate, although this rate may be changed or omitted by the issuer under certain circumstances. Market prices of preferred equities generally fluctuate with changes in market interest rates and, if applicable, the price of underlying common shares. Under normal conditions, holders of preferred equity usually do not have voting rights with respect to the issuer.

Convertible preferred equity is preferred equity that may be exchanged or converted into a predetermined number of shares of the issuer’s common equity or another equity security at the option of the holder under specified circumstances. The investment characteristics of convertible preferred equity vary widely, which allows convertible preferred equity to be employed for a variety of investment strategies. We will exchange or convert convertible preferred equity into shares of common equity when, in the opinion of our Adviser, the investment characteristics of the common equity or other equity security will assist us in achieving our investment objective. We also may elect to hold or trade convertible preferred equity. In selecting convertible preferred equities, our Adviser evaluates the investment characteristics of the convertible preferred equity as well as the investment potential of the common equity or other equity security into which it may be converted for capital appreciation.

SAI-8

Debt Instruments

Debt instruments represent an interest in a borrower’s indebtedness. Different types of debt instruments provide different terms for the payment of principal and interest and priority in the event of an issuer’s default or bankruptcy. Prices of debt instruments fluctuate for several reasons, including in response to changes in market interest rates and changes, or perceived changes, in the creditworthiness of the borrower.

Corporate Loans

Corporate loans are debt instruments in which a company borrows money from providers for a variety of reasons, including financing operations, providing working capital, refinancing existing debt, engaging in acquisitions, paying dividends or financing stock buy-backs or recapitalizing.

Corporate loans are typically secured by assets, with financial covenants that are more restrictive than the financial covenants in bonds and notes. Corporate loans generally rank ahead of other debt instruments in the borrower’s capital structure and are typically secured, either on a senior or junior basis, by tangible and intangible assets as well as a pledge of the stock of the company. The terms governing these loans typically impose restrictive covenants on the borrower intended to protect the economic interest of the lender. These loans typically pay floating interest rates.

Prices of corporate loans fluctuate for several reasons, including in response to changes in market interest rates and changes, or perceived changes, in the creditworthiness of the borrower.

Corporate Bonds and Notes

Corporate bonds and notes are debt securities issued by U.S. and non-U.S. businesses to borrow money from investors for a variety of reasons, including to finance operations, provide working capital, refinance existing debt, engage in acquisitions, pay dividends or finance stock buy-backs or recapitalize. The issuer of a bond or note pays the investors a fixed, variable or floating rate of interest and normally must repay the amount borrowed on or before a stated maturity date. Certain bonds and notes in which we may invest may be convertible into equity securities of the issuer or its affiliates. The corporate bonds and notes in which we invest will typically be unsecured but may be secured by a lien on specified assets of the issuer and/or its affiliates. Any such lien may be subordinated to liens securing the issuer’s senior debt. The corporate bonds or notes in which we invest may pay interest in cash or in kind. With respect to payment-in-kind securities, the issuer pays interest in the form of additional securities rather than cash.

The investment return of a corporate bond or note reflects the interest payments received and changes in the market price of the bond or note during the holding period. The market price of a corporate bond or note may be expected to rise and fall inversely with market interest rates generally and in response to actual or perceived changes in the creditworthiness of the issuer. Because of the wide range of types and maturities of corporate bonds and notes, as well as the range of creditworthiness of their issuers, the risk-return profiles of corporate bonds and notes vary widely. For example, notes issued by a large established corporation that is rated investment grade may offer a modest return but carry relatively limited risk. On the other hand, a long-term bond issued by a smaller, less established corporation that is rated below investment grade may have the potential for relatively large returns but carries a relatively high degree of risk.

High Yield and Unrated Securities

The corporate debt securities and directly-originated loans in which we invest generally will be high yield debt securities, which are commonly referred to as “junk” bonds and are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. These securities will be rated below investment grade at the time of investment by at least one nationally recognized statistical rating organization or deemed to be of comparable quality by our Adviser. The directly-originated municipal securities in which we invest generally will be unrated. In addition, certain of the corporate debt securities in which we invest may be unrated. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their debt securities. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed by our Adviser to determine whether to purchase, hold or sell unrated debt securities.

SAI-9

Variable- and Floating Rate Securities

Variable- and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be event based, such as based on a change in the prime rate. We may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every three to six months. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the market value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. We also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.

U.S. Government Obligations

We may invest in U.S. government obligations. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. government obligations include securities issued or guaranteed by government-sponsored enterprises.

Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.

Investment Practices

Covered Calls

While we have no current intent to do so, we may write call options with the purpose of generating realized gains or reducing our ownership of certain equity securities. We will only write call options on securities that we hold in our portfolio (i.e., covered calls). A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. At the time the call option is sold, the writer of a call option receives a premium (or call premium) from the buyer of such call option. If we write a call option on a security, we have the obligation upon exercise of such call option to deliver the underlying security upon payment of the exercise price. When we write a call option, an amount equal to the premium received by us will be recorded as a liability and will be subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by us as realized gains from investments on the expiration date. If we repurchase a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether we have realized a gain or loss. We, as the writer of the option, bear the market risk of an unfavorable change in the price of the security underlying the written option.

Interest Rate Swaps

We may utilize hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of our Leverage Instruments. Such interest rate swaps would principally be used to protect us against higher costs on our Leverage Instruments resulting from increases in short-term interest rates. We anticipate that the majority of our interest rate hedges will be interest rate swap contracts with financial institutions.

SAI-10

Use of Arbitrage and Other Derivative-Based Strategies

While we have no current intent to do so, we may use short sales, arbitrage and other strategies to try to generate additional return. As part of such strategies, we may (i) engage in paired long-short trades to arbitrage pricing disparities in securities held in our portfolio; (ii) purchase call options or put options, (iii) enter into total return swap contracts; or (iv) sell securities short. Paired trading consists of taking a long position in one security and concurrently taking a short position in another security within the same or an affiliated issuer. With a long position, we purchase a stock outright; whereas with a short position, we would sell a security that we do not own and must borrow to meet our settlement obligations. We will realize a profit or incur a loss from a short position depending on whether the value of the underlying stock decreases or increases, respectively, between the time the stock is sold and when we replace the borrowed security. See “Risk Factors—Risks Related to Our Investments and Investment Techniques—Equity Securities Risks—Short Sales Risk.” We do not intend to have a net short position that exceeds 2% of our total assets.

Other Risk Management Strategies

We may also use various hedging and other risk management strategies to seek to manage market risks or foreign currency risks. Such hedging strategies would be utilized to seek to protect against possible adverse changes in the market value of securities held in our portfolio or foreign currency exchange rates, or to otherwise protect the value of our portfolio. We may execute our hedging and risk management strategy by engaging in a variety of transactions, including buying or selling options, swaps or futures contracts on indexes or foreign currencies. See “Risk Factors — Risks Related to Our Investments and Investment Techniques — Derivatives and Hedging Risk.”

Subsidiaries

If our Adviser determines it to be appropriate or necessary, we may form one or more wholly owned subsidiaries in one or more jurisdictions, each of which would be treated as a corporation for U.S. federal income tax purposes. We may invest either directly or indirectly through such subsidiaries. We will be the sole shareholder of any such subsidiary. We may invest indirectly through the subsidiaries if our Adviser believes it is desirable to do so to comply with the requirements for qualification as a RIC under the Code.

Any such subsidiaries will not be registered under the 1940 Act and will not be subject to all of the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or any jurisdiction in which a subsidiary is formed could result in our inability or the inability of the subsidiaries to operate as described in this prospectus and our statement of additional information and could adversely affect the Fund. Our Board will have oversight responsibility for the investment activities of the Fund, including the Fund’s investments in any subsidiary, and our role as the sole shareholder of any subsidiary.

The assets of any subsidiaries and the assets of the Fund, taken as a whole, will be subject to the same investment restrictions and limitations, and the subsidiary will be subject to the same compliance policies and procedures, as the Fund. As a result, investments held through a subsidiary will be taken into account in determining compliance with the investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, affiliated transactions and the timing and method of the valuation of any subsidiary’s portfolio investments.

Temporary Investments and Defensive Investments

Pending investment of the proceeds of this offering (which we expect may take up to approximately twelve months following the closing of this offering), we may invest offering proceeds in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities. We also may invest in these instruments on a temporary basis to meet working capital needs, including, but not limited to, for collateral in connection with certain investment techniques, to hold a reserve pending payment of distributions and to facilitate the payment of expenses and settlement of trades.

SAI-11

Under adverse market or economic conditions, we may invest up to 100% of our total assets in these securities. The yield on these securities may be lower than the returns on equity securities or yields on lower rated debt securities. In addition, as the Termination Date approaches, we may invest a portion of our assets, which may be significant, in these securities. To the extent we invest in these securities on a temporary basis or for defensive purposes, we may not achieve our investment objective.

Repurchase Agreements

As temporary investments, we may invest in repurchase agreements. A repurchase agreement is a contractual agreement whereby the seller of securities agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed-upon repurchase price determines the yield during our holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. Income generated from transactions in repurchase agreements will be taxable. We will only enter into repurchase agreements with registered securities dealers or domestic banks that, in the opinion of our Adviser, present minimal credit risk. Our risk is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold, but we may incur a loss if the value of the collateral declines, and may incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by us may be delayed or limited. Our Adviser will monitor the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that such value always equals or exceeds the agreed-upon repurchase price. In the event the value of the collateral declines below the repurchase price, we will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price, including interest.

Lending of Portfolio Securities

We may lend our portfolio securities to broker-dealers and banks. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by us. We would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. We may pay reasonable fees for services in arranging these loans. We would have the right to call the loan and obtain the securities loaned at any time on notice of not more than five business days. We would not have the right to vote the securities during the existence of the loan but would call the loan to permit voting of the securities, if, in our Adviser’s judgment, a material event requiring a stockholder vote would otherwise occur before the loan was repaid. In the event of bankruptcy or other default of the borrower, we could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while we seek to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights.

Portfolio Turnover

We anticipate that our annual portfolio turnover rate will range between 20% and 30%, but the rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in our Adviser’s execution of investment decisions. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by us. See “Material U.S. Federal Income Tax Consequences.”

Allocation of Investment Opportunities

Our Adviser and its affiliates currently manage, and may in the future have, other clients with similar or competing investment objectives. Specifically, Kayne Anderson also manages KYN, KMF and several private investment funds that invest in the Energy & Infrastructure Sector. Some of the affiliated funds have investment objectives that overlap with ours.

SAI-12

Investment decisions for us are made independently from those of Kayne Anderson’s other clients; however, from time to time, the same investment decision may be made for more than one fund or account. When two or more clients advised by Kayne Anderson or its affiliates seek to purchase or sell the same publicly-traded securities, the securities actually purchased or sold are allocated by Kayne Anderson in its discretion in accordance with the clients’ various investment objectives and its allocation policies. In addition, Kayne Anderson has adopted a formal credit conflicts policy to address actual and potential conflicts with respect to matters arising from the investment activities of the broader credit platform including, but not limited to, refinancings, follow-ons and investments across a capital structure. In some cases, this system may adversely affect the price or size of the position we may obtain. In other cases, however, our ability to participate in volume transactions may produce better outcomes for us.

Kayne Anderson has applied for exemptive relief from the SEC that permits certain co-investment transactions. There is no assurance that Kayne Anderson will obtain such relief, however. If received, Kayne Anderson will have the ability to allocate investment opportunities of certain negotiated transactions between the Fund and other Kayne Anderson accounts in a manner consistent with Kayne Anderson’s allocation policy and procedures, up to the amount proposed to be invested by each. All accounts generally are required to participate on the same terms. Pursuant to the exemptive order, Kayne Anderson will be required to provide the board of directors of each participating registered fund with certain information concerning the relevant investment. A majority (as defined in section 57(o) of the 1940 Act) of the directors eligible to consider the co-investment transaction of each participating registered fund must approve such registered fund’s participation in the co-investment transaction.

SAI-13

MANAGEMENT OF THE FUND

Board and Officers

Our trustees under our Declaration of Trust are designated as directors, and our business and affairs are managed under the direction of our Board, including supervision of the duties performed by our Adviser. Our Board currently consists of                  individuals. The Board consists of a majority of trustees who are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our “Independent Directors.” The Board elects our officers, who serve at the Board’s discretion and are responsible for our day-to-day operations.

In accordance with the Fund’s Declaration of Trust, its Board is divided into three classes of approximately equal size. Trustees serve until the third annual meeting following their election and until their successors are duly elected and qualified.

The term “Independent Director” is used to refer to a trustee who is not an “interested person,” as defined in the 1940 Act, of the Fund, of Kayne Anderson or of our underwriters in offerings of our securities from time to time as defined in the 1940 Act. None of the Independent Directors, nor any of their immediate family members, has ever been a director, officer or employee of Kayne Anderson or its affiliates. Kevin S. McCarthy and James C. Baker are “interested persons” or “Interested Directors” by virtue of their employment relationship with Kayne Anderson.

The following tables include information regarding the Fund’s trustees, trustee nominees and officers, and their principal occupations and other affiliations during the past five years. The address for all directors is 811 Main Street, 14th Floor, Houston, Texas 77002.

Messrs. Baker and McCarthy also serve on the board of directors of Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”) and Kayne Anderson MLP/Midstream Investment Company (“KYN”). Each of KYN and KMF is a closed-end investment company registered under the 1940 Act that is advised by Kayne Anderson.

Independent Directors

Name And Age	Position(s) Held with Company, Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Public Company Directorships Held During the Past Five Years

(1)	The 1940 Act requires the term “Fund Complex” to be defined to include closed-end funds advised by Kayne Anderson, and includes the Fund, KMF and KYN.

SAI-14

Interested Directors

Name And Age(1)	Position(s) Held with Company, Term of Office and Length of Time Served	Principal Occupation During Past Five Years(2)	Number of Portfolios in Fund Complex(3) Overseen by Director	Other Public Company Directorships Held During the Past Five Years
James C. Baker(4) (born 1972)	Chief Executive Officer since inception. Elected annually as an officer.	Partner and Senior Managing Director of Kayne Anderson since February 2008. Chief Executive Officer of KYN and KMF since July 2019. President of KYN and KMF from June 2016 to July 2019. Executive Vice President of KYN from June 2008 to June 2016 and of KMF from August 2010 to June 2016. Vice President of KYN from June 2005 to June 2008.	3	Current: • KYN • KMF Prior: • KED • K-Sea Transportation Partners L.P. (shipping MLP) • Petris Technology, Inc. (data management for energy companies) • ProPetro Services, Inc. (oilfield services)
Kevin S. McCarthy(4) (born 1959)	Chairman of the Board since inception	Vice Chairman of Kayne Anderson since January 2019. Managing Partner of Kayne Anderson since June 2004. Chairman of the Board of KYN and KMF since inception. Chief Executive Officer of KYN from 2004 to July 2019 and of KMF from 2010 to July 2019.	3	Current: • KYN • KMF • Altus Midstream Company (midstream company) Prior: • KYE • KED

•  Clearwater Natural Resources, L.P. (coal mining)

•  Direct Fuels Partners, L.P. (transmix refining and fuels distribution)

•  Emerge Energy Services LP (frac sand MLP)

•  International Resource Partners LP (coal mining)

•  K-Sea Transportation Partners L.P. (shipping MLP)

•  ONEOK, Inc. (midstream company)

•  ProPetro Services, Inc. (oilfield services)

•  Range Resources Corporation (oil and gas exploration and production company)

SAI-15

(1)	The address of each director officer is c/o Kayne Anderson Fund Advisors, LLC, 811 Main Street, 14th Floor, Houston, Texas, 77002.
(2)

In August 2018, Kayne Anderson Energy Total Return Fund, Inc. (“KYE”) merged into KMF and Kayne Anderson Energy Development Company (“KED”) merged into KYN, respectively. The table above presents those principal occupations for each interested director above for KYN and KMF and does not set forth the principal occupations, if any, for KYE and KED.

(3)	The 1940 Act requires the term “Fund Complex” to be defined to include closed-end funds advised by Kayne Anderson, and includes the Fund, KMF and KYN.
(4)	James C. Baker and Kevin S. McCarthy are “interested persons” or “Interested Directors” by virtue of their employment relationship with Kayne Anderson.

James C. Baker. Mr. Baker serves on the Board of Directors and is Chief Executive Officer of the Fund, KYN and KMF. He has been a Senior Managing Director of Kayne Anderson since February 2008. He previously served as President of KYN and KMF from June 2016 to July 2019. He previously served as Executive Vice President of KYN from June 2008 to June 2016 and of KMF from August 2010 to June 2016; and as Vice President of KYN from June 2005 to June 2008. Prior to joining Kayne Anderson in 2004, Mr. Baker was a director in the energy investment banking group at UBS Securities LLC. At UBS, he focused on securities underwriting and mergers and acquisitions in the MLP industry. Mr. Baker previously served on the boards of directors of K-Sea Transportation Partners L.P., Petris Technology, Inc., and ProPetro Services, Inc. Mr. Baker holds a B.B.A. in Finance from the University of Texas and a M.B.A. from Southern Methodist University. Mr. Baker’s position of responsibility at the Fund, KYN and KMF and Kayne Anderson make him a valued member of the Board.

Kevin S. McCarthy. Mr. McCarthy is Chairman of the Board of the Fund, KYN and KMF. Mr. McCarthy has extensive knowledge of the operations, personnel, and financial resources of the closed-end funds managed by Kayne Anderson. He has also been Vice Chairman of Kayne Anderson since January 2019 and Managing Partner of Kayne Anderson since June 2004. Prior to joining Kayne Anderson in 2004, Mr. McCarthy was most recently global head of energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities, including direct responsibilities for securities underwriting and mergers and acquisitions in the MLP industry. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. In addition to his directorships at the Fund, KYN and KMF, Mr. McCarthy is also on the board of directors of Altus Midstream Company. Mr. McCarthy has previously served on the boards of directors of several publicly-traded energy companies, including Range Resources Corporation, ONEOK, Inc., Emerge Energy Services LP and K-Sea Transportation Partners L.P. Mr. McCarthy earned a B.A. in Economics and Geology from Amherst College in 1981 and an M.B.A. in Finance from the Wharton School at the University of Pennsylvania in 1984. Mr. McCarthy’s experience at KYN and KMF and Kayne Anderson, combined with his experience advising energy companies as an investment banker, make him a valued member of the Board.

Committees of the Board

The Board has three standing committees: the Audit Committee, the Valuation Committee and the Nominating, Corporate Governance and Compensation Committee (the “Nominating Committee”). The table below shows the directors currently serving on the committees:

	Audit	Valuation	Nominating
Independent Directors

Interested Directors
James C. Baker
Kevin S. McCarthy

SAI-16

•

Audit Committee. The Audit Committee operates under a written charter (the “Audit Committee Charter”), which was adopted and approved by the Board and established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee Charter conforms to the applicable listing standards of the New York Stock Exchange (the “NYSE”). The Audit Committee Charter is available on the Fund’s website (www.kaynefunds.com). The Audit Committee, among others, approves and recommends to the Board the election, retention or termination of the Company’s independent auditors; approves services to be rendered by such auditors; monitors and evaluates each auditors’ performance; reviews the results of the Fund’s audit; determines whether to recommend to the Board that the Fund’s audited financial statements be included in the Fund’s Annual Report; monitors the accounting and reporting policies and procedures of the Fund and the Fund’s compliance with regulatory requirements; and responds to other matters as outlined in the Audit Committee Charter. Each Audit Committee member is “independent” under the applicable NYSE listing standard.

•

Valuation Committee. The Valuation Committee is responsible for the oversight of the Fund’s valuation procedures and the valuation of the Fund’s securities in accordance with such procedures. The Valuation Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Fund’s website (www.kaynefunds.com).

•

Nominating Committee. The Nominating Committee is responsible for appointing and nominating Independent Directors to the Board. Each Nominating Committee member is “independent” under the applicable NYSE listing standards. The Nominating Committee operates under a written charter adopted and approved by the Board (the “Nominating Committee Charter”), a copy of which is available on the Fund’s website (www.kaynefunds.com). The Nominating Committee has not established specific, minimum qualifications that must be met by an individual for the Committee to recommend that individual for nomination as a director. The Nominating Committee expects to seek referrals for candidates to consider for nomination from a variety of sources, including current directors, the Company’s management, investment adviser and counsel, nominees properly recommended by shareholders, and may also engage a search firm to identify or evaluate or assist in identifying or evaluating candidates. As set forth in the Nominating Committee Charter, in evaluating candidates for a position on the Board, the Committee considers a variety of factors, including, as appropriate:

•	the candidate’s knowledge in matters relating to the investment company or to the energy industry;

•	any experience possessed by the candidate as a director or senior officer of public companies;

•	the candidate’s educational background;

•	the candidate’s reputation for high ethical standards and personal and professional integrity;

•	any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications;

•

the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board;

•

the candidate’s ability to qualify as an independent director for purposes of the 1940 Act, the candidate’s independence from the Fund’s service providers and the existence of any other relationships that might give rise to a conflict of interest or the appearance of a conflict of interest; and

SAI-17

•

such other factors as the Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions (e.g., whether or not a candidate is an “audit committee financial expert” under the federal securities laws).

The Nominating Committee also considers diversity, including gender, race and national origin, education, professional experience, skills and viewpoints in identifying nominees for director. The Nominating Committee does not have a formal policy with respect to diversity; however, the Board and the Nominating Committee believe that it is important that the Board members represent diverse skills, backgrounds, experiences and perspectives.

Board Leadership Structure

The Fund’s business and affairs are managed under the direction of its Board, including the duties performed for the Fund pursuant to its investment management agreement. Among other things, the Board sets broad policies for the Fund, approves the appointment of the Fund’s investment adviser, administrator and officers, and approves the engagement, and reviews the performance of the Fund’s independent registered public accounting firm. The role of the Board and of any individual director is one of oversight and not of management of the day-to-day affairs of the Fund.

The Board currently consists of                  directors,                  of whom are Independent Directors. As part of each regular Board meeting, the Independent Directors will meet separately from Kayne Anderson and, as part of at least one Board meeting each year, with the Fund’s Chief Compliance Officer. The Board will review its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Fund.

The Board may designate a Chairman to preside over meetings of the Board and meetings of shareholders, and to perform such other duties as may be assigned to him or her by the Board. The Fund does not have an established policy as to whether the Chairman of the Board shall be an Independent Director and believes that having the flexibility to designate its Chairman and reorganize its leadership structure from time to time is in the best interests of the Company and its shareholders.

Presently, Mr. McCarthy serves as Chairman of the Board. Mr. McCarthy is an “interested person” of each Company, as defined in the 1940 Act, by virtue of his employment relationship with Kayne Anderson. The Fund believes that Mr. McCarthy’s history with the Fund, familiarity with the Kayne Anderson investment platform and extensive experience in the field of energy-related investments qualifies him to serve as the Chairman of the Board. The Board has determined that the composition of the Audit and Nominating Committees being Independent Directors only is an appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an interested person of the Fund.

Currently, the Board has not designated lead Independent Director. Instead, we expect that all of the Independent Directors play an active role serving on the Board. The Independent Directors constitute a majority of the Board and will be closely involved in all material deliberations related to the Fund. The Board believes that, with these practices, each Independent Director has an equal stake in the Board’s actions and oversight role and equal accountability to the Fund and its shareholders.

Board Role in Risk Oversight

The Board oversees the services provided by Kayne Anderson, including certain risk management functions. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways, and the Board implements its risk oversight function both as a whole and through Board committees. In the course of providing oversight, the Board and its committees will receive reports on the Fund’s activities, including those related to the Fund’s investment portfolio and its financial accounting and reporting. Each Board also is expected to meet at least quarterly with the Fund’s Chief Compliance Officer, who reports on the compliance of the Fund with the federal securities laws and the Fund’s internal compliance policies and procedures. The meetings of the Audit Committee with the Fund’s independent registered public accounting firm also contribute to Board oversight of certain internal control risks. In addition, the Board will meet periodically with representatives of the Fund and Kayne Anderson to receive reports regarding the management of the Fund, including those related to certain investment and operational risks, and the Independent Directors are encouraged to communicate directly with senior management.

SAI-18

The Fund believes that Board roles in risk oversight must be evaluated on a case-by-case basis and that the Board’s existing role in risk oversight is appropriate. Management believes that the Fund has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Fund or Kayne Anderson, its affiliates or other service providers.

Information about Each Trustee’s Qualifications, Experience, Attributes and Skills

The Board believes that each of its members has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to their continued service as directors of the Fund in light of the Fund’s business and structure. Each of the directors has a demonstrated record of business and/or professional accomplishment that indicates that they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the tables above. Each of the trustees has experience serving on the Boards of funds affiliated with Kayne Anderson for a number of years. In addition, many of the trustees have served as members of the board of other public companies, non-profit entities or other organizations. Therefore, they have substantial boardroom experience and, in their service to the Fund and its affiliates, have gained substantial insight as to the operation of the Fund and have demonstrated a commitment to discharging oversight duties as directors in the interests of shareholders.

In addition to the information provided in the tables above, certain additional information regarding the directors and their Director Attributes is provided below. The information provided below, and in the tables above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work with other members of the Board, to communicate effectively, to exercise judgment and to ask incisive questions, and commitment to stockholder interests. The Board will annually conduct a self-assessment wherein the effectiveness of the Board and individual directors is reviewed. In conducting its annual self-assessment, each Board has determined that the directors have the appropriate attributes and experience to continue to serve effectively as trustees.

James C. Baker. Mr. Baker serves on the Board of Directors and is Chief Executive Officer of the Fund, KYN and KMF. He has been a Senior Managing Director of Kayne Anderson since February 2008. He previously served as President of KYN and KMF from June 2016 to July 2019. He previously served as Executive Vice President of KYN from June 2008 to June 2016 and of KMF from August 2010 to June 2016; and as Vice President of KYN from June 2005 to June 2008. Prior to joining Kayne Anderson in 2004, Mr. Baker was a director in the energy investment banking group at UBS Securities LLC. At UBS, he focused on securities underwriting and mergers and acquisitions in the MLP industry. Mr. Baker previously served on the boards of directors of K-Sea Transportation Partners L.P., Petris Technology, Inc., and ProPetro Services, Inc. Mr. Baker holds a B.B.A. in Finance from the University of Texas and an M.B.A. from Southern Methodist University. Mr. Baker’s position of responsibility at the Fund, KYN and KMF and Kayne Anderson make him a valued member of the Board.

Kevin S. McCarthy. Mr. McCarthy is Chairman of the Board of the Fund, KYN and KMF. Mr. McCarthy has extensive knowledge of the operations, personnel, and financial resources of the closed-end funds managed by Kayne Anderson. He has also been Vice Chairman of Kayne Anderson since January 2019 and Managing Partner of Kayne Anderson since June 2004. Prior to joining Kayne Anderson in 2004, Mr. McCarthy was most recently global head of energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities, including direct responsibilities for securities underwriting and mergers and acquisitions in the MLP industry. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. In addition to his directorships at KYN and KMF, Mr. McCarthy is on the board of directors of Altus Midstream Company. Mr. McCarthy has previously served on the boards of directors of several publicly-traded energy companies, including Range Resources Corporation, ONEOK, Inc., Emerge Energy Services LP and K-Sea Transportation Partners L.P. Mr. McCarthy earned a B.A. in Economics and Geology from Amherst College in 1981 and an M.B.A. in Finance from the Wharton School at the University of Pennsylvania in 1984. Mr. McCarthy’s experience at the Fund, KYN and KMF and Kayne Anderson, combined with his experience advising energy companies as an investment banker, make him a valued member of the Board.

SAI-19

Board Compensation

Trustees who are “interested persons” by virtue of their employment by Kayne Anderson, including all executive officers, serve without any compensation from the Fund. For the fiscal year ended December 31, 20            :

•	Each Independent Director will receive an annual retainer of $ . The Independent Directors, voting separately, have authority to set their compensation.

•	The chairperson of the Audit Committee will receive additional compensation of $ annually.

•	Each Independent Director will receive $ per regular Board meeting attended in person, $ per regular Board meeting attended via telephone and $ per special Board meeting attended via telephone.

•

Each Audit Committee member will receive $             per Audit Committee meeting that was more than fifteen minutes in length, and each member of any other Board committee will receive $             per other committee meeting that was more than fifteen minutes in length.

•	The Independent Directors will be reimbursed for expenses incurred as a result of attendance at meetings of the Board and its committees.

Security Ownership

Because the Fund has not yet commenced operations, none of the directors own Fund shares as of the date of this statement of additional information. The following table sets forth the dollar range of equity securities beneficially owned by each director in all funds overseen by the director as of             , 2019.

Name of Director	Aggregate Dollar Range of Fund Securities Beneficially Owned By Director**	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies*
Independent Directors

Interested Directors
James C. Baker
Kevin S. McCarthy

*	Includes the Fund, KMF and KYN.
**	As of , 2019, the officers and directors of the Fund, as a group, owned less than 1% of any class of the Fund’s outstanding shares.

SAI-20

No Independent Director or his or her immediate family member owns beneficially or of record any security of our Adviser or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with our Adviser.

Officers

Name And Age(1)	Position(s) Held with Company, Term of Office and Length of Time Served	Principal Occupations During Past Five Years(2)	Number of Portfolios in Fund Complex(3) Overseen by Director	Other Public Company Directorships Held During the Past Five Years
James C. Baker (born 1972)		See information on page SAI-15.

John Y. Eanes (born 1981)	Executive Vice President since inception. Elected annually as an officer.	Co-head of liquid credit at KACALP since 2017. Served briefly as Senior Advisor at the U.S. Department of State from January 2017 to April 2017. Partner and Portfolio Manager at Ares Management, co-heading the firm’s U.S. long-only syndicated credit business from 2013 to 2016.	1	None

Douglas L. Goodwillie (born 1975)	Executive Vice President since inception. Elected annually as an officer.	Managing Partner and co-head of private credit at Kayne Anderson since August 2011. Director at LBC Credit Partners from January 2010 to November 2011. Operating Director at Arsenal Capital Partners from January 2009 to January 2010.	1	None

Terry A. Hart (born 1969)	Chief Financial Officer, Treasurer and Assistant Secretary since inception. Elected annually as an officer.	Managing Director of Kayne Anderson since December 2005. Chief Financial Officer and Treasurer of KYN since December 2005 and of KMF since August 2010. Assistant Secretary of KYN and KMF since January 2019. Chief Financial Officer of Kayne Anderson Acquisition Corp. from December 2016 to November 2018.	3	Current: • The Source for Women (not-for-profit organization) Prior: • KED

SAI-21

Jarvis V. Hollingsworth (born 1962)	General Counsel and Secretary since inception. Elected annually as an officer.	General Counsel of Kayne Anderson since May 2019. Partner at Bracewell LLP from January 2002 to May 2019, serving on the firm’s Management Committee.	3

Current:

•  Chairman of the Board of Trustees, Teachers Retirement System of Texas (TRS)

•  Cullen/Frost Bankers, Inc.

•  Emergent Technologies, LP

Prior:

•  Infogroup, Inc.

•  University of Houston System Board of Regents

Jody C. Meraz (born 1978)	Senior Vice President. Elected annually as an officer.	Senior Managing Director of Kayne Anderson since February 2019. Managing Director of Kayne Anderson from February 2014 to February 2019. Senior Vice President of Kayne Anderson from 2011 to February 2014. Vice President of KYN and KMF since 2011.	3	None

Michael J. O’Neil (born 1983)	Chief Compliance Officer. Elected annually as an officer.	Chief Compliance Officer of Kayne Anderson since March 2012, of KYN and KMF since December 2013, and of KA Associates, Inc. (broker-dealer) since January 2013. A compliance officer at BlackRock Inc. from January 2008 to February 2012.	3	None

SAI-22

A. Colby Parker (born 1987)	Assistant Treasurer. Elected annually as an officer.	Assistant Treasurer of KYN and KMF since January 2019. Controller of Kayne Anderson since July 2015. Finance and Treasury Analyst of Kayne Anderson from June 2014 to June 2015.	3	None

John B. Riley (born 1974)	Vice President. Elected annually as an officer	Controller of Kayne Anderson since October 2006.	1	None

(1)	The address of each officer is c/o Kayne Anderson Fund Advisors, LLC, 811 Main Street, 14th Floor, Houston, Texas, 77002.
(2)

In August 2018, KYE merged into KMF and KED merged into KYN, respectively. The table above presents those principal occupations for each officer named above for KYN and KMF and does not set forth the principal occupations, if any, for KYE and KED.

(3)	The 1940 Act requires the term “Fund Complex” to be defined to include closed-end funds advised by Kayne Anderson, and includes the Fund, KMF and KYN.

Indemnification of Directors and Officers

Maryland law permits a Maryland statutory trust to include in its declaration of trust a provision limiting the liability of its directors and officers to the trust and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment as being material to the cause of action. Our Declaration of Trust contains such a provision that limits present and former directors’ and officers’ liability to us and our shareholders for money damages to the maximum extent permitted by Maryland law in effect from time to time, subject to the 1940 Act.

Our Declaration of Trust obligates us to the maximum extent permitted by Maryland law to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to:

•	any present or former director or officer who is made or threatened to be made a party to a proceeding by reason of his or her service in that capacity; or

SAI-23

•

any individual who, while a director or officer of the Fund and at the Fund’s request, serves or has served as a director, trustee officer, partner, member or manager of another trust, corporation, real estate investment trust, partnership, joint venture, limited liability company, employee benefit plan or any other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity.

Our Declaration of Trust also permits us, with Board approval, to indemnify and advance expenses to any person who served a predecessor of the Fund in any of the capacities described above and to any employee or agent of the Fund or a predecessor of the Fund.

In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Investment Adviser

Kayne Anderson Fund Advisors, LLC is our investment adviser and is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Our Adviser also is responsible for managing our business affairs and providing certain other administrative services. Our Adviser is a Delaware limited liability company. The managing member of our Adviser is KACALP, an investment adviser registered with the SEC under the Advisers Act. KACALP has one general partner, Kayne Anderson Investment Management, Inc., and a number of individual limited partners. Kayne Anderson Investment Management, Inc. is a Nevada corporation controlled by Richard A. Kayne. Kayne Anderson’s predecessor was established as an independent investment advisory firm in 1984.

The principal office of our Adviser is located at 811 Main Street, 14th Floor, Houston, Texas 77002. KACALP’s principal office is located at 1800 Avenue of the Stars, Third Floor, Los Angeles, California 90067. For additional information concerning our Adviser, including a description of the services to be provided by our Adviser, see “—Investment Management Agreement.”

Investment Management Agreement

Compensation and Expenses

We will enter into an investment management agreement (the “Investment Management Agreement”) with our Adviser. Under the Investment Management Agreement, we pay our Adviser quarterly, as compensation for the services rendered by it, a management fee equal on an annual basis to 1.35% of our average total assets. The investment management fee that we will pay our Adviser will be calculated and paid quarterly in arrears.

Our Adviser has agreed, for a period of the first twelve months following this offering, to waive a portion (0.25% of the Fund’s average total assets) of its management fee. This waiver may not be terminated by our Adviser. Our Adviser may, from time to time, grant additional waivers on our obligations, including the management fee. Because the fee paid to our Adviser is determined on the basis of our total assets, our Adviser’s interest in determining whether we should incur additional leverage may conflict with our interests.

For purposes of calculating the management fee, the “average total assets” for each quarterly period are determined by averaging the total assets at the last day of the quarter with the total assets at the last day of the prior quarter. Total assets shall be equal to average quarterly gross asset value (which includes assets attributable to or proceeds from the use of Leverage Instruments and excludes any deferred income tax assets), minus the sum of accrued and unpaid distribution on any outstanding common shares and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with Leverage Instruments issued by us and any deferred income taxes). Liabilities associated with Leverage Instruments include the principal amount of any borrowings issued by us, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by us.

SAI-24

In addition to the management fee, we pay all other costs and expenses of our operations, such as compensation of our directors (other than those employed by Kayne Anderson), custodian, transfer agency, administrative, accounting and disbursing expenses, legal fees, borrowing or leverage expenses, marketing, advertising and public/investor relations expenses, expenses of independent auditors, cost of preparing tax returns, registration fees, fidelity bond and necessary insurance premiums, out-of-pocket expenses (including travel expenses) incurred in connection with performing due diligence on, arranging or structuring prospective portfolio transactions for us, third-party expenses related to, if necessary, enforcing our rights associated with holding investments, expenses of third-party valuation services, expenses of repurchasing our securities, expenses of preparing, printing and distributing stockholder reports, notices, proxy statements and reports to shareholders and governmental agencies, and taxes, if any.

Duration and Termination

The Investment Management Agreement will be approved by our Board prior to the time we enter into it. The basis for our Board’s initial approval of the Investment Management Agreement will be provided in our initial annual report to common shareholders. The Investment Management Agreement will become effective as of the close of this offering.

The Investment Management Agreement will continue in effect from year to year after its initial two-year term commencing at the close of this offering, so long as its continuation is approved at least annually by our Board including a majority of Independent Trustees or by the vote of a “majority of our outstanding voting securities” (as such term is defined under the 1940 Act). The Investment Management Agreement may be terminated at any time without the payment of any penalty upon 60 days’ written notice by either party, or by action of the Board or by a vote of a majority of our outstanding voting securities, accompanied by appropriate notice. It also provides that it will automatically terminate in the event of its assignment, within the meaning of the 1940 Act. This means that an assignment of the Investment Management Agreement to an affiliate of Kayne Anderson would normally not cause a termination of the Investment Management Agreement.

Portfolio Managers

Management of our portfolio is led by James C. Baker, John Y. Eanes and Douglas L. Goodwillie. In addition, J.C. Frey, Jody C. Meraz, Justin D. Campeau and Mike E. Schimmel will act as assistant portfolio managers for the Fund. Our portfolio managers draw on the support of the research analyst team at Kayne Anderson. Biographical information for our portfolio managers is set forth in our prospectus under the heading “Management of the Fund—Portfolio Managers.”

Investment Committee

An Investment Committee of our Adviser will provide strategic oversight and determine the allocation of our investment portfolio among Energy & Infrastructure Equity Investments, Direct Lending Investments and Liquid Credit Investments, based on prevailing market conditions, available investment opportunities and other factors, and may change the allocation of our total assets among these asset classes or security types from time to time without prior approval from or notice to our common shareholders. The Investment Committee oversight role includes approval of certain direct investments. Biographical information for the members of our Investment Committee is set forth in our prospectus under the heading “Management of the Fund—Investment Committee.”

Investment Teams

Subject to the oversight of our Board, the portfolio managers and the Investment Committee and pursuant to the Investment Management Agreement, investment teams are responsible for the day-to-day management of their respective sleeves of our overall investment portfolio. Our portfolio is managed by three investment teams of Kayne Anderson: an Energy & Infrastructure Equity Investments Team, a Direct Lending Investments Team and a Liquid Credit Investments Team. Biographical information for the members of our investment teams is set forth in our prospectus under the heading “Management of the Fund—Investment Teams.”

SAI-25

Other Accounts Managed by Portfolio Managers

The following table reflects information regarding accounts for which the portfolio managers and assistant portfolio managers have day-to-day management responsibilities (other than us). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment accounts and (iii) other accounts, and include accounts that pay advisory fees based on account performance shown in the separate table below. Information is shown as of             , 2019. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (Excluding us)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
		($ in millions)		($ in millions)		($ in millions)
James C. Baker		$		$		$
Justin D. Campeau		$		$		$
John Y. Eanes		$		$		$
J.C. Frey		$		$		$
Douglas L. Goodwillie		$		$		$
Jody C. Meraz		$		$		$
Mike E. Schimmel		$		$		$

Other Accounts That Pay Performance-Based Advisory Fees Managed by Portfolio Managers

The following table reflects information regarding accounts for which the portfolio managers and assistant portfolio managers have day-to-day management responsibilities (other than us) and with respect to which the advisory fee is based on account performance. Information is shown as of             , 2019. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (Excluding us)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts
		($ in millions)		($ in millions)		($ in millions)
James C. Baker		$		$		$
Justin D. Campeau		$		$		$
John Y. Eanes		$		$		$
J.C. Frey		$		$		$
Douglas L. Goodwillie		$		$		$
Jody C. Meraz		$		$		$
Mike E. Schimmel

Messrs. Baker, Campeau, Eanes, Frey, Goodwillie, Meraz and Schimmel are compensated by our Adviser through partnership distributions from Kayne Anderson based on the amount of assets they manage and they receive a portion of the advisory fees applicable to those accounts, which, with respect to certain amounts, as noted above, are based in part on the performance of those accounts. Some of the other accounts managed by Messrs. Baker, Campeau, Eanes, Frey, Goodwillie, Meraz and Schimmel, have investment strategies that are similar to ours. However, our Adviser manages potential conflicts of interest by allocating investment opportunities in accordance with its allocation policies and procedures. Because the Fund has not commenced operations, none of Messrs. Baker, Campeau, Eanes, Frey, Goodwillie, Meraz and Schimmel beneficially own any security issued by the Fund as of the date of this statement of additional information.

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Code of Ethics

We and our Adviser have each adopted a code of ethics, as required by federal securities laws. Under both codes of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are currently held by us or, in limited circumstances, that are being considered for purchase or sale by us, subject to certain general restrictions and procedures set forth in our code of ethics. The personal securities transactions of our access persons and those of our Adviser will be governed by the applicable code of ethics.

Our Adviser and its affiliates manage other investment companies and accounts. Our Adviser may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by our Adviser on our behalf. Similarly, with respect to our portfolio, our Adviser is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that our Adviser and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. Our Adviser is not obligated to refrain from investing in securities held by us or other funds it manages.

We and our Adviser have text-only versions of the codes of ethics that will be available on the EDGAR Database on the SEC’s internet web site at www.sec.gov. Those documents can be inspected and copied at the public reference facilities maintained by the SEC in Washington, D.C. Information about the operation of the public reference facilities may be obtained by calling the SEC at (202) 551-8090. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. In addition, copies of the codes of ethics may be obtained from us free of charge at (877) 657-3863. You may also e-mail requests for these documents to publicinfo@sec.gov or make a request in writing to the SEC’s Public Reference Section, 100 F Street, N.E., Room 1580, Washington, D.C. 20549.

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PORTFOLIO TRANSACTIONS

Execution of Portfolio Transactions

Subject to the oversight of the Board, our Adviser is responsible for decisions to buy and sell securities for us and for the placement of our securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of our Adviser to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to our Adviser and its advisees. The best price to us means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on our futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. We may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, our Adviser considers, among other things, the firm’s reliability, the quality of its execution services on a continuing basis and its financial condition. The selection of a broker-dealer may take into account the sale of products sponsored or advised by our Adviser and/or its affiliates. If approved by the Board, our Adviser may select an affiliated broker-dealer to effect transactions in our fund, so long as such transactions are consistent with Rule 17e-1 under the 1940 Act.

Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In light of the above, in selecting brokers, our Adviser may consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if our Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to our Adviser or to us. Our Adviser believes that the research information received in this manner provides us with benefits by supplementing the research otherwise available to us. The investment advisory fees paid by us to our Adviser under the Investment Management Agreement are not reduced as a result of receipt by our Adviser of research services.

Our Adviser may place portfolio transactions for other advisory accounts they advise, and research services furnished by firms through which we effect our securities transactions may be used by our Adviser in servicing some or all of such accounts; not all of such services may be used by our Adviser in connection with us. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, our Adviser believes such costs to us will not be disproportionate to the benefits received by us on a continuing basis. Our Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by us and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to us. In making such allocations between the us and other advisory accounts, the main factors considered by our Adviser are the investment objective, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to us and such other accounts and funds.

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CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Prior to this offering, our Adviser purchased 100% of the outstanding common shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act. Therefore, our Adviser currently owns 100% of the outstanding common shares. Our Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding common shares, which we expect to occur as of the completion of this offering. The principal business address of our Adviser is 811 Main Street, 14th Floor Houston, TX 77002.

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DETERMINATION OF NET ASSET VALUE

Calculation of Net Asset Value

We determine our net asset value as of the close of trading of the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each calendar month and at such other time as our Board may determine. We currently intend to make our net asset value available for publication daily on our Adviser’s website. Net asset value is computed by dividing the value of all of our assets (including accrued interest and distributions), less all of our liabilities (including accrued expenses, distributions payable, and any Borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

Our Adviser may obtain material, updated information to value its privately-issued or otherwise restricted as to resale (Level 3) investments, but it is anticipated that such information for certain of these investments could be available on no more than a quarterly basis. It is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security.

Investment Valuation

Traded Securities (Level 1 or Level 2)

Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

Liquid Credit Investments that are considered corporate bonds or preferred stock are valued by using the mean of the bid and ask prices provided by an independent pricing service or, if such prices are not available or in the judgment of our Adviser such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank notes, loans or loan participations, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of our Adviser fair market value will be determined using our valuation process for securities that are privately issued or otherwise restricted as to resale.

Non-Traded Securities (Level 3)

Securities that are privately issued or otherwise restricted as to resale, as well as any security for which (a) reliable market quotations are not available in the judgment of our Adviser, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of our Adviser is stale or does not represent fair value, shall each be valued in a manner that most fairly reflects fair value of the security on the valuation date. We expect that our Direct Lending Investments will be the largest component of our Level 3 fair valued securities. Unless otherwise determined by the Board, the following valuation process is used for our Level 3 fair valued securities:

•

Investment Team Valuation. The applicable investments are valued by senior professionals of Kayne Anderson who are responsible for the portfolio investments. The investments will be valued no less frequently than quarterly, with new investments valued at the time such investment was made.

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•

Investment Team Valuation Documentation. Preliminary valuation conclusions will be determined by senior management of Kayne Anderson. Such valuation and supporting documentation is submitted to the Valuation Committee (a committee of our Board) and our Board on a quarterly basis.

•

Valuation Committee. The Valuation Committee meets to consider the valuations submitted by Kayne Anderson at the end of each quarter. Between meetings of the Valuation Committee, senior officers of Kayne Anderson are authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by our Board at its next regular meeting.

•

Valuation Firm. Quarterly, a third-party valuation firm engaged by our Board reviews the valuation methodologies and calculations employed for 25% of these securities. The third-party valuation firm will review all of the Level 3 investments at least once per year, on a rolling twelve month basis. The third-party valuation firm’s engagement includes a positive assurance on fair values reviewed.

•

Board Determination. Our Board meets quarterly to consider the valuations provided by Kayne Anderson and the Valuation Committee and ratify valuations for the applicable securities. Our Board considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Valuation Techniques

Direct Lending Investments are typically valued using one of or a combination of the following valuation techniques: (i) comparable public market valuations, (ii) comparable precedent transaction valuations, (iii) discounted cash flow analyses, (iv) enterprise value analyses, (v) liquidation basis analyses and (vi) market interest rate yield analyses.

In determining the Direct Lending Investment valuations, the following factors are considered, where relevant: the enterprise value of a company; the nature and realizable value of any collateral, the company’s ability to make payments and its earnings and discounted cash flows, the markets in which the company does business, comparisons to publicly-traded securities and changes in the interest rate environments and the credit markets generally that may affect the price at which similar investments may be made and other relevant factors. Enterprise value analysis is performed to determine if debt investments are impaired. If debt investments are credit impaired, we will use the enterprise value analysis or a liquidation basis analysis to determine fair value. For debt investments that are not determined to be credit impaired, we use a market interest rate yield analysis to determine fair value.

PIPE Investments, unless otherwise determined by the Board, that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) are valued based on the market value of the publicly-traded security less a discount. The discount is initially equal to the discount negotiated at the time that we agree to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

Privately-issued convertible preferred stock or units are valued using a convertible pricing model. This model takes into account the attributes of the convertible preferred stock or units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, we estimate (i) the credit spread for the convertible preferred units which is based on credit spreads for companies in a similar line of business and (ii) the expected volatility for common stock or units, which is based on the common stock or units’ historical volatility. We apply a discount to the value derived from the convertible pricing model to account for an expected discount in market prices for convertible securities relative to the values calculated using pricing models. If this resulting price per convertible preferred unit is less than the public market price for the publicly-traded common stock or units at such time, the public market price for the publicly-traded common stock or units will be used for the convertible preferred stock or units.

Equity investments in private companies are typically valued using one of or a combination of the following valuation techniques: (i) analysis of valuations for publicly-traded companies in a similar line of business (“public company analysis”), (ii) analysis of valuations for comparable precedent transactions (“precedent analysis”) and (iii) discounted cash flow analysis.

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(iv)

The public company analysis utilizes valuation ratios (commonly referred to as trading multiples) for publicly-traded companies in a similar line of business as the company to estimate the fair value of such company. Typically, our analysis focuses on the ratio of enterprise value (“EV”) to earnings before interest expense, income tax expense, depreciation and amortization (“EBITDA”) which is referred to as an EV/EBITDA multiple and the ratio of equity market value (“EMV”) to distributable cash flow (“DCF”) which is referred to as a EMV/DCF multiple. For these analyses, we utilize projections provided by external sources (i.e., third party equity research estimates) as well as internally developed estimates, and we focus on EBITDA and DCF projections for the current calendar year and next calendar year. Based on this data, we select a range of multiples for each metric given the trading multiples of similar publicly-traded companies and apply such multiples to the company’s EBITDA and DCF to estimate the company’s enterprise value and equity value. When calculating these values, we apply a discount to the company’s estimated equity value for the lack of marketability in the company’s securities.

(v)

The precedent analysis utilizes valuation multiples for historical precedent transactions for companies or assets in a similar line of business as the company to estimate the fair value of such company. Typically, our analysis focuses on EV/EBITDA multiples. We select a range of multiples based on EV/EBITDA multiples for similar precedent transactions and apply such ranges to the company’s EBITDA to estimate the company’s enterprise value. We utilize projections provided by external sources as well as internally developed estimates to calculate the valuation multiples of the comparable precedent transactions.

(vi)

The discounted cash flow analysis is used to estimate the equity value for the company based on estimated cash flows of such company. Such cash flows include a terminal value for the company, which is typically based on an EV/EBITDA multiple. A present value of these cash flows is determined by using estimated discount rates (based on our estimate for required equity rate of return for such company).

Under all of these valuation techniques, we estimate operating results of the companies in which we invest (including EBITDA and DCF). These estimates utilize unobservable inputs such as historical operating results, which may be unaudited, and projected operating results, which will be based on operating assumptions for such company. Investment performance data utilized will be the most recently available as of the measurement date which in many cases may reflect up to a one quarter lag in information. These estimates will be sensitive to changes in assumptions specific to such company as well as general assumptions for the industry. Other unobservable inputs utilized in the valuation techniques outlined above include: discounts for lack of marketability, selection of publicly-traded companies, selection of similar precedent transactions, selected ranges for valuation multiples and expected required rates of return (discount rates).

Changes in EBITDA multiples, DCF multiples, or discount rates, each in isolation, may change the fair value of our portfolio investments. Generally, a decrease in EBITDA multiples or DCF multiples, or an increase in discount rates will result in a decrease in the fair value of our portfolio investments.

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MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of material U.S. federal income tax considerations affecting the Fund and its shareholders. The discussion reflects applicable U.S. federal income tax laws as of the date of this prospectus, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. federal income, estate, gift, state, local or foreign tax considerations affecting the Fund and its shareholders (including shareholders owning large positions in the Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the specific tax consequences to them of investing in the Fund, including applicable federal, state, local and foreign tax consequences to them or the effect of possible changes in tax laws.

In addition, no attempt is made to address tax considerations applicable to an investor with a special tax status, such as a financial institution, REIT, insurance company, regulated investment company, individual retirement account, other tax-exempt organization, dealer in securities or currencies, person holding shares of the Fund as part of a hedging, integrated, conversion or straddle transaction or constructive sale, trader in securities that has elected the mark-to-market method of accounting for its securities, U.S. holder (as defined below) whose functional currency is not the U.S. dollar, investor with “applicable financial statements” within the meaning of section 451(b) of the Internal Revenue Code of 1986, as amended (the “Code”), or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax. Unless otherwise noted, this discussion assumes the Fund’s shares are held by U.S. persons and that such shares are held as capital assets.

A U.S. holder is a beneficial owner that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•

a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. holder” is a beneficial owner of shares of the Fund that is an individual, corporation, trust or estate and is not a U.S. holder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Fund, the tax treatment of a partner in the partnership generally will depend upon the status of the partner and the activities of the partnership.

Taxation as a RIC

The Fund intends to elect to be treated as, and to qualify each year for the special tax treatment afforded, a RIC under Subchapter M of the Code. As long as the Fund meets certain requirements that govern the Fund’s source of income, diversification of assets and distribution of earnings to shareholders, the Fund will not be subject to U.S. federal income tax on income distributed (or treated as distributed, as described below) to its shareholders. With respect to the source of income requirement, the Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (1) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies or other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (2) net income derived from interests in qualified publicly-traded

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partnerships. A qualified publicly-traded partnership is generally defined as a publicly-traded partnership under section 7704 of the Code, but does not include a publicly-traded partnership if 90% or more of its gross income is described in (1) above. For purposes of the income test, the Fund will be treated as receiving directly its share of the gross income of any partnership that is not a qualified publicly-traded partnership.

With respect to the diversification of assets requirement, the Fund must diversify its holdings so that, at the end of each quarter of each taxable year, (1) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited for purposes of such calculation, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of any one issuer, the securities (other than the securities of other RICs) of two or more issuers that the Fund controls and that are determined to be engaged in the same, similar or related trades or businesses or the securities of one or more qualified publicly-traded partnerships.

If the Fund qualifies as a RIC and distributes to its shareholders at least 90% of the sum of (1) its “investment company taxable income,” as that term is defined in the Code (which includes, among other items, dividends, taxable interest and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid and (2) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss), it will be subject to U.S. federal income tax at regular corporate federal income tax rates on the amount retained. The Fund intends to distribute at least annually substantially all of its investment company taxable income, net tax-exempt interest and net capital gain. Under the Code, the Fund generally will also be subject to a nondeductible 4% federal excise tax on the undistributed portion of its ordinary income and capital gains if it fails to meet certain distribution requirements with respect to each calendar year. In order to avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (1) 98% of the Fund’s ordinary income (computed on a calendar year basis), (2) 98.2% of the Fund’s capital gain net income (generally computed for the one-year period ending on October 31), and (3) certain amounts from previous years to the extent such amounts have not been treated as distributed or been subject to tax under Subchapter M of the Code. The Fund generally intends to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal conditions, does not currently expect to be subject to this excise tax. In addition, a domestic subsidiary generally will be subject to U.S. federal income tax at regular corporate rates on its taxable income, which taxes (and any other taxes borne by subsidiaries) would adversely affect the returns from investments held through the subsidiaries.

The Fund intends to invest a portion of its assets in MLPs. Net income derived from an interest in a qualified publicly-traded partnership, which generally includes MLPs, is included in the sources of income from which a RIC must derive 90% of its gross income.

Failure to Qualify as a RIC

If the Fund fails to qualify as a RIC in any taxable year, it will be taxed in the same manner as an ordinary corporation on its taxable income and distributions to the Fund’s shareholders will not be deductible by the Fund in computing its taxable income. In such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would be taxed to shareholders as dividend income. Such distributions would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation, provided in each case that certain holding period and other requirements are satisfied. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of each shareholder’s tax basis in its Fund shares, and any remaining distributions would be treated as a capital gain. Current earnings and profits are generally treated, for federal income tax purposes, as first being used to pay distributions on preferred shares and then to the extent remaining, if any, to pay distributions on common shares. To qualify as a RIC in a subsequent taxable year, the Fund would be required to satisfy the source-of-income, the asset diversification and the annual distribution requirements for that year and

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dispose of any earnings and profits from any year in which the Fund failed to qualify as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, the Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which the Fund failed to qualify as a RIC that are recognized within the subsequent five years, unless the Fund made an election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

Taxation of Certain Fund Investments

MLP Equity Securities

MLPs are generally treated as publicly-traded partnerships under the Code. The Code generally requires publicly-traded partnerships to be treated as corporations for federal income tax purposes. If, however, a publicly-traded partnership satisfies certain requirements, the publicly-traded partnership will be treated as a partnership for federal income tax purposes. Specifically, if a publicly-traded partnership derives 90% or more of its gross income from qualifying sources as set forth in Section 7704(d) of the Code, such as interest, dividends, real property rents, gain from the sale or other disposition of real property, income and gain from certain mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, gain from the sale or disposition of a capital asset held for the production of such income, and in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities, then the publicly-traded partnership will be treated as a partnership for federal income tax purposes. Mineral or natural resources activities include exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil or products thereof) and the marketing of any mineral or natural resource (including fertilizer, geothermal energy and timber) or industrial source carbon dioxide. Most of the MLPs in which the Fund will invest are expected to be treated as partnerships for federal income tax purposes, but this will not always be the case and some of the MLPs in which the Fund invests may be treated as corporations. References in this discussion to MLPs include only those MLPs that are treated as partnerships for federal income tax purposes.

MLPs treated as partnerships for federal income tax purposes are taxed differently from corporations. A corporation is required to pay federal income tax on its income, and to the extent the corporation makes distributions to its shareholders in the form of dividends from current or accumulated earnings and profits, its shareholders are required to pay federal income tax on such dividends. For this reason, it is said that corporate income is taxed at two levels. Partnerships, in contrast, generally pay no federal income tax at the entity level. The partnership’s items of taxable income, gain, loss, deductions, expenses and credits are generally allocated among all the partners based on their interests in the partnership. Each partner is required to include in income its allocable shares of these tax items. Partnership income is thus said to be generally taxed only at one level—at the partner level.

When the Fund invests in the equity securities of an MLP taxed as a partnership, the Fund will be a partner in such MLP. Accordingly, the Fund will be required to include in its taxable income its allocable share of the income, gains, losses, deductions and tax credits recognized by each such MLP, regardless of whether the MLP distributes cash to the Fund. Cash distributions from an MLP to the Fund will be treated as a return of capital to the extent of the Fund’s basis in the MLP interest and as gain from the sale or exchange of the MLP interest to the extent the distribution exceeds the Fund’s basis in the MLP interest. As discussed above, in order to qualify as a RIC, the Fund must distribute to shareholders at least annually all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such income that is allocated to the Fund from an MLP regardless of whether the MLP makes a cash distribution of such income to the Fund. As a result, if the taxable income allocated to the Fund from an MLP exceeds the cash distributions received from the MLP, the Fund may be required to sell other securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, in order to satisfy these distribution requirements.

The Fund will recognize gain or loss on the sale, exchange or other taxable disposition of an MLP interest equal to the difference between the amount realized by the Fund on the sale, exchange or other taxable disposition and the Fund’s basis in the MLP interest. The amount realized by the Fund generally will be the amount paid by the purchaser of the MLP interest plus the Fund’s allocable share, if any, of the MLP’s debt that was allocated to the Fund prior to such sale, exchange or other taxable disposition. The Fund’s basis in an MLP interest generally is equal to the amount the Fund paid for the MLP interest, (1) increased by the Fund’s allocable share of the MLP’s net

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taxable income and certain MLP debt, if any, and (2) decreased by the Fund’s allocable share of the MLP’s net losses and any distributions received by the Fund from the MLP. Although any distribution by an MLP to the Fund in excess of the Fund’s allocable share of such MLP’s net taxable income may create a temporary economic benefit to the Fund, such distribution will decrease the Fund’s basis in its MLP interest and will therefore increase the amount of gain (or decrease the amount of loss) that will be recognized on the sale of the MLP interest by the Fund. A portion of any gain or loss recognized by the Fund on a disposition of an MLP interest (or by an MLP on a disposition of an underlying asset) may be taxed as ordinary income under the Code to the extent attributable to assets of the MLP that give rise to depreciation recapture, intangible drilling and development cost recapture or other “unrealized receivables” or “inventory items” under the Code. Any such gain may exceed net taxable gain realized on the disposition and will be recognized even if there is a net taxable loss on the disposition. The Fund’s net capital losses may be used only to offset capital gains and therefore could not be used to offset gains that are treated as ordinary income. Thus, the Fund could recognize both gain that is treated as ordinary income and a capital loss on a disposition of an MLP interest (or on an MLP’s disposition of an underlying asset) and would not be able to use the capital loss to offset that ordinary income.

As discussed above, net income derived from an interest in a qualified publicly-traded partnership is included in the sources of income from which a RIC must derive at least 90% of its gross income. However, not more than 25% of the value of a RIC’s total assets can be invested in the securities of qualified publicly-traded partnerships. No more than 25% of the value of the Fund’s total assets will be invested in the securities of qualified publicly-traded partnerships.

As discussed above, net income derived from an interest in a qualified publicly-traded partnership is included in the sources of income from which a RIC must derive at least 90% of its gross income. However, not more than 25% of the value of a RIC’s total assets can be invested in the securities of qualified publicly-traded partnerships. No more than 25% of the value of the Fund’s total assets will be invested in the securities of qualified publicly-traded partnerships.

For taxable years beginning before January 1, 2026, certain income from investments in MLPs is included in the “combined qualified business income amount” that is eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. RICs currently cannot pass the special character of this income through to shareholders. The IRS is currently evaluating whether it is appropriate to provide conduit treatment for such income. However, without any further legislation or guidance from the IRS, if the Fund invests in MLPs, shareholders of the Fund will not be entitled to this deduction while direct investors in MLPs may be entitled to this deduction.

Options and Other Derivative Instruments

The Fund’s transactions in options and other derivative instruments will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions (1) will also require the Fund to mark-to-market certain positions in its portfolio (i.e., treat them as if they were closed out) and (2) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualifying to be taxed as a RIC and for avoiding federal income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a RIC.

The taxation of options is generally governed by Code section 1234. Pursuant to Code section 1234, if an option written by the Fund expires unexercised, the premium received is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received for writing the option is short-term capital gain or loss. If a call option written by the Fund is cash settled, any resulting gain or loss generally will be short-term capital gain or loss.

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Offsetting positions held by the Fund involving certain derivative instruments, such as options, forward and futures, as well as its long and short positions in portfolio securities, may be considered “straddles” for U.S. federal income tax purposes. The Code contains special rules that apply to straddles, defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. If two or more positions constitute a straddle, long-term capital gain may be recharacterized as short-term capital gain or short-term capital loss as long-term capital loss. In addition, recognition of a realized loss from one position must generally be deferred to the extent of unrecognized gain in an offsetting position and distributions attributable to dividends, if any, on the stocks held as part of a straddle may not qualify as qualified dividend income or for the corporate dividends received deduction. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. The application of the straddle rules to certain offsetting Fund positions can therefore affect the amount, timing and/or character of distributions to shareholders and may result in significant differences from the amount, timing and/or character of distributions that would have been made by the Fund if it had not entered into offsetting positions in respect of certain of its portfolio securities.

To the extent that the call options that the Fund writes on its portfolio securities are “qualified covered call options,” the holding of the call options and the underlying securities generally will not be treated as a straddle subject to the straddle rules described above. In general, a qualified covered call option is an option that is written (sold) with respect to stock that is held or acquired by a taxpayer in connection with granting the option which meets certain requirements, including: the option is exchange-traded or, if over-the-counter, meets certain IRS requirements, is granted more than 30 days prior to expiration, is not “deep-in-the-money” (within the meaning of section 1092), is not granted by an options dealer (within the meaning of section 1256(g)(8)) in connection with the option dealer’s activity of dealing in options and gain or loss with respect to such option is not ordinary income or loss. Provided the Fund’s covered calls meet the definition of qualified covered calls and are not part of a larger straddle, the general tax straddle holding period termination rules will not apply. As a result, dividends received with respect to stock held as part of the straddle may be eligible for qualified dividend income treatment and the corporate dividends received deduction (assuming all other relevant requirements are met). In addition, the general tax straddle rules requiring loss deferral and the capitalization of certain interest expense and carrying charges will not apply. Qualified covered call option positions are, however, subject to special rules in the case of options which are in-the-money (but still not “deep-in-the-money”) or for positions which are closed near year end (and not within the same year end).

The Fund may enter into transactions that are treated as “section 1256 contracts” under the Code. In general, the Fund would be required to treat any section 1256 contracts as if they were sold for their fair market value (i.e., mark-to-market) at the end of the Fund’s taxable year (and on October 31 of each year for purposes of the 4% excise tax) and would be required to recognize gain or loss on such deemed sale for federal income tax purposes even though the Fund did not actually sell the contract and receive cash. Sixty percent of the gain or loss on such deemed sales or any actual sales of section 1256 contracts would be treated as long-term capital gain or loss and 40% of such gain or loss would be treated as short-term capital gain or loss (“60/40 gain or loss”).

The Code permits a taxpayer to elect to offset gains and losses from positions that are part of a “mixed straddle.” A “mixed straddle” is any straddle in which one or more but not all positions are section 1256 contracts. The Fund may be eligible to elect to establish one or more mixed straddle accounts for certain of its mixed straddle trading positions. The mixed straddle account rules require a daily “mark-to-market” of all open positions in the account and a daily netting of gains and losses from all positions in the account. At the end of a taxable year, the annual net gains or losses from the mixed straddle account are recognized for federal income tax purposes. The net capital gain or loss is treated as 60/40 gain or loss if it is attributable to the section 1256 contract positions or all short-term capital gain or loss if it is attributable to the non-section 1256 contract positions.

The wash sale rules may apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period.

The Fund’s entry into a short sale transaction, an option or certain other contracts could be treated as the constructive sale of an appreciated financial position, causing the Fund to realize gain, but not loss, on the position.

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Other Considerations

The application of certain requirements for qualification as a RIC and the application of certain other federal income tax rules may be unclear in some respects in connection with certain investments. As a result, the Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of certain investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of the Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a RIC and avoid federal income and excise taxes or limit the extent to which the Fund may invest in certain investments in the future.

Certain of the Fund’s investment practices are subject to special and complex federal income tax provisions that may, among other things, (1) convert distributions that would otherwise constitute qualified dividend income into ordinary income taxed at the higher rate applicable to ordinary income, (2) treat distributions that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (3) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (4) convert long-term capital gain into short-term capital gain or ordinary income, (5) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (6) cause the Fund to recognize income or gain without a corresponding receipt of cash, (7) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (8) adversely alter the characterization of certain complex financial transactions, and (9) produce income that will not be included in the sources of income from which a RIC must derive at least 90% of its gross income each year. While it may not always be successful in doing so, the Fund will seek to avoid or minimize any adverse tax consequences of its investment practices.

The Fund may be subject to withholding and other taxes imposed by foreign countries, including taxes on interest, dividends and capital gains with respect to its investments in those countries, which would, if imposed, reduce the yield on or return from those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes in some cases. The Fund does not expect to satisfy the requirements for passing through to its shareholders their pro rata shares of qualified foreign taxes paid by the Fund, with the result that shareholders will not be entitled to a tax deduction or credit for such taxes on their own U.S. federal income tax returns, although the Fund’s payment of such taxes will remain eligible for a foreign tax credit or a deduction in computing the Fund’s taxable income.

Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, certain options and futures contracts relating to foreign currency, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to section 988 of the Code, which generally causes such gain and loss to be treated as ordinary income or loss.

Recent tax legislation commonly referred to as the Tax Cuts and Jobs Act of 2017 provides a limitation on the deductibility of business interest. Generally, the provision limits the deduction for net business interest expenses to 30% of a taxpayer’s adjusted taxable income. The deduction for interest expenses is not limited to the extent of any business interest income, which is interest income attributable to a trade or business and not investment income. The IRS has issued proposed regulations clarifying that all interest expense and interest income of a RIC is treated as properly allocable to a trade or business for purposes of the limitation on the deductibility of business interest. As a result, this limitation may impact the Fund’s ability to use leverage (e.g., borrow money, issue debt securities, etc.).

Taxation for U.S. Shareholders

Assuming the Fund qualifies as a RIC, distributions paid to you by the Fund from its investment company taxable income generally will be taxable to you as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. A portion of such distributions (if designated by the Fund) may qualify (1) in the case of corporate shareholders, for the dividends received deduction under section 243 of the Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions

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from certain entities, including REITs, or (2) in the case of individual shareholders, as qualified dividend income eligible to be taxed at the federal income tax rates applicable to net capital gain under section 1(h)(11) of the Code to the extent that the Fund receives qualified dividend income, and provided in each case that certain holding period and other requirements are met at both the Fund and shareholder levels. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (for example, generally, if the issuer is incorporated in a possession of the United States or in a country with a qualified comprehensive income tax treaty with the United States, or if the shares with respect to which such dividend is paid are readily tradable on an established securities market in the United States). To be treated as qualified dividend income, the shareholder must hold the shares paying otherwise qualifying dividend income more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or, in the case of certain preferred shares, more than 90 days during the 181-day period beginning 90 days before the ex-dividend date). A shareholder’s holding period may be reduced for purposes of this rule if the shareholder engages in certain risk reduction transactions with respect to the shares. A qualified foreign corporation generally excludes any foreign corporation that, for the taxable year of the corporation in which the dividend was paid or the preceding taxable year, is a passive foreign investment company. Distributions made to you from an excess of net long-term capital gain over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to you but retained by the Fund, will be taxable to you as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time you have owned our shares.

Distributions in excess of the Fund’s earnings and profits will be treated by you, first, as a tax-free return of capital, which is applied against and will reduce the adjusted basis of your shares and, after such adjusted basis is reduced to zero, generally will constitute capital gain to you. After the close of its taxable year, the Fund will provide you with information on the federal income tax status of the dividends and distributions you received from the Fund during the year.

The Fund intends, in general, to apportion items of tax preference, including, but not limited to, the Fund’s allocable share of certain percentage depletion deductions and intangible drilling costs of MLPs taxed as partnerships, for purposes of the federal alternative minimum tax (the “AMT”) in the same proportion that dividends (other than capital gain dividends) paid to each shareholder bear to the Fund’s taxable income (determined without regard to the dividends paid deduction). For shareholders subject to the AMT this may affect the shareholders’ AMT liability.

For taxable years beginning after December 31, 2017 and before January 1, 2026, qualified REIT dividends (i.e., REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% federal income tax deduction in the case of individuals, trusts and estates. If the Fund receives qualified REIT dividends, it may elect to pass the special character of this income through to its shareholders. To be eligible to treat distributions from the Fund as qualified REIT dividends, a shareholder must hold shares of the Fund for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend and the shareholder must not be under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. If the Fund does not elect to pass the special character of this income through to shareholders or if a shareholder does not satisfy the above holding period requirements, the shareholder will not be entitled to the 20% deduction for the shareholder’s share of the Fund’s qualified REIT dividend income while direct investors in REITs may be entitled to the deduction.

Sales and other dispositions of the Fund’s shares generally are taxable events. You should consult your own tax adviser with reference to your individual circumstances to determine whether any particular transaction in the Fund’s shares is properly treated as a sale or exchange for federal income tax purposes and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of shares of the Fund generally will result in capital gain or loss to you, equal to the difference between the amount realized and your adjusted basis in the shares sold or exchanged (taking into account any reductions in such basis resulting from prior returns of capital), and will be long-term capital gain or loss if your holding period for the shares is more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends you received (including amounts credited as an undistributed capital gain dividend) with respect to such shares. A loss you realize on a sale or exchange of shares of the Fund generally will be disallowed if you acquire other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) or other substantially identical shares within a 61-day period beginning 30 days before and

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ending 30 days after the date that you dispose of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the same rate applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, while long-term capital gain generally will be taxed at the long-term capital gain rates. Capital losses are subject to certain limitations.

For purpose of determining (1) whether the annual distribution requirement to maintain RIC status is satisfied for any year and (2) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, if the Fund pays you a distribution in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such distribution will be treated for federal income tax purposes as being paid by the Fund and received by you on December 31 of the year in which the distribution was declared. A shareholder may elect not to have all distributions automatically reinvested in Fund shares pursuant to the Plan. If a shareholder elects not to participate in the Plan, such shareholder will receive distributions in cash. For taxpayers subject to U.S. federal income tax, all distributions generally will be taxable, as discussed above, regardless of whether a shareholder takes them in cash or they are reinvested pursuant to the Plan in additional shares of the Fund.

If a shareholder’s distributions are automatically reinvested pursuant to the Plan, for U.S. federal income tax purposes, the shareholder generally will be treated as having received a taxable distribution in the amount of the cash dividend that the shareholder would have received if the shareholder had elected to receive cash. Under certain circumstances, however, if a shareholder’s distributions are automatically reinvested pursuant to the Plan and the Plan Agent invests the distribution in newly issued shares of the Fund, the shareholder may be treated as receiving a taxable distribution equal to the fair market value of the shares the shareholder receives.

The Fund intends to distribute substantially all realized capital gains, if any, at least annually. If, however, the Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (1) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount and (2) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the basis of the shares owned by a shareholder of the Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder.

Backup Withholding

The Fund is required in certain circumstances to backup withhold at a current rate of 24% on distributions and certain other payments paid to certain holders of the Fund’s shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Tax on Net Investment Income

An additional 3.8% tax is imposed on the net investment income of certain individuals with a modified adjusted gross income of over $200,000 ($250,000 in the case of joint filers) and on the undistributed net investment income of certain estates and trusts. For these purposes, “net investment income” generally will include interest, dividends, annuities, royalties, rent, net gain attributable to the disposition of property not held in a trade or business (including net gain from the sale, exchange or other taxable disposition of shares of the Fund) and certain other income, but will be reduced by any deductions properly allocable to such income or net gain. Thus, certain of our taxable distributions and gains on the sale of our shares to shareholders may be subject to this additional tax.

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U.S. Federal Income Tax Considerations for Non-U.S. Shareholders

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to a Non-U.S. holder of our shares (a “Non-U.S. Shareholder”).

This summary does not purport to be a complete description of the income tax considerations for a Non-U.S. Shareholder. For example, the following does not describe income tax consequences that are assumed to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws. This summary does not discuss any aspects of U.S. estate or gift tax or state or local tax. In addition, this summary does not address (1) any Non-U.S. Shareholder that holds, at any time, more than 5% percent of the Fund’s shares, directly or under ownership attribution rules applicable for purposes of section 897 of the Code, or (2) any Non-U.S. Shareholder whose ownership of shares of the Fund is effectively connected with the conduct of a trade or business in the United States.

As indicated above, the Fund intends to elect to be treated, and to qualify each year, as a RIC for U.S. federal income tax purposes. This summary is based on the assumption that the Fund will qualify as a RIC in each of its taxable years. Distributions of the Fund’s investment company taxable income to Non-U.S. Shareholders will, except as discussed below, be subject to withholding of U.S. federal income tax at a 30% rate (or lower rate provided by an applicable income tax treaty) to the extent of the Fund’s current and accumulated earnings and profits. In order to obtain a reduced rate of withholding, a Non-U.S. Shareholder will be required to provide the Fund with the applicable IRS Form W-8 certifying its entitlement to benefits under a treaty. The Fund generally will not be required to withhold tax on any amounts paid to a Non-U.S. Shareholder with respect to dividends attributable to “qualified short-term gain” (i.e., the excess of net short-term capital gain over net long-term capital loss) designated as such by the Fund and dividends attributable to certain U.S. source interest income that would not be subject to federal withholding tax if earned directly by a non-U.S. person, provided such amounts are properly designated by the Fund. The Fund may choose not to designate such amounts.

Actual or deemed distributions of the Fund’s net capital gains to a Non-U.S. Shareholder, and gains realized by a Non-U.S. Shareholder upon the sale of the Fund’s shares, will not be subject to withholding of U.S. federal income tax and generally will not be subject to U.S. federal income tax unless the Non-U.S. Shareholder is an individual, has been present in the United States for 183 days or more during the taxable year and certain other conditions are satisfied.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions (which the Fund may do in the future), a Non-U.S. Shareholder may be entitled to a federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Fund paid on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.

A Non-U.S. Shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the Non-U.S. Shareholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. Shareholder or otherwise establishes an exemption from backup withholding. The amount of any backup withholding from a payment to a Non-U.S. Shareholder will be allowed as a credit against such Non-U.S. Shareholder’s United States federal income tax liability and may entitle such holder to a refund, provided that the required information is furnished to the IRS.

Special rules apply to foreign persons who receive distributions from the Fund that are attributable to gain from “United States real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in a “United States real property holding corporation” or a former United States real property holding corporation. The Code defines a United States real property holding corporation as any corporation whose USRPIs make up 50% or more of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, if the Fund is a United States real property holding corporation (determined without regard to certain exceptions), distributions by the Fund that are attributable to (1) gains realized on the disposition of USRPIs by the Fund and (2) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to

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treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the foreign persons and will be subject to U.S. federal withholding tax. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a Non-U.S. Shareholder, including the rate of such withholding and character of such distributions (e.g., ordinary income or USRPI gain) will vary depending on the extent of the Non-U.S. Shareholder’s current and past ownership of the Fund.

In addition, if the Fund is a United States real property holding corporation or former United States real property holding corporation, the Fund may be required to withhold U.S. tax upon a redemption of shares by a greater-than-5% shareholder that is a foreign person, and that shareholder would be required to file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. However, no such withholding is generally required with respect to amounts paid in redemption of shares of a fund if the fund is a domestically controlled qualified investment entity, or, in certain other limited cases, if a fund (whether or not domestically controlled) holds substantial investments in RICs that are domestically controlled qualified investment entities.

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax and state, local and foreign tax consequences of an investment in the shares.

Foreign Account Tax Compliance Act

Under the Foreign Account Tax Compliance Act (“FATCA”), and subject to any applicable intergovernmental agreements, a 30% withholding tax on a Fund’s distributions generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution,” it undertakes certain due diligence, reporting, withholding and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. Under existing Treasury regulations, FATCA withholding on gross proceeds from the sale or disposition of Fund shares was to take place on January 1, 2019; however, proposed Treasury regulations, on which taxpayers may rely until further notice, would eliminate FATCA withholding on such types of payments. If withholding is required under FATCA on a payment related to your shares, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefits of such exemption or reduction. The Fund will not pay any additional amounts in respect to amounts withheld under FATCA. You should consult your tax advisor regarding the effect of FATCA based on your individual circumstances.

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PROXY VOTING POLICIES

SEC-registered advisers that have the authority to vote (client) proxies (which authority may be implied from a general grant of investment discretion) are required to adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. Registered advisers also must maintain certain records on proxy voting. In many cases, we will invest in securities that do not generally entitle us to voting rights in the companies in which we invest. When we do have voting rights, we will delegate the exercise of such rights to our Adviser, to whom our Board has delegated the authority to develop policies and procedures relating to proxy voting. Our Adviser’s proxy voting policies and procedures are summarized below.

In determining how to vote, officers of our Adviser will consult with each other and our other investment professionals, taking into account the interests of us and our investors as well as any potential conflicts of interest. When our Adviser’s investment professionals identify a potentially material conflict of interest regarding a vote, the vote and the potential conflict will be presented to our Adviser’s Proxy Voting Committee for a final decision. If our Adviser determines that such conflict prevents our Adviser from determining how to vote on the proxy proposal in the best interest of the Company, our Adviser shall either (1) vote in accordance with a predetermined specific policy to the extent that our Adviser’s policies and procedures include a pre-determined voting policy for such proposal or (2) disclose the conflict to our Board and obtain the Board’s consent prior to voting on such proposal.

An officer of our Adviser will keep a written record of how all such proxies are voted. Our Adviser will retain records of (1) its proxy voting policies and procedures, (2) all proxy statements received regarding investor’s securities (or it may rely on proxy statements filed on the SEC’s EDGAR system in lieu thereof), (3) all votes cast on behalf of investors, (4) investor written requests for information regarding how our Adviser voted proxies of that investor and any written response to any (written or oral) investor requests for such information, and (5) any documents prepared by our Adviser that are material to making a decision on a proxy vote or that memorialized such decision. The aforementioned proxy voting records will be maintained, preserved and easily accessible for a period of not less than five years. Our Adviser may rely on one or more third parties to make and retain the records of proxy statements and votes cast.

Information regarding how proxies relating to our portfolio securities are voted during the twelve-month period ended June 30th of any year will be made available on or around August 30th of that year, (i) without charge, upon request, by calling (877) 657-3863/MLP-FUND (toll-free/collect); and (ii) on the SEC’s website at www.sec.gov.

Our Adviser has adopted proxy voting guidelines that provide general direction regarding how it will vote on a number of significant and recurring ballot proposals. These guidelines are not mandatory voting policies, but rather are an indication of general voting preferences. The following are a few examples of these guidelines:

•	Our Adviser generally votes against proposals to classify the board and for proposals to repeal classified boards and to elect directors annually.

•	Our Adviser generally votes against proposals to ratify a poison pill and for proposals that ask a company to submit its poison pill for shareholder ratification.

•

Our Adviser generally votes against proposals to require a supermajority shareholder vote to approve charter and bylaw amendments and for proposals to lower such supermajority shareholder vote requirements.

•

Our Adviser generally votes for management proposals to increase the number of common shares authorized for issue provided management demonstrated a satisfactory reason for the potential issuance of the additionally authorized shares.

•

Our Adviser generally votes for proposals to increase common share authorization for a stock split provided management demonstrates a reasonable basis for the split and for proposals to implement a reverse stock split provided management demonstrates a reasonable basis for the reverse split.

SAI-43

•

Absent special circumstances (e.g., actions taken in the context of a hostile takeover attempt) indicating an abusive purpose, our Adviser, on a case-by-case basis, votes proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend and distribution, and other rights.

•	Proposals to change a company’s state of incorporation area examined on a case-by-case basis.

•	Our Adviser, on a case-by-case basis, votes on mergers and acquisitions taking into account at least the following:

•	anticipated financial and operating benefits;

•	offer price (cost vs. premium);

•	prospects of the combined companies;

•	how the deal was negotiated; and

•	changes in corporate governance and their impact on shareholder rights.

•

Our Adviser generally supports shareholder social and environmental proposals, and votes such matters, on a case-by-case basis, where the proposal enhances the long-term value of the shareholder and does not diminish the return on investment.

SAI-44

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

            ,             ,             , serves as our independent registered public accounting firm.            provides audit and audit-related services, and tax return preparation and assistance and consultation in connection with review of our filings with the SEC.

ADMINISTRATOR, FUND ACCOUNTANT AND CUSTODIAN

will serve as our administrator, and fund accountant, and provide certain back-office support such as oversight and supervision of the payment of expenses and preparation of financial statements and related schedules. We will pay                                  a monthly fee based on the daily net assets of the Fund, subject to an annual minimum.

will serve as our custodian. The principal business address of              is             .

ADDITIONAL INFORMATION

A registration statement on Form N-2, including amendments thereto, relating to the common shares offered hereby, has been filed by us with the SEC. The prospectus and this statement of additional information do not contain all of the information in our registration statement, including amendments, exhibits and schedules thereto. Please refer to the registration statement for further information with respect to us and the offering of our securities. Statements contained in the prospectus and this statement of additional information as to the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference. Copies of the registration statement or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the SEC. Pursuant to a notice of eligibility claiming exclusion from the definition of commodity pool operator, filed with the CFTC and the National Futures Association, we are not deemed to be a “commodity pool operator” under the CEA, and accordingly, are not subject to registration or regulation as such under the CEA.

SAI-45

KAYNE ANDERSON INCOME STRATEGIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of

Kayne Anderson Income Strategies Fund

KAYNE ANDERSON INCOME STRATEGIES FUND

STATEMENT OF ASSETS AND LIABILITIES

            , 2019

(amounts in 000’s, except share and per share amounts)

ASSETS
Cash	$
Deferred offering costs
Total Assets	$
LIABILITIES	$
Accrued offering costs
Total Liabilities	$
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF	$
Capital stock, $0.001 par value; shares issued and outstanding ( shares authorized)
Additional paid-in capital	$
NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
NET ASSET VALUE PER COMMON SHARE	$

See accompanying notes to financial statements

KAYNE ANDERSON INCOME STRATEGIES FUND

NOTES TO STATEMENT OF ASSETS AND LIABILITIES

                , 2019

Kayne Anderson Income Strategies Fund

STATEMENT OF ADDITIONAL INFORMATION

            , 2019

PART C—OTHER INFORMATION

Item 25. Financial Statements and Exhibits

1.	Financial Statements:

The Registrant’s financial statements dated, notes to the financial statements and report of independent public accountants thereon will be filed by amendment to the Registrant’s registration statement.

2.	Exhibits:

Exhibit No.	Description of Document

a.1	Certificate of Trust.(1)

a.2	Declaration of Trust.(2)

b.	Bylaws.(2)

c.	None.

d.	Form of Common Share Certificate.(2)

e.	Automatic Dividend Reinvestment Plan.(2)

f.	Not applicable.

g.1	Form of Investment Management Agreement.(2)

g.2	Form of Letter Agreement relating to Waiver of Certain Fees under the Investment Management Agreement.(2)

h.	Form of Underwriting Agreement.(2)

i.	Not applicable.

j.	Form of Custody Agreement.(2)

k.1.	Form of Stock Transfer Agency Agreement.(2)

k.2.	Form of Administration Agreement.(2)

l.	Opinion of Venable LLP.(2)

m.	Not applicable.

n.	Consent of Independent Registered Public Accounting Firm.(2)

o.	Not applicable.

p.	Not applicable.

q.	Not applicable.

r.1.	Code of Ethics of the Registrant.(2)

r.2.	Code of Ethics of Kayne Anderson Fund Advisors, LLC.(2)

s.	Power of Attorney.(2)

(1)	Filed herewith.
(2)	To be filed by amendment.

Item 26. Marketing Arrangements

Reference is made to the Form of Underwriting Agreement included as Exhibit H. hereto.

Item 27. Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

FINRA filing fee	$	*
Securities and Exchange Commission fees	$	*
New York Stock Exchange listing fee	$	*
Directors’ fees and expenses	$	*
Accounting fees and expenses	$	*
Legal fees and expenses	$	*
Printing expenses	$	*
Transfer Agent’s fees	$	*
Miscellaneous	$	*
Total	$	*

*	To be filed by amendment.

Item 28. Persons Controlled by or Under Common Control

None.

Item 29. Number of Holders of Securities

As of             , 2019, the number of record holders of each class of securities of the Registrant was:

Title of Class	Number of Record Holders
Common shares of beneficial interest, $0.001 par value per share

Item 30. Indemnification

Maryland law permits a Maryland statutory trust to include in its declaration of trust a provision limiting the liability of its trustees and officers to the trust and its shareholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty that is established by a final judgment as being material to the cause of action. The Registrant’s Declaration of Trust contains such a provision that limits present and former trustees’ and officers’ liability to the Registrant and its shareholders for money damages to the maximum extent permitted by Maryland law in effect from time to time, subject to the Investment Company Act of 1940, as amended (the “1940 Act”).

The Registrant’s Declaration of Trust obligates it to the maximum extent permitted by Maryland law to indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to:

•	any present or former trustee or officer who is made or threatened to be made a party to a proceeding by reason of his or her service in that capacity; or

•

any individual who, while a trustee or officer of the Registrant and at the Registrant’s request, serves or has served as a director, trustee, officer, partner, member or manager of another trust, corporation, real estate investment trust, partnership, joint venture, limited liability company, employee benefit plan or any other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in that capacity.

The Registrant’s Declaration of Trust also permits it, with Board approval, to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and to any employee or agent of the Registrant or a predecessor of the Registrant.

In accordance with the 1940 Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Item 31. Business and Other Connections of Investment Adviser

The information in the prospectus under the caption “Management of the Fund—Investment Adviser” and the statement of additional information under the caption “Management of the Fund—Directors and Officers” is hereby incorporated by reference.

Item 32. Location of Accounts and Records

The Registrant’s accounts, books, and other documents are maintained at the offices of the Registrant, the Registrant’s investment adviser, Kayne Anderson Fund Advisors, LLC, 811 Main Street, 14th Floor, Houston, Texas 77002, at the offices of the custodian,             ,             , at the offices of the transfer agent,             , or at the offices of the administrator, ,             ,             .

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.

The Registrant undertakes to suspend the offering of the common shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Not applicable.

5.	The Registrant is filing this registration statement pursuant to Rule 430A under the Securities Act of 1933, as amended (the “Securities Act”), and undertakes that:

a.

for the purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of the registration statement as of the time it was declared effective; and

b.

for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.

The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any statement of additional information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston and State of Texas, on the 23rd day of July, 2019.

Kayne Anderson Income Strategies Fund

By:	/s/ James C. Baker
James C. Baker
Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ James C. Baker James C. Baker	Trustee and Chief Executive Officer (Principal Executive Officer)	July 23, 2019

/s/ Terry A. Hart Terry A. Hart	Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)	July 23, 2019

/s/ Kevin S. McCarthy Kevin S. McCarthy	Chairman of the Board and Trustee	July 23, 2019

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF DOCUMENT

a.1	CERTIFICATE OF TRUST